                                                                   June 30, 1999


                                                                Evergreen Select

                                                             Equity Growth Funds

                                                                   Annual Report

                                          [LOGO OF EVERGREEN FUNDS APPEARS HERE]

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                               Table of Contents
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Letter to Shareholders ................................1

Evergreen Select Balanced Fund
   Fund at a Glance ...................................2
   Portfolio Manager Commentary........................3

Evergreen Select Core Equity Fund
   Fund at a Glance ...................................5
   Portfolio Manager Commentary........................6

Evergreen Select Diversified Value Fund
   Fund at a Glance ...................................8
   Portfolio Manager Commentary........................9

Evergreen Select Large Cap Blend Fund
   Fund at a Glance ..................................11
   Portfolio Manager Commentary.......................12

Evergreen Select Small Cap Growth Fund
   Fund at a Glance ..................................14
   Portfolio Manager Commentary.......................15

Evergreen Select Small Company Value Fund
   Fund at a Glance ..................................18
   Portfolio Manager Commentary.......................19

Evergreen Select Social Principles Fund
   Fund at a Glance ..................................23
   Portfolio Manager Commentary.......................24

Evergreen Select Special Equity Fund
   Fund at a Glance ..................................26
   Portfolio Manager Commentary.......................27

Evergreen Select Strategic Growth Fund
   Fund at a Glance ..................................30
   Portfolio Manager Commentary.......................31

Evergreen Select Strategic Value Fund
   Fund at a Glance ..................................33
   Portfolio Manager Commentary.......................34

Financial Highlights
   Evergreen Select Balanced Fund.....................37
   Evergreen Select Core Equity Fund..................38
   Evergreen Select Diversified Value Fund............39
   Evergreen Select Large Cap Blend Fund..............40
   Evergreen Select Small Cap Growth Fund.............41
   Evergreen Select Small Company Value Fund..........42
   Evergreen Select Social Principles Fund............43
   Evergreen Select Special Equity Fund...............44
   Evergreen Select Strategic Growth Fund.............46
   Evergreen Select Strategic Value Fund..............47

Schedule of Investments
   Evergreen Select Balanced Fund.....................48
   Evergreen Select Core Equity Fund..................51
   Evergreen Select Diversified Value Fund............54
   Evergreen Select Large Cap Blend Fund..............56
   Evergreen Select Small Cap Growth Fund.............58
   Evergreen Select Small Company Value Fund..........60
   Evergreen Select Social Principles Fund............62
   Evergreen Select Special Equity Fund...............64
   Evergreen Select Strategic Growth Fund.............66
   Evergreen Select Strategic Value Fund..............68

Statements of Assets and Liabilities..................70

Statements of Operations .............................72

Statements of Changes in Net Assets...................74

Combined Notes to Financial Statements ...............79

Independent Auditors' Report..........................92

Other Information.....................................93

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                                Evergreen Funds
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Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:   ARE NOT FDIC INSURED  May lose value . Are not bank guaranteed

                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                  August 1999

[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

[PHOTO OF DAVID C. FRANCIS, CFA APPEARS HERE]

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Equity Funds annual report, which covers the twelve-month period ended June 30, 1999.

Continued Strength in the Domestic Economy

After stock markets around the world, including the United States, declined dramatically last summer and into the early fall, the Federal Reserve's actions to lower interest rates in late 1998 helped restore investor confidence. The U.S. stock market rallied strongly during the final quarter of 1998 and into the first half of 1999.

Throughout the period, the strong performance of large capitalization growth stocks continued. Investors who focused on this small group of stocks, particularly technology stocks, fared well. After long periods of lagging performance in many areas of the market, participation broadened during the second quarter of 1999 to include both value stocks and small company stocks. Currently, the stock market is responding positively to the combination of low inflation, low interest rates and low unemployment. The economy appears strong and investor confidence seems high. We remain cautiously optimistic about the stock market.

Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of August, when this report was finalized, we have completed the testing of internal systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident that our efforts will enable our shareholders to receive the same Evergreen products and services we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.



/s/ David C. Francis

David C. Francis, CFA
Managing Director
Chief Investment Officer
First Capital Group - FUNB



/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                             Select Balanced Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

                                     Process

The Fund employs a blended approach to equity investing, utilizing companies with both value and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

                                   Benchmarks

Standard & Poors 500 Index (S&P 500) Lehman Brothers Government/Corporate Bond Index (LBGBI).


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 4/01/91                     Class I       Class IS
Class Inception Date                                 01/22/98       04/09/98
Average Annual Returns
1 year                                                  5.70%          5.43%
3 years                                                14.23%         14.19%
5 years                                                14.57%         14.55%
Since Inception                                        12.35%         12.33%
12-month income dividends per share                    $0.42          $0.39
12-month capital gain distributions per share          $0.14          $0.14


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]


               Select Balanced,
Date           Class I                  CPI           S&P 500            LBGBI
-----          ---------------       --------        --------          ---------
3/31/91        1,000,000             1,000,000        1,000,000        1,000,000
6/30/91        1,007,024             1,007,407          997,713        1,015,100
6/30/92        1,149,999             1,038,519        1,131,538        1,158,900
6/30/93        1,298,090             1,069,622        1,285,744        1,311,300
6/30/94        1,322,763             1,096,296        1,303,834        1,292,100
6/30/95        1,530,289             1,129,630        1,643,758        1,457,000
6/30/96        1,752,429             1,160,319        2,071,132        1,524,900
6/30/97        2,078,503             1,187,407        2,789,795        1,643,000
6/30/98        2,470,904             1,207,407        3,631,237        1,827,400
6/30/99        2,611,572             1,231,111        4,458,061        1,878,100

Comparison of change in value of a $1,000,000 investment in Evergreen select Balanced Fund, Class I, the S&P 500, the Consumer Price Index (CPI) and the LBGBI.

The S&P 500 and LBGBI are unmanaged indices, which do not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Balanced Fund II. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Balanced Fund II, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If these fees were reflected, returns would have been lower.

                                   EVERGREEN
                             Select Balanced Fund

                          Portfolio Manager Commentary

Portfolio Management Team


Mr. Rich has been an equity portfolio manager with Meridian Investment Company, and has maintained sector analytical responsibilities since he joined Meridian in 1990. Prior to joining Meridian in 1990, Mr. Rich served as a portfolio manager with First Fidelity Bank. Lester Rich has over 17 years of investment experience.

Mr. Williams joined FUNB as a Vice-President and senior portfolio manager in 1993 and became a Senior Vice President in September 1997. Mr. Williams has been a professional in banking and investment management since 1969.

[PHOTO OF LESTER RICH APPEARS HERE]   [PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]

Performance and Portfolio Structure

For the twelve months ended June 30, 1999 Evergreen Select Balanced Fund, Class I posted a 5.7% total return. This performance compared to the 2.7% total return for the Lehman Brothers Government/Corporate Index and the S&P 500 Index's
22.8% return, for the same period.

During the fiscal year, the composition of the Fund remained relatively stable. The portfolio's equity exposure increased from 54% to just over 55%, while the weighting of fixed income securities fell from 46% to roughly 44%. Our cash position fluctuated around 1% during the period.

                                   Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                       $659,137,807
              Number of Issues                                 93
              P/E Ratio                                     36.1x
              Beta                                           1.08

Market Environment

The U.S. economy provided a favorable backdrop for both equity and fixed income investors during much of the fiscal year. Strong economic growth was tempered by benign inflation, propelling the stock market to new highs and pushing the bond market into positive territory during the first six months.

The fiscal year was broken into two markedly different periods regarding interest rate activity: the first three months, during which rates declined sharply, and the final nine months in which rates increased steadily. The yield on the bellwether 30-year Treasury Bond started the period at 5.63% and fell as low as 4.70% before soaring to 5.96% by June 30. Although the stock market shrugged off higher interest rates, the U.S. bond market suffered negative returns during the final six months in light of rising rates.

                            Top 5 Industries--Equity
                            ------------------------
                         (as a percentage of net assets)

              Information Services & Technology              8.4%
              Healthcare Products & Services                 5.5%
              Communication Systems & Services               5.5%
              Finance & Insurance                            5.0%
              Banks                                          4.7%

                                   EVERGREEN
                             Select Balanced Fund

                         Portfolio Manager Commentary

Portfolio Activity

Within the fixed income portion of the Fund, we generally maintained duration in excess of the benchmark during the first half of the fiscal period, a strategy that was beneficial in the opening months as interest rates fell. In early May, we reversed course and shortened duration in response to increasing inflationary pressure and a potential rate hike by the Federal Reserve Board. The portfolio's shortened duration proved beneficial when interest rates soared during the final six weeks of the quarter.

Technology currently represents the portfolio's largest sector weighting. Although some of our technology holdings, America Online and Compaq Computer Corp., specifically, struggled during the past few months, other stocks purchased in this sector during the fiscal year added to the fund's performance. Industry stalwarts Cisco Systems, Microsoft and Intel posted total twelve-month returns of 110%, 66% and 61%, respectively.

Financial companies represent another strong sector weighting. Within this area, we are emphasizing fundamentally strong banks such as BankAmerica, Fleet Financial, BankBoston and Bank One. In fact, the Fund benefited from a merger between two of these holdings, Fleet Financial and BankBoston. The market's realization of the potential of this combined banking franchise coupled with the lower valuation levels helped boost both of these issues to higher levels.


                            Top 10 Equity Holdings*
                            -----------------------
                         (as a percentage of net assets)

              Dayton Hudson Corp.                            2.5%
              Microsoft Corp.                                2.3%
              Cisco Systems, Inc.                            2.3%
              MCI WorldCom, Inc.                             2.2%
              Tyco International Ltd.                        2.0%
              General Electric Co.                           2.0%
              GTE Corp.                                      1.7%
              Waste Management, Inc.                         1.6%
              BankAmerica Corp.                              1.5%
              Citigroup, Inc.                                1.5%

*Portfolio composition subject to change


                              Top 5 Bond Holdings
                              -------------------
                         (as a percentage of net assets)

                                     Coupon     Maturity
                                     -------    --------
              U.S. Treasury Notes     7.75%    2/15/2001     7.4%
              U.S. Treasury Bonds     9.13%    5/15/2018     3.5%
              U.S. Treasury Bonds     8.88%    8/15/2017     3.1%
              U.S. Treasury Bonds     7.88%    2/15/2021     3.0%
              U.S. Treasury Notes     5.88%    7/31/1999     2.7%


Outlook

The significant broadening of the stock market in the last three months has given many investors reason to cheer. Long overlooked cyclical stocks have become favorites as worldwide economies strengthen and the risk of a slowdown, induced by struggling Asian and Latin American economies, passes. Accelerating corporate profit growth is good news for both equity and bond markets that have been fretting over unimpressive earnings growth. Looking ahead, the specter of higher inflation brought on by the surprisingly high April CPI (up 0.7%), as well as rising interest rates, present the greatest challenges to the market outlook.

                                   EVERGREEN
                            Select Core Equity Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                  Philosophy

Evergreen Select Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.

                                     Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.

                                    Benchmark

Standard & Poors 500 Index (S&P 500)


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year = 21.34%, 5 year
= 22.32%, 10 year = 14.98% and since 12/31/81 = 15.78%; Class IS--3 year
= 21.07%, 5 year = 22.05%, 10 year = 14.70% and since 12/31/81 = 15.50%.



                          PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/81                         Class I    Class IS
Class Inception Date                                      11/24/97   02/04/98
Average Annual Returns                                    --------   --------

1 year                                                     9.82%         9.53%
3 years                                                   21.28%        21.02%
5 years                                                   22.24%        21.97%
10 years                                                  14.88%        14.61%
Since Inception                                           15.68%        15.40%
12-month income dividends per share                      $ 0.69        $ 0.46
12-month capital gain distributions per share            $ 7.83        $ 7.83

                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                      Consumer Price         S&P 500        Select Core
     Date               Index - US          Composite      Equity Class I
     ----             --------------        ---------      --------------
    6/30/89             1,000,000           1,000,000       1,000,000
    6/30/90             1,046,728           1,164,872       1,188,555
    6/30/91             1,095,890           1,251,018       1,239,834
    6/30/92             1,129,734           1,418,818       1,381,085
    6/30/93             1,163,570           1,612,176       1,535,730
    6/30/94             1,192,587           1,634,859       1,466,474
    6/30/95             1,228,848           2,061,084       1,793,707
    6/30/96             1,262,232           2,596,963       2,243,661
    6/30/97             1,291,700           3,498,084       2,931,866
    6/30/98             1,313,457           4,553,155       3,644,544
    6/30/99             1,339,243           5,589,898       4,002,550

Comparison of change in value of a $1,000,000 investment in Evergreen Select Core Equity, Class I, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

                                   EVERGREEN
                            Select Core Equity Fund

                         Portfolio Manager Commentary

                           Portfolio Management Team

The Fund is managed by Mark C. Sipe, CFA and Hanspeter Giger, CFA who have over 33 years of combined investment experience. Their disciplined approach assures consistency of results and superior service.

[PHOTO OF MARK C. SIPE APPEARS HERE]    [PHOTO OF HANSPETER GIGER APPEARS HERE]
             Mark C. Sipe                           Hanspeter Giger

Performance

Within this turbulent market environment, for the fiscal year, the Evergreen Select Core Equity Fund, Class I total return of 9.8% lagged the S&P 500's performance of 22.8%. Late in 1998, the Fund began a significant repositioning designed to address and correct the major factor contributing to its performance lag relative to the S&P 500 in prior periods, the relative weighting among stocks held in the Fund.

Like many other diversified funds, the average performance of stocks held in the Evergreen Select Core Equity Fund has often matched or exceeded the performance of the average stock in the S&P 500. However, the Fund's holdings among the largest capitalization stocks had not been in proportion to their size in the S&P 500, i.e., weighted according to their market capitalization. This weighting factor alone--not stock selection, per se--accounted for over half of the Fund's performance deficit relative to the index during the first three months of the period, with the bulk of that occurring prior to the completion of the repositioning at the end of February. In fact, the Fund began tracking the S&P 500 more closely in March, and outperformed the benchmark during the three months ending June 30, with a total return of 7.4% versus 7.0% for the S&P. This was the period in the market, as noted above, in which the breadth of performance across market capitalizations improved as well.

                          Portfolio
                       Characteristics
                       ---------------

  Total Net Assets                     $1,943,722,912
  Number of Issues                                131
  P/E Ratio                                     26.3x
  Beta                                           1.00

Market Environment

Two distinctly different market environments characterized the second half of the Evergreen Select Core Equity Fund's June fiscal year. The initial three months of the period saw an exaggerated extension of the narrow market that dominated in prior quarters. As an example, the S&P 500 was up roughly 5% during that time frame, while the median stock return among the 500 stocks in the index was down roughly 2%. In fact, the total increase in the S&P 500's market capitalization was accounted for by just 15 stocks; an index of the remaining 485 stocks would have been flat during the period.

Throughout much of the latter half of the period, however, the stock market vacillated amidst speculation surrounding the Federal Reserve Board's likely response to signs of potentially higher inflation. Investors related the continuation of domestic economic strength, combined with indications of at least a bottoming in Asia's fortunes, as increasing the likelihood of a more aggressive stance by the Fed. The anticipation of the eventual interest rate increase at quarter end produced a

                                   EVERGREEN
                            Select Core Equity Fund

                         Portfolio Manager Commentary

notable rotation among market leadership. The narrowly concentrated market of January through March was challenged by the recovery among smaller stocks as well as value-oriented industries, such as metals, chemicals, energy, and utilities. Further illustrating this shift, the average stock price performance of the bottom 150 stocks in the S&P 500 in terms of market capitalization (up 19.6%) more than doubled the average performance of the largest 150 stocks (up 8.8%) from the beginning of April until the end of June.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

  Information Services & Technology                                     18.6%
  Healthcare Products & Services                                        13.9%
  Finance & Insurance                                                    8.8%
  Retailing & Wholesale                                                  7.2%
  Food and Beverage Products                                             7.0%

Portfolio Activity

Beyond the structural changes in the portfolio, the most notable shifts in the Fund's investments related to selected sector weightings. In this vein, sector over-weights were reaffirmed in technology and health care, due to the long-term secular growth opportunities that those areas continue to offer. On the other hand, reductions were made in energy and basic materials sector exposures.

Sector performance during the fiscal year was far and away led by technology and telecommunications. Technology stocks in the Fund such as Applied Materials, Altera, and Adaptec joined strong performances by Nokia Corp. and market stalwarts such as Oracle Corp., International Business Machines, Cisco Systems, Microsoft, Dell, and Intel. In the telecom sector, the standout performer was MCI Worldcom. Lagging sectors during the period included consumer staples, basic materials, and electric utilities. Of the poor-performing market segments, basic materials began to see signs of life late in the period as earnings expectations bottomed coincidentally with the perceived stabilization of Asian economies. As a result, basic materials stocks, following a dismal performance in 1998, are among the top performers so far in 1999.

                                Top 10 Holdings*
                                ----------------
                         (as a percentage of net assets)

  General Electric Co.                                                5.8%
  Microsoft Corp.                                                     5.1%
  International Business Machines Corp.                               3.7%
  Coca Cola Co.                                                       2.6%
  Cisco Systems, Inc.                                                 2.2%
  Intel Corp.                                                         2.2%
  Bristol-Myers Squibb Co.                                            2.2%
  BankAmerica Corp.                                                   2.0%
  MCI WorldCom, Inc.                                                  1.9%
  Philip Morris Companies, Inc.                                       1.6%

*Portfolio composition subject to change
----------------------------------------

Outlook

In all, the period closed with the S&P 500 as well as the NASDAQ Index, standing at record highs. From an outlook standpoint, although the complexion of the market has changed in the last several months, the generally positive backdrop of domestic economic growth, low inflation, and low interest rates remains in place. Going forward, the Fund will continue to invest in what we believe are quality companies that meet the requirements of our investment research process. More specifically, we will continue to pursue investments in stocks offering the most attractive combination of good long-term earnings growth prospects and price, focusing on predominantly large cap as well as selective mid cap securities.

                                   EVERGREEN
                         Select Diversified Value Fund

                     Fund at a Glance as of June 30, 1999

                               Portfolio Profile

                                   Philosophy

Evergreen Select Diversified Value Fund is a fund with an emphasis on traditional value, utilizing fundamental analysis to determine if a stock is selling at a reasonable valuation level. The Fund seeks to capture the best opportunities in a value universe by emphasizing securities with perceived intrinsic value above current market levels due to temporary or anticipated problems.

                                     Process

Primarily, the Fund invests in undervalued companies using a "bottom-up" approach that concentrates on analyzing security fundamentals rather than broad economic forecasts. The Diversified Value team strives to produce a portfolio that best controls risk and balances a risk/reward relationship.

                                    Benchmark

Standard & Poors 500 Index (S&P 500)

                            Performance and Returns/1/


Portfolio Inception Date 01/03/91                   Class I        Class IS
Class Inception Date                               01/22/98        03/31/98
Average Annual Returns
1 year                                               9.08%           8.77%
3 years                                             19.12%          18.50%
5 years                                             19.51%          19.14%
Since Inception                                     16.55%          16.33%
12-month income dividends per share                 $0.20            $0.14
12-month capital gain distributions per share       $0.65            $0.65

                                Long Term Growth

                           [LINE GRAPH APPEARS HERE]



                 Select Diversified
Date             Value,Class I                 CPI             S&P 500
----             ------------------            ----           ---------
12/31/90         1,000,000                   1,000,000        1,000,000
 6/30/91         1,164,762                   1,016,500        1,142,600
 6/30/92         1,292,453                   1,047,800        1,295,900
 6/30/93         1,448,141                   1,079,200        1,472,500
 6/30/94         1,504,393                   1,106,100        1,493,200
 6/30/95         1,832,207                   1,139,800        1,882,500
 6/30/96         2,170,015                   1,170,700        2,372,000
 6/30/97         2,769,937                   1,198,100        3,195,100
 6/30/98         3,363,904                   1,218,200        4,158,700
 6/30/99         3,667,912                   1,242,200        5,105,700



Comparison of change in value of a $1,000,000 investment in Evergreen Select Diversified Value Fund, Class I, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Value Fund. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Value Fund, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If these fees were reflected, returns would have been lower.

                                   EVERGREEN
                         Select Diversified Value Fund

                         Portfolio Manager Commentary

Portfolio Management Team

John E. Gray, CFA, and Eric M. Teal, who have a combined 52 years of investment experience, manage the Evergreen Select Diversified Value Fund. The team employs rigorous fundamental analysis combined with a disciplined quantitative approach to seek superior results and adherence to risk/reward objectives.

[PHOTO OF JACK GRAY APPEARS HERE]              [PHOTO OF ERIC TEAL APPEARS HERE]
          Jack Gray                                      Eric Teal

Performance

For the twelve-month period ended June 30, 1999 Evergreen Select Diversified Value Fund, Class I posted a net return of 9.0% versus 22.8% for the S&P 500. The majority of the Fund's underperformance occurred during the third quarter market correction, when the Fund declined 16.3% versus the 10.3% decline for the S&P 500.

                           Portfolio
                        Characteristics
                        ---------------

  Total Net Assets                       $607,738,783
  Number of Issues                                 98
  P/E Ratio                                     25.1x
  Beta                                           1.07

Market Environment

It was nearly impossible for large-cap active investment strategies to outperform the S&P 500 during the past twelve months. In 1998, only 28% of the stocks in the S&P 500 outperformed the average, and the first quarter of 1999 was more of the same. This reflects the narrow leadership in the equity markets. High-P/E growth stocks have led the market, and if managers underweighted the "nifty-fifty"--the very largest, mega-cap stocks--then performance suffered.

Portfolio Activity

Among our best performers during the year were several in the technology sector:
Sun Microsystems up over 150%, IBM up 127%, Cisco Systems up 109%, and Tellabs up 88%. Tyco International, a conglomerate and one of the Fund's largest holdings, gained over 51%. Poor performance came in the oil service and healthcare sectors. Oil drillers, R&B Falcon and Diamond Offshore declined 60% and 30%, respectively, in line with plummeting crude oil prices in 1998. Medical providers and HMO stocks also continued to be out of favor with investors. Consequently, Lincare, Healthsouth, and Tenet Healthcare all declined approximately 40%.

                                   EVERGREEN
                         Select Diversified Value Fund

                         Portfolio Manager Commentary

                                Top 10 Holdings*
                                ----------------
                         (as a percentage of net assets)

  Tyco International Ltd.                        3.7%
  Microsoft Corp.                                3.3%
  Motorola, Inc.                                 3.1%
  Nokia Corp.                                    2.4%
  PNC Bank Corp.                                 2.4%
  Reliant Energy, Inc.                           2.3%
  General Electric Co.                           2.2%
  Time Warner, Inc.                              2.1%
  Wal-Mart Stores, Inc.                          1.9%
  American International Group, Inc.             1.9%

*Portfolio composition subject to change
----------------------------------------

Although the Fund's absolute performance was below the overall market, relative results have significantly improved in 1999. During the first six months of 1999 the Fund has returned 9.2% versus 12.4% for the S&P 500, and during the past three months the Fund is up 6.0% versus 7.0% for the S&P 500.

This improvement has kept the Fund within striking distance of the benchmark for 1999. We believe several market indicators should work to our advantage in the near future. Most importantly, there has been an overall broadening out of the market, suggesting that market leadership may not be confined to a select group of high multiple growth stocks. This should favor active management strategies and portfolios that are properly diversified with winning stocks.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

  Finance & Insurance                           11.8%
  Information Services & Technology             11.0%
  Healthcare Products & Services                 9.3%
  Oil/Energy                                     6.9%
  Retailing & Wholesale                          6.8%


Outlook


During the fiscal year the majority of stocks underperformed the broad market averages and, as a result, the majority of active managers underperformed their benchmarks. The recent overall broadening out of the market may work in favor of active management and the Evergreen Select Diversified Value Fund. The emphasis remains on stock selection and risk monitoring rather than on sector or style decisions. Our outlook remains positive.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value- and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be counter-cyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.

                                     Process

Research and stock selection focus on companies of sound financial quality which have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.

                                    Benchmark

                      Standard & Poors 500 Index (S&P 500)



/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows:
Class I--3 year = 22.50%, 5 year = 23.68% and since 12/31/93 = 19.87%; Class
IS--3 year = 22.21%, 5 year = 23.38% and since 12/31/93 = 19.58%.

                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/93                  Class I     Class IS
Class Inception Date                               11/24/97    03/12/98
Average Annual Returns
1 year                                               7.12%       6.83%
3 years                                             22.44%      22.15%
5 years                                             23.60%      23.30%
Since Inception                                     19.78%      19.49%
12-month income dividends per share                 $0.40        $0.30
12-month capital gain distribution per share        $5.20        $5.20


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                                                Select Large
                                                                  Cap Blend,
       Date                 CPI                S&P 500             Class I
       ----              ----------           ---------         -------------
     12/31/93            1,000,000            1,000,000           1,000,000
      6/30/94            1,015,096              966,128             934,984
      6/30/95            1,045,961            1,218,008           1,228,085
      6/30/96            1,074,376            1,534,688           1,469,331
      6/30/97            1,099,459            2,067,210           1,976,896
      6/30/98            1,117,977            2,690,709           2,517,631
      6/30/99            1,139,926            3,303,378           2,697,141

Comparison of change in value of a $1,000,000 investment in Evergreen Select Large Cap Blend Fund, Class I, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                          Portfolio Manager Commentary

Portfolio Management

Mr. Rich has been an equity portfolio manager with Meridian Investment Company, and has maintained sector analytical responsibilities since he joined Meridian in 1990. Prior to joining Meridian in 1990, Mr. Rich served as a portfolio manager with First Fidelity Bank. Lester Rich has over 17 years of investment experience.

                      [PHOTO OF LESTER RICH APPEARS HERE]
                                  Lester Rich


Performance

Evergreen Select Large Cap Blend Fund, Class I posted a 7.1% total return for the fiscal year ended June 30, 1999. This performance trailed the exceptional performance by the broad stock market, as measured by the S&P 500, which returned 22.8% for the same period.


                                   Portfolio
                                Characteristics
                                ---------------

  Total Net Assets                                          $438,756,964
  Number of Issues                                                    56
  P/E Ratios                                                       35.7x
  Beta                                                              1.06


Market Environment

The U.S. economy provided a strong backdrop for the stock market's persistent climb during the past year. Equity investors shrugged off rising interest rates, as strong economic growth and benign inflation paved the way for another excellent period for stocks.

Though headlines proclaimed new record highs throughout the year, not all investors participated in the extraordinary returns. The very largest growth-oriented companies (technology companies, in particular) led the way, while smaller companies and value-oriented stocks lagged. Within this market environment, active equity managers struggled to beat the returns of the S&P 500.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             14.8%
              Healthcare Products & Services                10.0%
              Communication Systems & Services              10.0%
              Finance & Insurance                            9.5%
              Banks                                          8.3%

                                   EVERGREEN
                          Select Large Cap Blend Fund

                         Portfolio Manager Commentary

Portfolio Manager Commentary

Portfolio Activity

Technology currently represents the portfolio's largest sector weighting. Although our technology holdings--America Online and Compaq, specifically--struggled during the past few months, other stocks purchased in this sector during the fiscal period added to the fund's performance. Industry stalwarts (and current Fund holdings) Cisco Systems, Microsoft and Intel posted total twelve-month returns of 110%, 66% and 61%, respectively.

Financial companies represent another strong sector weighting. Within this area, we are emphasizing fundamentally strong banks such as BankAmerica, Fleet Financial, BankBoston and Bank One. In fact, the Fund benefited from a merger between two of these holdings, Fleet Financial and BankBoston. The market's realization of the potential of this combined banking franchise coupled with the lower valuation levels helped boost both of these issues to higher levels.

A modestly underweighted utility position benefited performance, as companies within this sector continue to battle higher interest rates, increasing competition and uncertainty regarding deregulation. Unfortunately, the Fund's only two holdings posted negative returns. Similarly, several of our consumer staples companies lagged the market's strong returns. Share prices of current holdings Coca-Cola, Gillette and Proctor & Gamble all declined during the period.

                               Top 10 Holdings*
                               ---------------
                         (as a percentage of net assets)

              Dayton Hudson Corp.                            4.6%
              Microsoft Corp.                                4.2%
              Cisco Systems, Inc.                            4.2%
              MCI WorldCom, Inc.                             4.1%
              General Electric Co.                           3.8%
              Tyco International Ltd.                        3.5%
              Citigroup, Inc.                                3.1%
              GTE Corp.                                      3.1%
              Waste Management, Inc.                         2.8%
              BankAmerica Corp.                              2.7%

*Portfolio composition subject to change

Outlook

The significant broadening of the market in the last three months has given many investors reason to cheer. Long overlooked cyclical stocks have become favorites as worldwide economies strengthen and the risk of a slowdown, induced by struggling Asian and Latin American economies, passes. Accelerating corporate profit growth is good news for a market that has fretted over unimpressive earnings growth. Looking ahead, the specter of higher inflation brought on by the surprisingly high April CPI (up 0.7%), as well as rising interest rates, present the greatest challenges to the market outlook.

                                   EVERGREEN
                         Select Small Cap Growth Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                   Philosophy

The Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

                                     Process

The Fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality companies with a competitive advantage, stocks of which are growth-oriented, and reasonably valued.

                                    Benchmark

                            Russell 2000 Growth Index

                               Russell 2000 Index


                            PERFORMANCE AND RETURNS/1/

Performance Inception Date                                              Class I
Class Inception Date                                                    12/28/95
Average Annual Returns
1 year                                                                    4.22%
3 years                                                                   7.83%
Since Inception                                                          10.96%
12-month income dividends per share                                          0
12-month capital gain distributions per share                         $    0.02


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

          Select Small Cap
 Date         Class I        Russell 2000       CPI       Russell 2000 Growth
 ----     ----------------   ------------       ---       -------------------
12/31/95    1,000,000         1,000,000      1,000,000       1,000,000
 6/30/96    1,148,000         1,103,600      1,021,174       1,119,200
 6/30/97    1,231,868         1,283,800      1,045,015       1,170,800
 6/30/98    1,381,010         1,495,700      1,062,616       1,325,300
 6/30/99    1,439,293         1,518,000      1,083,477       1,435,300

Comparison of change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund, Class I, the Russell 2000 Growth, the Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 Growth and Russell 2000 are unmanaged indices, which do not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                   EVERGREEN
                         Select Small Cap Growth Fund

                         Portfolio Manager Commentary

Portfolio Management

Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Company, where he manages the Fund and separately managed other, small cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Evergreen in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management. He developed quantitative models and had co-management responsibility for several small cap and mid cap portfolios. As an analyst, he was a generalist, covering a wide variety of industries, including technology, telecommunications equipment, media services, basic industry, consumer staples and retail. Mr. Holman received both his B.S. and M.B.A degrees from Iowa State University.

                      [PHOTO OF TOM HOLMAN APPEARS HERE]
                                  Tom Holman


Performance

Evergreen Select Small Company Growth Fund had relatively strong performance, especially during the final three months of the fiscal year as market leadership changed and investors sought out the attractive values in small company growth stocks. For the 12 months ended June 30, 1999, Evergreen Select Small Cap Growth Fund, Class I had a total return of 4.22%, including a 15.68% return during the final three months of the period. The benchmark, the Russell 2000 Growth Index, had a return of 8.30% over the 12 months, and 14.75% over the final three months.

                                    Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                        $70,113,537
              Number of Issues                                 62
              P/E Ratios                                    24.0x
              Beta                                           1.24


Market Environment

The full 12-month period consisted of three periods of sharply different conditions. The "Downdraft", from July 20 through October 8, 1998, was a time of global economic concern and political uncertainty. This created a very difficult environment for small company investing as the average small cap stock lost 38% of its value. The "Rebound" began as small caps bottomed on October 8, and lasted through January 20, 1999. During this time, the average small cap stock gained more than 50%. This dramatic rise was driven by the U.S. Federal Reserve Board lowering short-term interest rates three successive times. It is difficult to sustain that type of momentum, however, and the market let off a little steam in early 1999.

The final period, the "Broadening", began toward the end of February 1999, and brought a significant change as the overall market finally broadened beyond the few large cap growth stocks that had led performance over the previous two years. Cyclical stocks and small company stocks began to perform well. For the first time in more than two years, small company growth stocks outperformed large company stocks. The primary factor was the clear sign of the improving economy in Asia. That affected domestic small companies in two ways. First, as the Asian economies picked up, they began to increase their imports of goods from the United States, particularly benefiting the technology sector. Second, Asian companies enjoyed better demand in their own

                                   EVERGREEN
                         Select Small Cap Growth Fund

                          Portfolio Manager Commentary

domestic economies, and so cut back on their exports to the United States, where they had been dumping goods at very low prices and creating a difficult competitive environment for U.S. companies. As a result, a number of sectors in which the Fund had invested did remarkably well, including technology and industrial manufacturing.

Any discussion of the 12-month period must take note of the enormous gains generated by internet stocks. Seven of the top 10 contributors to the Russell 2000 Growth Index over the period were internet-related stocks. The average gain of these seven stocks was 320%. Even more startling is the fact that those seven stocks combined generated a 5.92% return for the entire index. To phrase this another way, those seven stocks account for more than 70% of the index's return. This massive concentration of stellar performance in a small group of stocks is the primary reason for the Fund's underperformance over 12 months. We chose to remain style-consistent, keeping the market cap of the fund below $1 billion by selling securities as their market cap exceeded $2 billion. While this decision seemed prudent at the time, it caused us to sell securities too early and had a negative impact on the Fund's performance. We are considering changes so this type of scenario will not inhibit performance in the future.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             27.1%
              Electrical Equipment & Services                9.8%
              Telecommunication Services & Equipment         9.7%
              Education                                      8.2%
              Consumer Products & Services                   6.8%


Portfolio Activity

During the first six months of the period, we had moved away from companies that had significant exposure to Asia. That worked very well; however, with the strength in the Asian markets in 1999, we migrated back to those areas where we found exceptional value. As prospects brightened, we invested in companies such as Lattice, a semi-conductor manufacturer, and Kemet, which makes capacitors for circuit boards. In general, we increased our technology weighting substantially. As of June 30, 1999, 24.8% of net assets were invested in hardware and 10.7% in software and technology services. Those areas together had comprised about 24% of net assets back on December 31, 1998.

We found some outstanding opportunities in technology; Fibre Channel is a new data-storage standard that allows greater quantities of data to be stored faster and further away, enhancing network speed and reliability. Qlogic makes fibre channel adapter cards that hook various devices to the network. During the second quarter of 1999 alone, Qlogic's stock prices rose from $30 to $135. PMC-Sierra, which makes semi-conductor sets that manage telecommunications traffic, was a stock that rose from $32 when we purchased it in September 1998 to $77 by March, when we sold it as it surpassed the $2 billion market capitalization line. Applied Microcircuits, which is in a very similar industry to PMC-Sierra, also did very well, rising from $40 per share in December, when we purchased it, to $80 by the end of the fiscal year.

We also increased our weighting in cyclical and industrial manufacturing companies, which at the end of the fiscal year accounted for about 10% of Fund net assets, compared to a 5.5% weighting in the Russell 2000 Growth Index. Roper Industries, a manufacturer of industrial controls and fluid handling products, was a very strong performer, with its stock price rising 31.9% during the final three months of the period.

                                   EVERGREEN
                         Select Small Cap Growth Fund

                          Portfolio Manager Commentary


One of the key events in which we have tried to take advantage is the federal TEA 21 highway construction and repair program, which is expected to increase federal spending substantially over the next six years. This already has had a dramatic impact on construction-related companies as contractors upgrade their existing equipment. Portfolio companies that have helped performance included Astec Industries, an asphalt paving equipment company ; Manitowac, a crane manufacturer; and CMI Corp, which makes concrete paving equipment.

The Fund also has been overweighted in telecommunications, with a 10% weighting versus 4.3% for the index. Viatel, a company deploying a fiber optic network across Europe, posted a 97% return during the final quarter, helped by both deregulation and industry consolidation. ITC Deltacom, which provides local and long-distance services in the Southeastern United States, and Transaction Network Services, which operates a nationwide credit card processing network, were two other strong contributors.

Finance and healthcare were two areas in which the Fund has been underweighted substantially. We have de-emphasized finance, at 2.3% of net assets versus 12% for the index, principally because we found more attractive opportunities elsewhere. Healthcare, which was just 1.8% of net assets at the end of the fiscal year versus 14% for the index, is beset by uncertainties over funding and payment issues.

                               Top 10 Holdings*
                               ---------------
                        (as a percentage of net assets)

              Strayer Education, Inc.                        2.9%
              Kronos, Inc.                                   2.9%
              Scotts Co., Cl. A                              2.9%
              Applied Micro Circuits Corp.                   2.7%
              Galileo Technology Ltd.                        2.5%
              Transaction Network Services, Inc.             2.4%
              Citadel Communications Corp.                   2.3%
              Investors Financial Services Corp.             2.3%
              Maximus, Inc.                                  2.2%
              Electronics for Imaging, Inc.                  2.2%

*Portfolio composition subject to change


Outlook

We are somewhat cautious about the immediate outlook because the rapid, dramatic increases in a few select industries within technology have taken away some of the valuation advantages enjoyed by small cap growth companies, especially as interest rates have climbed. However, over the longer term we still think that smaller companies in general offer very attractive valuations relative to larger companies and good investment opportunities in an environment of global economic expansion. Our focus remains to invest in market leaders and to carefully manage the risk profile of the Fund, taking profits where significant gains have been obtained and looking for companies which we believe have above-average growth prospects, reasonable valuations and strong managements.


Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                                   EVERGREEN
                        Select Small Company Value Fund

                      Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE


                                   Philosophy

Evergreen Select Small Company Value Fund seeks capital appreciation by investing in little-known and relatively small companies. This requires a significant commitment to independent research by Evergreen's team of 18 analysts, who have an average 16 years' professional experience. The management team seeks to identify small companies that they believe are favorably priced and have both entrepreneurial managements and catalysts for growth. The investment discipline pays special attention to valuations and diversification by industry and company to reduce the volatility associated with small cap stocks.

                                     Process

The Fund's management team uses an intensive research process to assemble a diversified stock portfolio of small companies that:

  . Are potential merger and acquisition candidates;

  . Have promising new products that can cause a dramatic change in earnings;

  . Are "value-timing" candidates because, while their stock may be temporarily out of favor, they offer the potential of good, long-term appreciation;

  . Can benefit from re-structuring programs of management


                                    Benchmark

                            Russell 2000 Value Index


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/23/97                 Class I         Class IS
Class Inception Date                              12/23/97        12/31/98
Average Annual Returns
1 year                                            -10.73%         -11.68%
3 years                                              N/A             N/A
5 years                                              N/A             N/A
Since Inception                                    -6.41%          -7.06%
12-month income dividends per share                $0.03               0
12-month capital gain distributions per share      $0.03               0


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

Date        Consumer Price Index - US   Russell 2000 Value   Evergreen Select Sm Comp Value Class I
----        -------------------------   ------------------   --------------------------------------
31-Dec-97         $1,000,000               $1,000,000                    $1,000,000
31-Mar-98          1,005,580                1,083,500                     1,062,315
30-Jun-98          1,010,539                1,044,373                       989,018
30-Sep-98          1,014,259                  857,663                       779,165
31-Dec-98          1,016,119                  935,505                       867,937
31-Mar-99          1,022,939                  844,839                       771,960
30-Jun-99          1,030,378                  984,678                       882,942

Comparison of change in value of a $1,000,000 investment in Evergreen Select Small Company Value Fund, Class I, the Russell 2000 Value and the Consumer Price Index (CPI).

The Russell 2000 Value Index is an unmanaged index and does not include transaction costs associated with buying and selling securities, nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

Portfolio Management Team

During the fiscal year ended June 30, 1999, Evergreen Select Small Company Value Fund was managed by a team headed by Nola Maddox Falcone. The team also included Constance Unger and Peter J. Kovalski, CFA. Nola M. Falcone retired as President and Co-Chief Executive Officer of Lieber & Co. and Evergreen Asset Management Corp. in July 1999, following a successful 30-year career in investment management. The Fund's management team now comprises Ms. Unger, as team leader, and Mr. Kovalski. Ms. Unger, who joined Evergreen Asset Management Corp. as an analyst in 1998, is an investment veteran with more than 12 years' experience in value investing. She also has served at Segall Bryant & Hamill Investment Counselors, Society Asset Management and Bankers Trust Co. Mr. Kovalski, CFA, joined Evergreen Asset Management Corp. as an analyst in 1992. Previously, he was an analyst with International Assets Advisory Corp., Williams Securities Group, Inc., Ryan Beck & Co., and Ayco/American Express.

                  [PHOTO OF NOLA MADDOX FALCONE APPEARS HERE]
                      Nola Maddox Falcone, CFA

                   [PHOTO OF PETER J. KOVALSKI APPEARS HERE]
                           Peter J. Kovalski, CFA

                    [PHOTO OF CONSTANCE UNGER APPEARS HERE]
                             Constance Unger, CFA


Performance

During a fiscal year in which small company value investing was not in favor until very late in the period, Evergreen Select Small Company Value Fund performed consistently with its style of investing. For the 12 months ended June 30, 1999, the Class I had a total return of -10.73%, including a 14.38% gain during the final three months of the period. During the 12 months, the Russell 2000 Value Index had a return of -5.72%, and gained 15.55% during the final quarter.

Portfolio Structure

The Fund's management team has assembled a diversified stock portfolio of 128 different companies. During the period since the Fund's inception, the team has found a number of attractive opportunities among small cap companies. This has resulted in a portfolio of stocks of companies that, in the aggregate, have lower valuations, as measured by traditional price measures such as price-to-earnings and price-to-book ratios, than the overall stock market, yet higher earnings growth rates. Opportunities were particularly evident among consumer-sensitive companies whose businesses rely principally on the U.S. Many of the best-performing companies have found ways to take advantage of the growing needs of the large, baby-boomer generation that is approaching late middle age. Those companies that have products or services appealing to this market have benefited from an environment of low unemployment and strong consumer demand.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $108,181,122
              Number of Holdings                              128
              P/E Ratio                                     13.1x
              Beta                                            N/A


Market Environment

During most of the 12-month period, small company investing and value investing continued to be out of favor as investors persisted in their preference for the large-company growth companies that had been the market's performance leaders for more than two years. It was only during the final three months that the market broadened and other types of stocks began to outperform the large-company growth stocks. Throughout the 12 months, strong domestic companies, including small cap companies, continued to report healthy earnings in an economy of consistently strong consumer demand, despite shifting investor sentiment and market volatility.

The fiscal year began in the summer of 1998 in an environment of investor anxiety. With a backdrop of international currency and financial crises reverberating around the globe, investors avoided small cap stocks and shifted assets to sectors with perceived liquidity. In response to market turmoil, the U.S. Federal Reserve Board intervened in the fall of 1998 with three successive reductions in short-term interest rates. These actions resulted in a rebound in equity markets, including in the small cap sector, during the final quarter of 1998.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

              Banks                                         12.8%
              Building, Construction & Furnishings           9.3%
              Heathcare Products & Services                  9.2%
              Finance & Insurance                            8.5%
              Consumer Products & Services                   8.4%

The shift of investment assets out of the popular large-company growth stocks and into the undervalued, low-P/E small cap sector began in April 1999, resulting in very strong outperformance by small company stocks in the final quarter of the fiscal year. The Russell 2000 Value Index, for example, returned 15.55% during the quarter, while the S&P 500 Index returned 7.06%.

Takeover activity was one of the primary catalysts for the small cap sector's outperformance, especially by senior management teams and private investors who recognized the depressed small company values. Many larger companies also found it easy to purchase small companies at attractive values, which resulted in an automatic accretion of earnings. This trend was aided by the continuation of pooling of interest accounting rules, which allow two companies to merge their books without taking a hit to earnings from goodwill charges. These rules are expected to continue unchanged until January 1, 2001.

Within the Russell 2000 Value Index, internet companies, which value investors tend to avoid because of their unprecedented high stock valuations, were the performance leaders. However, outside of the internet and selected other technology stocks, the fiscal year ended with the small capitalization sector continuing to be undervalued by virtually all historical standards for evaluating the investment potential of company stocks.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

Portfolio Activity

Throughout the extended period in which the small company value sector underperformed the broader market, our research analysts and portfolio managers continued to search for value-timing opportunities among small company stocks that were out-of-favor despite their strong fundamental characteristics. We found many small cap companies with healthy earnings and continued growth prospects, but with stock prices that had dropped precipitously we believed it was important to stay the course in our investment discipline. In addition, we believed merger-and-acquisition activity was likely to pick up, especially because of the depressed stock price levels in the small cap sector. We also believed that institutional investors eventually would shift their attention and part of their portfolios to the small sector.

During the summer-autumn 1998 crisis, we found many value-timing opportunities that we added to the portfolio. These included several financial services companies: Waddell and Reed Financial Inc., a mutual fund company, that was purchased on August 31, 1998 and had a return to the Fund of 63.3% by the end of the fiscal year; Pacific Century Financial Corp., a Hawaii-based bank that was purchased on August 26, 1998 and had a 38.1% return to the Fund for the fiscal year; Radian Group, a mortgage insurer purchased on September 4, 1998 and which had a 25.4% return to the Fund. Other value-timing purchases included Jabil Circuits, a contract manufacturer for the technology industry, purchased on September 14, 1998 and sold one month later for a 43.9% gain; VISX, a manufacturer of laser systems for corrective eye surgery, which was purchased in October 1998 and sold in April 1999 at a 456.1% gain; and Prime Hospitality, a company which operates extended stay hotels. It was purchased on November 30, 1998 and posted a 38.0% gain to the Fund by June 30, 1999.

One of the underlying strategies for the Fund is to target merger or takeover candidates in consolidating industries. During the fiscal year, nineteen portfolio companies were involved in either announced or completed acquisitions. Eight of those companies were in the financial services sector.

Fund managers and analysts also seek out small companies with new product niches that can benefit from emerging lifestyle or demographic trends. Among these holdings was Koala Corporation, which manufactures baby changing stations and high chairs. Purchased on December 30, 1998, the stock had a 54.7% return to the Fund by June 30.

In the final quarter of the fiscal year, the Fund also increased its exposure to the technology and telecommunications industries. Acquisitions that contributed to performance included: Kent Electronics, which manufactures electronic components for computing and networks; CapRock Communications, which owns and operates a long-distance fiber optics network based in the Southwest United States; Lightbridge Inc., which provides fraud prevention software for the telecommunications industry; and Benchmark Electronics, a contract manufacturer to the technology industry.

The Fund was overweighted in the energy sector during three of the fiscal year's quarters. While this overweighting hurt performance for the full fiscal year, it helped significantly in the final quarter as energy stocks finally began to perform well. Among the energy-related performance leaders in the final quarter were Barrett Resources, Southwestern Energy, Providence Energy, Cabot Oil and Gas and Berry Petroleum.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

                               Top 10 Holdings*
                               ---------------
                        (as a percentage of net assets)

              Alpharma, Inc.                                 2.3%
              Sonic Automotive, Inc.                         1.9%
              Fair Issac & Co., Inc.                         1.8%
              Republic Bancshares, Inc.                      1.8%
              MDU Resources Group, Inc.                      1.7%
              Stewart Enterprises, Inc.                      1.6%
              Mid-State Bancshares                           1.6%
              Genlyte Group, Inc.                            1.6%
              Raymond James Financial, Inc.                  1.5%
              American Bankers Insurance Group, Inc.         1.5%

*Portfolio composition subject to change

Outlook

As investors turn to sectors that have been overlooked, we believe several factors bode well for small cap value investing. The small cap stock sector remains significantly undervalued when compared to large-caps, while investors, including institutions, have broadened their interest to small cap stocks. In addition, value investing shows clear signs that it is returning to favor after being overlooked for more than two years. In addition, we have discovered during our visits to small cap technology and industrial companies that those firms with exposure to Asia are experiencing a clear pick-up in demand. Meanwhile, consumer-oriented companies, which were performance leaders during the past year, continue to experience strong domestic demand.

We believe many high quality, small cap companies with good products have the potential to enjoy excellent earnings growth. At the same time, current stock valuations encourage continued merger-and-acquisition activity and stock buyback programs.

We continue to see attractive companies selling at reasonable prices in the small cap market, and we intend to continue to pursue a discipline that we believe, over the long term, will lead to significant investment opportunities.


Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                                   EVERGREEN
                         Select Social Principles Fund

                      Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE


                                   Philosophy

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies, with average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.


                                     Process

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board Standards.


                                    Benchmark

                        Standard & Poors 400 MidCap Index
                                (S&P 400 MidCap)


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 5/31/88                    Class I     Class IS
Class Inception Date                                 11/24/97     3/12/98
Average Annual Returns
1 year                                                 0.90%        0.64%
3 years                                               12.66%       12.40%
5 years                                               19.15%       18.87%
10 years                                              13.81%       13.54%
Since Inception                                       13.89%       13.62%
12-month income dividends per share               $    0.14    $    0.08
12-month capital gain distributions per share     $    2.10    $    2.10


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                                            Select Social
                                                             Principles
Date    Consumer Price Index - US   S & P 400 Midcap           Class I
----    -------------------------   ----------------  -------------------------
6/30/89        1,000,000              1,000,000                1,000,000
6/30/90        1,046,728              1,154,349                1,063,517
6/30/91        1,095,890              1,302,588                1,137,717
6/30/92        1,129,734              1,544,277                1,279,616
6/30/93        1,163,570              1,894,673                1,600,619
6/30/94        1,192,587              1,893,285                1,517,265
6/30/95        1,228,848              2,314,536                2,117,849
6/30/96        1,262,232              2,813,314                2,548,218
6/30/97        1,291,700              3,469,526                2,996,303
6/30/98        1,313,457              4,402,847                3,610,445
6/30/99        1,339,243              5,150,640                3,643,810


Comparison of change in value of a $1,000,000 investment in Evergreen Select Social Principles Fund, Class I, the S&P 400 MidCap and the Consumer Price Index
(CPI).

The S&P 400 MidCap is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year = 12.72%, 5 year = 19.24%, 10 year = 13.90% and since 05/31/88 = 13.99%; Class IS--3 year = 12.46%,
5 year = 18.95%, 10 year =13.64 % and since 5/31/88 = 13.72%.

                                   EVERGREEN
                         Select Social Principles Fund

                          Portfolio Manager Commentary

Portfolio Management

Evergreen Select Social Principles Fund is managed by A. Jay Zelko who has over 22 years of investment experience.

                     [PHOTO OF A. JAY ZELKO APPEARS HERE]
                                  A. Jay Zelko

Performance

For the twelve months ended June 30, 1999, Evergreen Select Social Principles Fund, Class I posted a 0.90% total return. This performance trailed the 17.2% total return of the Fund's benchmark, the S&P 400 Midcap Index. Underperformance can be partially attributed to the Fund's healthcare and finance exposure.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $134,536,025
              Number of Issues                                 58
              P/E Ratio                                     30.9x
              Beta                                           1.03


Market Environment

The U.S. economy provided a positive backdrop for the U.S. stock market during the past year. Economic growth remained strong and inflation stayed low. Even rising interest rates during the past nine months weren't enough to derail the market's upward ascent.

Although the headlines proclaimed new highs throughout the fiscal year, not all investors participated in these extraordinary returns. The largest stocks enjoyed the greatest returns, while small cap stocks (as measured by the Russell 2000 Index) lagged significantly, up a mere 1.5%.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             14.1%
              Retailing & Wholesale                         13.1%
              Healthcare Products & Services                 9.0%
              Finance & Insurance                            8.8%
              Utilities-Electric                             5.7%

                                   EVERGREEN
                         Select Social Principles Fund

                          Portfolio Manager Commentary


Portfolio Activity

Strong stock selection within the technology sector positively impacted performance. For instance, current holdings Adaptec, PMC-Sierra, Veritas Software and Teradyne all returned over 125% for the twelve months. In addition, we bolstered our technology exposure and took advantage of corporate America's increasing reliance on the internet by purchasing PSINet, a global internet access provider to the business market.

We have also emphasized retailing companies within the portfolio. Retailers are enjoying solid earnings growth, as they continue to reap the benefits of the healthy U.S. economy and strong consumer spending. Family Dollar Stores, Abercrombie & Fitch, and Best Buy are three such holdings capitalizing upon this strong backdrop, evidenced by their total annual returns of 31%, 118% and 274%, respectively.

                                Top 10 Holdings*
                                ---------------
                         (as a percentage of net assets)

              Best Buy Co., Inc.                             4.8%
              Abercrombie & Fitch                            4.2%
              Veritas Software Corp.                         3.1%
              Allied Waste Industries, Inc.                  2.9%
              Sanmina Corp.                                  2.8%
              Qwest Communications Intl., Inc.               2.6%
              Adaptec, Inc.                                  2.6%
              Compuware Corp.                                2.6%
              Healthsouth Corp.                              2.6%
              PMC-Sierra, Inc.                               2.5%

*Portfolio composition subject to change

While many of the portfolio's technology and retail companies posted outstanding gains, the Fund's performance lagged the benchmark, in part, due to the portfolio's healthcare and finance holdings. In healthcare, concerns over medicare reform caused investors to move away from service providers such as HEALTHSOUTH, Lincare and Pediatrix. Many finance companies were penalized by rising interest rates. Consequently, holdings Reliastar Financial and Conseco both posted negative returns during the fiscal period.

Outlook

Looking ahead, we continue to hold an optimistic outlook for mid cap equities. Although mid cap stocks have underperformed their large cap brethren for the past few years, there are signs that a market rotation may be taking place. During the past three months, for instance, indices of mid cap stocks (the S&P 400 Midcap Index, +14.2%) and small cap stocks (the Russell 2000 Index, +15.6%) doubled the performance of the large cap S&P 500 which was up 7.0%.

We believe this valuation disparity between large and smaller stocks, as well as mid caps' own strong fundamentals, will attract investors to mid cap equities. We enthusiastically look forward to the next few years.

                                   EVERGREEN
                          Select Special Equity Fund

                      Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE


                                   Philosophy

Evergreen Select Special Equity Fund aggressively seeks the highest possible return by investing in companies with small market capitalizations.

                                     Process

The Fund employs a "bottom-up" approach to investing, selecting stocks that have passed a rigorous screening process which employs both qualitative and quantitative analysis. To qualify for investment, a stock must meet high expectations for return potential based on growth, value and momentum factors.

                                    Benchmark

                               Russell 2000 Index


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 3/15/94                   Class I     Class IS
Class Inception Date                               3/15/94      3/15/94
Average Annual Returns
1 year                                              42.02%       41.55%
3 years                                             24.15%       23.77%
5 years                                             26.12%       25.86%
Since Inception                                     21.02%       20.78%
12-month income dividends per share                     0            0
12-month capital gain distributions per share   $    1.18    $    1.18


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                                               Evergreen Select
  Date         Consumer Price Index - US     Russell 2000      Special Equity IS
  ----         -------------------------     ------------      -----------------
3/31/94              1,000,000                1,000,000             1,000,000
6/30/94              1,005,435                  961,055               928,000
6/30/95              1,036,005                1,153,907             1,136,121
6/30/96              1,064,151                1,429,538             1,545,689
6/30/97              1,088,995                1,662,932             1,819,441
6/30/98              1,107,337                1,937,388             2,070,250
6/30/99              1,129,076                1,966,347             2,930,786

Comparison of change in value of a $1,000,000 investment in Evergreen Select Special Equity Fund Class IS, the Russell 2000 and the Consumer Price Index
(CPI).

The Russell 2000 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for the Class I prior to 7/27/98 is based on the performance of (1) the Class Y shares of the Fund's predecessor fund, CoreFund Special Equity Fund from 2/21/95 to 7/26/98 and (2) the Class A Shares of the Fund's predecessor fund, CoreFund Special Equity Fund from 3/15/94 to 2/20/95.

Historical performance shown for Class IS prior to 7/27/98 is based on the performance of the Class A shares of the Fund's predecessor fund, Corefund Special Equity Fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-I applicable to Class IS.

                                   EVERGREEN
                          Select Special Equity Fund

                          Portfolio Manager Commentary

Portfolio Management

The Evergreen Select Special Equity Fund is managed by Joseph E. Stocke, CFA. Mr. Stocke joined Meridian Investment Company in 1983 as an assistant investment officer and since 1990 has been a senior investment manager of equities.

                   [PHOTO OF JOSEPH E. STOCKE APPEARS HERE]
                             Joseph E. Stocke CFA


Performance

Evergreen Select Special Equity Fund Class IS produced a total return of 41.55% for the twelve months ended June 30, 1999, outpacing its benchmark, the Russell 2000 Index, which generated a total return of 1.50%. The Fund achieved particularly notable performance in the fourth quarter of 1998 and the first quarter of 1999. In the fourth quarter of 1998, the Fund returned 28.15% versus 16.50% for the Russell 2000 Index. The Fund went on to return 22.20% in the first quarter of 1999, a period in which the Russell 2000 Index fell by 5.50%.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $121,008,952
              Number of Holdings                              114
              P/E Ratio                                     25.2x
              Beta                                           1.23


Market Environment

After being buffeted by challenging market conditions for much of the past twelve months, small-to-mid capitalization stock investors closed the first half of 1999 enjoying broad-based market leadership. The Fund's fiscal year began with historically high stock valuations and increasing global financial instability, which, among other factors, drove the stock market to its worst quarterly decline in nearly a decade. August 1998, in particular, represented the largest single monthly decline since the October 1987 crash. Small-to-mid capitalization stock prices slid the hardest, as investors perceived greater safety in larger companies.

The market began to rebound in the fourth quarter of 1998. Worldwide interest rate cuts restored investors' confidence that global economies and financial markets would regain stability. Many investors anticipated weak international recoveries, however, that would slow U.S. economic growth in the coming year.

                                   EVERGREEN
                          Select Special Equity Fund

                          Portfolio Manager Commentary

In the first quarter of 1999, global economies proved heartier than expected, and the U.S. economy showed ongoing strength. Investors pushed stock prices higher as greater optimism for corporate earnings, as well as seasonal cash inflows, offset concerns about high valuations and disappointment in some high profile earnings reports. Large cap stocks claimed undisputed leadership in the market's ascent during that time. The NASDAQ Composite climbed 12.3% and the Dow Jones Industrial Average rose 7.0% in the first three months of 1999. In contrast, the Russell 2000 Index and the Standard & Poor's Midcap 400 fell by 5.50% and 6.40%, respectively.

Leadership shifted in this year's second quarter to include stocks of all market valuations. Ongoing improvement in global economies boosted prices of long-overlooked cyclical stocks, as the risk of an international slowdown began to pass. Domestically, investors focused on a resilient housing market, strong consumer confidence, low unemployment and a resurgence in the Initial Public Offering (IPO) market; and welcomed accelerating corporate profit growth. Signs of recovery in the Japanese economy also supported a broadening in the market's leadership. On the flipside of the economy's strength, however, investors were mindful that robust growth could rekindle inflation and prompt the Federal Reserve Board to raise interest rates. In June 1999, the Federal Reserve Board raised interest rates by 0.25% and investors have kept a watchful eye for indications of further moves.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             23.5%
              Retailing & Wholesale                         13.6%
              Telecommunication Services & Equipment         9.8%
              Healthcare Products & Services                 9.8%
              Food & Beverage Products                       4.4%


Portfolio Activity

The Fund's "bottom-up" strategy, building the Portfolio "one stock at a time", has been the key to its success. The Fund significantly outperformed its benchmark, the Russell 2000 Index in several industries, over the past twelve months. Technology, communications, consumer cyclicals, basic materials and consumer staples holdings all contributed substantially to the Fund's strong relative performance.

Individual stocks were the story behind the Fund's strong total return this fiscal year. These included Ticketmaster Online Citysearch, a consumer cyclicals company, whose price rose 300% by the end of December 1998. The Fund's technology stocks led performance in the first quarter of 1999. Comprising 18.9% of net assets on March 31, 1999, these holdings outperformed the Russell 2000 by 135%. Abovenet Communications, F5 Networks, Miningco.Com and America Online all contributed to the Fund's competitive performance over the past twelve months.

                                   EVERGREEN
                          Select Special Equity Fund

                         Portfolio Manager Commentary

                                Top 10 Holdings*
                                ---------------
                         (as a percentage of net assets)

              MIPS Technologies, Inc.                        5.2%
              Pacific Sunwear of California                  4.1%
              Gildan Activewear, Inc.                        2.8%
              Abovenet Communications, Inc.                  2.8%
              Williams Sonoma, Inc.                          2.6%
              Abercrombie & Fitch Co.                        2.4%
              NEXTLINK Communications, Inc., Cl. A           2.2%
              Earthlink Network, Inc.                        2.2%
              Real Networks, Inc.                            2.1%
              Chirex, Inc.                                   1.9%

*Portfolio composition subject to change

Outlook

We believe equity investors could face some challenges over the next six months, but we remain optimistic about growth opportunities. The possibility of higher inflation and rising interest rates present the greatest concerns to investors. Further, investors are mindful of historically high valuations, lackluster European economies and the impending Year 2000 issue.

In our opinion, however, pockets of opportunity exist in every market environment. By employing both quantitative and qualitative analysis, we believe the Fund's investment team can seek out companies demonstrating strong growth potential. We look for the Fund's careful investment process to continue to reveal companies able to thrive under a wide variety of market conditions.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                                   EVERGREEN
                         Select Strategic Growth Fund

                      Fund at a Glance as of June 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

                                     Process

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

                                    Benchmark

                            Russell 1000 Growth Index


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/94                  Class I       Class IS
Class Inception Date                               11/24/97       02/27/98
Average Annual Returns
1 year                                              19.22%         18.88%
3 years                                             27.21%         26.86%
Since Inception                                     28.77%         28.42%
12-month income dividends per share             $    0.09      $    0.04
12-month capital gain distributions per share   $    3.26      $    3.26


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]



                                                            Select Strategic
Date     Consumer Price Index - US Russell 1000 Growth       Growth Class I
----     ------------------------- -------------------  -----------------------
12/31/94       1,000,000               1,000,000               1,000,000
 6/30/95       1,018,704               1,202,924               1,209,022
 6/30/96       1,046,379               1,537,472               1,513,807
 6/30/97       1,070,808               2,019,276               1,999,367
 6/30/98       1,088,844               2,653,042               2,614,802
 6/30/99       1,110,220               3,376,522               3,116,891

Comparison of change in value of a $1,000,000 investment in Evergreen Select Strategic Growth Fund, Class I, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year = 27.27% and since 12/31/94 = 28.85%; Class IS--3 year = 26.92% and since 12/31/94 = 28.51%.

                                   EVERGREEN
                         Select Strategic Growth Fund

                         Portfolio Manager Commentary

Portfolio Management Team

David Chow and W. Shannon Reid manage the Evergreen Select Strategic Growth Fund. They have over 29 years combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills. Their disciplined approach promotes consistency of results and superior service.

[PHOTO OF DAVID M. CHOW APPEARS HERE]    [PHOTO OF W. SHANNON REID APPEARS HERE]
           David M. Chow                           W. Shannon Reid


Performance

Evergreen Select Strategic Growth Fund, Class I posted a 19.2% total return for the fiscal year ended June 30, 1999 versus a 27.3% return for its benchmark, the Russell 1000 Growth Index. Performance significantly trailed the benchmark after the first half of the fiscal year, as the stock market exhibited a very narrow advance in which the top 20 largest stocks within the Russell 1000 Growth Index accounted for 73% of the index's gain.

                                    Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                       $493,769,324
              Number of Issues                                 64
              P/E Ratio                                     42.5x
              Beta                                           1.12


Market Environment

The list of financial and economic crises were multiple during the first fiscal quarter ending September 30, 1998. Much of Asia was sliding into recession, Russia was experiencing debt default and financial meltdown, and Brazil was witnessing interest rates rise above 40% in an effort to protect its currency. Amid these disasters, the Federal Reserve Board apparently felt that risks to the monetary system were so great that they coordinated a takeover of the hedge fund Long Term Capital by its creditors.

The U.S. equity market buckled under this pressure, as most major indices produced negative double-digit returns during the period. During the December quarter, however, the market rebounded. Resilient domestic economic growth, global markets' stability, and support by the Federal Reserve Board (in the form of 3 interest rate cuts) renewed investor confidence and fueled the S&P 500 Index's impressive 21.3% quarterly return, the strongest quarterly advance in twenty years.

The upward trend has continued over the past six months. Investors have shrugged off rising interest rates, choosing instead to focus on the strong economy and benign inflation.

                                   EVERGREEN
                         Select Strategic Growth Fund

                         Portfolio Manager Commentary

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             19.9%
              Healthcare Products & Services                17.0%
              Retailing & Wholesale                         13.5%
              Communication Systems & Services               9.3%
              Electrical Equipment & Services                7.9%

Portfolio Activity

Technology represents the Fund's largest sector representation at 20%. Prominent holdings include well-known names such as Microsoft and Cisco, as well as lesser-known companies such as Siebel Systems and Broadvision. Despite recent significant price appreciation, our stance regarding this sector remains positive and we continue to look for attractive entry points. Our focus revolves around companies which provide solutions for the following three themes:

  . continued growth in demand for communications network bandwidth

  . increasing demand for data management and storage capacity

  . enablers of business to business e-commerce.

Healthcare is the Fund's second largest sector weighting at 17%. Pharmaceutical stocks have fallen out of favor over the past several months due to a rotation into more economically sensitive names, slowing earnings growth rates and political risk (a Medicare drug benefit is likely to be a campaign issue in the year 2000). We believe the worst is over for this group. Two of our favorites are Warner Lambert and Bristol-Meyers. Medical device stocks will trade upon their specific product cycles. Our largest holdings here include VISX Corp. and Guidant. Hospital management companies face a difficult operating environment due to rising costs and falling reimbursement rates; thus we continue to avoid this area.

Retailers account for 13% of the fund. We continue to like the prospects for companies who exhibit an ability to gain market share against the backdrop of an increasingly competitive retail environment. Major holdings include Wal-Mart, Home Depot and Best Buy.

                               Top 10 Holdings*
                               ---------------
                         (as a percentage of net assets)

              General Electric Co.                           5.8%
              Microsoft Corp.                                5.4%
              Cisco Systems, Inc.                            3.8%
              Lucent Technologies, Inc.                      3.6%
              Bristol-Myers Squibb Co.                       3.2%
              EMC Corp.                                      3.1%
              Wal-Mart Stores, Inc.                          3.1%
              Warner-Lambert Co.                             2.7%
              Home Depot, Inc.                               2.3%
              Johnson & Johnson                              2.1%

*Portfolio composition subject to change

Outlook

The Fund outperformed its benchmark in each year from 1995 through 1997. Relative performance slipped in 1998 when our bottom-up, diversified approach did not keep up with the market's narrow advance. Going forward, we will continue to adhere to our investment discipline of owning a diversified portfolio of companies, which we believe will produce superior and sustainable earnings growth. We are confident that as the stock market broadens and rewards strong fundamentals and earnings growth, our style will once again outperform.

                                   EVERGREEN
                          Select Strategic Value Fund

                      Fund at a Glance as of June 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Strategic Value Fund is a value-style equity product which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

                                     Process

Following the initial screen by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs a labor intensive research effort in order to dig deep for clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.

                                    Benchmark

                            Russell 1000 Value Index

                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/81                  Class I        Class IS
Class Inception Date                               11/24/97       03/11/98
Average Annual Returns
1 year                                                8.85%          8.60%
3 years                                              22.28%         22.01%
5 years                                              22.14%         21.86%
10 years                                             14.87%         14.59%
Since Inception                                      17.41%         17.12%
12-month income dividends per share              $    2.93      $    2.41
12-month capital gain distributions per share    $    4.89      $    4.89


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

Date     Consumer Price Index - US    Russell 1000 Value  Select Strategic Value Class I
----     -------------------------    ------------------  ------------------------------
6/30/89        1,000,000                  1,000,000                 1,000,000
6/30/90        1,046,728                  1,067,015                 1,060,827
6/30/91        1,095,890                  1,123,988                 1,039,276
6/30/92        1,129,734                  1,303,207                 1,156,546
6/30/93        1,163,570                  1,589,238                 1,417,841
6/30/94        1,192,587                  1,615,032                 1,471,162
6/30/95        1,228,848                  1,944,912                 1,883,533
6/30/96        1,262,232                  2,423,915                 2,187,321
6/30/97        1,291,700                  3,228,269                 2,959,338
6/30/98        1,313,457                  4,159,571                 3,674,144
6/30/99        1,339,243                  4,840,350                 3,999,293

Comparison of change in value of a $1,000,000 investment in Evergreen Select Strategic Value Fund, Class I, the Russell 1000 Value Index and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year =22.34%, 5 year =22.23%, 10 year = 14.96 % and since 12/31/81 = 17.51%; Class IS--3 year =
22.07%, 5 year = 21.94%, 10 year = 14.69% and since 12/31/81 = 17.23%.

                                   EVERGREEN
                          Select Strategic Value Fund

                          Portfolio Manager Commentary

Portfolio Management Team

Evergreen Select Strategic Value Fund is managed by a team of 3 portfolio managers with over 61 years of combined investment experience and expertise in value equity analysis and management. The team-oriented approach incorporates multiple perspectives to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

[PHOTO OF ELIZABETH SMITH APPEARS HERE]      [PHOTO OF JACK GRAY APPEARS HERE]
          Elizabeth Smith                                Jack Gray

                      [PHOTO OF TIM O'GRADY APPEARS HERE]
                                  Tim O'Grady

Performance

Evergreen Select Strategic Value Fund, Class I posted an 8.9% total return for the fiscal year ended June 30, 1999. This performance lagged the 16.4% return for the Russell 1000 Value Index. The fund underperformed the benchmark during a period in which growth stocks outpaced their value counterparts considerably. Lagging performance can also be contributed to a poor showing by the portfolio's utility holdings.

                                   Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                       $532,805,514
              Number of Issues                                 49
              P/E Ratio                                     19.1x
              Beta                                           1.00

Market Environment

Although the U.S. economy provided a positive backdrop for the stock market with solid growth and low inflation, value stocks nevertheless experienced a turbulent fiscal year. During the first three months of the fiscal period, for example, value stocks, as measured by the Russell 1000 Value Index, declined nearly 12%, and for the entire year lagged the S&P 500 Index by 6.4%.

For the first nine months of the period, large cap growth stocks were investors' overwhelming asset class of choice. Technology stocks thrived in this environment, while more value-oriented sectors such as financials and utilities trailed far behind. As value managers, it was difficult to witness growth stocks continue to soar to new highs despite the prospect for a slower earnings growth and soaring valuation levels.

                                   EVERGREEN
                          Select Strategic Value Fund

                         Portfolio Manager Commentary

Portfolio Activity

Technology represented one of the portfolio's greatest areas of strength, and stocks purchased in this sector during the fiscal period added to the fund's performance. Underlying this exposure is an emphasis on industry leaders such as Intel and IBM, while stock-picking remains sensitive to valuation levels. During the fiscal year, these two technology stalwarts, and current holdings, posted total returns of 61% and 126%, respectively. The portfolio's overweighting in technology versus the benchmark reflects our view that technology is the single most significant trend driving the U.S. economy.

Strong stock selection among our telecommunications holdings also had a positive impact on total return. Nokia, a telecom company that supplies mobile phones as well as multi-media network terminals, was one of the top performers, up over 150% during the twelve months. Motorola and Century Telephone also posted strong returns of 81% and 31%, respectively.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

              Banks                                         13.5%
              Finance & Insurance                           11.7%
              Oil/Energy                                     9.3%
              Utilities-Telephone                            9.0%
              Information Services & Technology              5.2%

We began a major restructuring of our utility holdings during the second half of the fiscal year. Pinnacle West was eliminated from the portfolio due to regulatory uncertainty and initial positions were taken in ALLTEL and GTE. In the case of ALLTEL, its rural cellular and telephone assets enjoy a strong competitive position. The company's forecasted earnings per share growth rate is superior to that of its peers, while its current valuation, we feel, does not reflect this growth. GTE is the largest United States based local telephone company and second largest provider of cellular service.

Within basic industry we added Mead and Hercules, the effect of which moved our sector policy to a slight overweight from a neutral stance from earlier in the period. Mead Corporation, a leading company in the paper and forest products industry, trades at a significant discount (15-20%) to its peers, where historically the shares have traded at parity or at a slight premium to the group.

                                   EVERGREEN
                          Select Strategic Value Fund

                         Portfolio Manager Commentary

                                Top 10 Holdings*
                                ---------------
                        (as a percentage of net assets)

              Mobil Corp.                                    4.0%
              Chase Manhattan Corp.                          3.7%
              Citigroup, Inc.                                3.7%
              GTE Corp.                                      3.6%
              International Business Machines Corp.          3.4%
              Mellon Bank Corp.                              3.2%
              AT&T Corp.                                     3.1%
              Williams Companies, Inc.                       3.1%
              Alcoa, Inc.                                    3.0%
              Koninklijke (Royal) Philips Electronics NV     2.9%

*Portfolio composition subject to change

Outlook

As we enter the final six months of 1999, from a valuation perspective, value stocks remain inexpensive relative to growth. The relative price earnings multiple (defined as the Russell 1000 Growth Index divided by the Russell 1000 Value Index price earnings multiple) for growth stocks still commands a 60% premium over value stocks, compared to an eighteen year average of 40%. Our sense is "old generals", i.e., growth stock leadership never dies it just fades away. In other words, we do not expect a pendulum swing to value from the growth leadership to develop overnight. It is reasonable to presume the movement towards value, i.e., the foot soldiers, will be a slow process, aided and abetted by further evidence of stronger than anticipated economic growth and the wide relative valuation gap between styles.

                                   EVERGREEN
                              Select Balanced Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended     Period Ended
                           June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value
  beginning of period        $  13.39        $  12.58
                             --------        --------
 Income from investment
  operations
 Net investment income           0.46            0.16
 Net realized and
  unrealized gain on
  securities                     0.27            0.81
                             --------        --------
 Total from investment
  operations                     0.73            0.97
                             --------        --------
 Distributions to
  shareholders from
 Net realized gains on
  securities                    (0.14)              0
                             --------        --------
 Net investment income          (0.42)          (0.16)
 Total distributions            (0.56)          (0.16)
                             --------        --------
 Net asset value end of
  period                     $  13.56        $  13.39
                             --------        --------
 Total return                    5.70%           7.76%
 Ratios/supplemental data
 Net assets end of period
  (thousands)                $658,733        $723,850
 Ratios to average net
  assets
 Expenses++                      0.69%           0.70%+
 Net investment income           3.47%           2.80%+
 Portfolio turnover rate           60%             37%


                            Year Ended     Period Ended
                           June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value
  beginning of period        $  13.42        $  13.34
                             --------        --------
 Net realized and
  unrealized gain on
  securities                     0.35            0.09
                             --------        --------
 Total from investment
  operations                     0.70            0.16
                             --------        --------
 Income from investment
  operations
 Net investment income           0.35            0.07
 Net realized gains on
  securities                    (0.14)              0
                             --------        --------
 Total distributions            (0.53)          (0.08)
                             --------        --------
 Net asset value end of
  period                     $  13.59        $  13.42
                             --------        --------
 Distributions to
  shareholders from
 Net investment income          (0.39)          (0.08)
 Total return                    5.43%           1.23%
 Ratios/supplemental data
 Net assets end of period
  (thousands)                $    405        $    215
 Ratios to average net
  assets
 Expenses++                      0.93%           0.95%+
 Net investment income           3.35%           2.58%+
 Portfolio turnover rate           60%             37%

(a) For the period from January 22, 1998 (commencement of Class operations) to June 30, 1998.
(b) For the period from April 9, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value beginning of period           $    92.59      $    82.97
                                               ----------      ----------
 Income from investment operations
 Net investment income                               0.72            0.51
 Net realized and unrealized gains or losses
  on securities                                      7.51            9.62
                                               ----------      ----------
 Total from investment operations                    8.23           10.13
                                               ----------      ----------
 Distributions to shareholders from
 Net investment income                              (0.69)          (0.51)
 Net realized gains                                 (7.83)              0
                                               ----------      ----------
 Total distributions to shareholders                (8.52)          (0.51)
                                               ----------      ----------
 Net asset value, end of period                $    92.30      $    92.59
                                               ----------      ----------
 Total return                                        9.82%          12.23%
 Ratios/supplemental data
 Net assets, end of period (thousands)         $1,913,483      $1,952,436
 Ratios to average net assets
 Expenses++                                          0.67%           0.70%+
 Net investment income                               0.83%           0.96%+
 Portfolio turnover rate                               55%             22%


                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value beginning of period           $    87.33      $    80.21
                                               ----------      ----------
 Income from investment operations
 Net investment income                               0.48            0.27
 Net realized and unrealized gains or losses
  on securities                                      7.02            7.16
                                               ----------      ----------
 Total from investment operations                    7.50            7.43
                                               ----------      ----------
 Distributions to shareholders from
 Net investment income                              (0.46)          (0.31)
 Net realized gains                                 (7.83)              0
                                               ----------      ----------
 Total distributions to shareholders                (8.29)          (0.31)
                                               ----------      ----------
 Net asset value, end of period                $    86.54      $    87.33
                                               ----------      ----------
 Total return                                        9.53%           9.27%
 Ratios/supplemental data
 Net assets, end of period (thousands)         $   30,240      $   18,244
 Ratios to average net assets
 Expenses++                                          0.92%           0.95%+
 Net investment income                               0.56%           0.60%+
 Portfolio turnover rate                               55%             22%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from February 4, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value beginning of period            $  26.22        $  23.81
                                                --------        --------
 Income from investment operations
 Net investment income                              0.22            0.14
 Net realized and unrealized gains or losses
  on securities and futures contracts               2.06            2.41
                                                --------        --------
 Total from investment operations                   2.28            2.55
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.20)          (0.14)
 Net realized gains                                (0.65)              0
                                                --------        --------
 Total distributions to shareholders               (0.85)          (0.14)
                                                --------        --------
 Net asset value, end of period                 $  27.65        $  26.22
                                                --------        --------
 Total return                                       9.08%          10.72%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $606,355        $797,352
 Ratios to average net assets
  Expenses++                                        0.62%           0.68%+
  Net investment income                             0.88%           1.24%+
 Portfolio turnover rate                              76%             56%

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value beginning of period            $  25.93        $  26.56
                                                --------        --------
 Income from investment operations
 Net investment income                              0.12            0.06
 Net realized and unrealized gains or losses
  on securities and futures contracts               2.07           (0.64)
                                                --------        --------
 Total from investment operations                   2.19           (0.58)
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.14)          (0.05)
 Net realized gains                                (0.65)              0
                                                --------        --------
 Total distributions to shareholders               (0.79)          (0.05)
                                                --------        --------
 Net asset value, end of period                 $  27.33        $  25.93
                                                --------        --------
 Total return                                       8.77%         (2.19%)
 Ratios/supplemental data
 Net assets, end of period (thousands)          $  1,384        $    210
 Ratios to average net assets
  Expenses++                                        0.88%           0.93%+
  Net investment income                             0.62%           0.80%+
 Portfolio turnover rate                              76%             56%

(a) For the period from January 22, 1998 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 31, 1998 (commencement of Class operations) to June 30, 1998.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended       Period Ended
                                       June 30, 1999 (d) June 30, 1998 (a)
 CLASS I (c)
 Net asset value, beginning of period      $  50.74          $  45.05
                                           --------          --------
 Income from investment operations
 Net investment income                         0.40              0.23
 Net realized and unrealized gains or
  losses on securities                         2.81              5.70
                                           --------          --------
 Total from investment operations              3.21              5.93
                                           --------          --------
 Distributions to shareholders from
 Net investment income                        (0.40)            (0.24)
 Net realized gains                           (5.20)                0
                                           --------          --------
 Total distributions                          (5.60)            (0.24)
                                           --------          --------
 Net asset value, end of period            $  48.35          $  50.74
                                           --------          --------
 Total return                                  7.12%            13.18%
 Ratios/supplemental data
 Net assets end of period (thousands)      $438,375          $497,534
 Ratios to average net assets
  Expenses++                                   0.68%             0.71%+
  Net investment income                        0.79%             0.80%+
 Portfolio turnover rate                         46%               42%


                                          Year Ended       Period Ended
                                         June 30, 1999   June 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period      $  50.74          $  49.75
                                           --------          --------
 Income from investment operations
 Net investment income                         0.28              0.08
 Net realized and unrealized gains or
  losses on securities                         2.81              1.00
                                           --------          --------
 Total from investment operations              3.09              1.08
                                           --------          --------
 Distributions to shareholders from
 Net investment income                        (0.30)            (0.09)
 Net realized gains                           (5.20)                0
                                           --------          --------
 Total distributions                          (5.50)            (0.09)
                                           --------          --------
 Net asset value, end of period            $  48.33          $  50.74
                                           --------          --------
 Total return                                  6.83%             2.17%
 Ratios/supplemental data
 Net assets end of period (thousands)      $    382          $    301
 Ratios to average net assets
  Expenses++                                   0.93%             0.96%+
  Net investment income                        0.53%             0.57%+
 Portfolio turnover rate                         46%               42%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of Class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(d) The Fund redesignated $0.02 per share for Class I and IS of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended  Period Ended
                            Year Ended     Period Ended    February 28, February 28,   Period Ended
                           June 30, 1999 June 30, 1998 (c)    1998 #     1997 (b) #  June 30, 1996 (a)
 CLASS I
 Net asset value
  beginning of period         $ 13.12         $ 13.23        $ 11.28       $11.65         $10.00
                              -------         -------        -------       ------         ------
 Income from investment
  operations
 Net investment loss            (0.08)          (0.03)         (0.06)       (0.04)         (0.03)
 Net realized and
  unrealized gain or loss
  on securities                  0.63           (0.08)          2.48        (0.16)          1.68
                              -------         -------        -------       ------         ------
 Total from investment
  operations                     0.55           (0.11)          2.42        (0.20)          1.65
                              -------         -------        -------       ------         ------
 Distributions to
  shareholders from
 Net realized gains             (0.02)              0          (0.47)       (0.17)             0
                              -------         -------        -------       ------         ------
 Total distributions            (0.02)              0          (0.47)       (0.17)             0
                              -------         -------        -------       ------         ------
 Net asset value end of
  period                      $ 13.65         $ 13.12        $ 13.23       $11.28         $11.65
                              -------         -------        -------       ------         ------
 Total return                    4.22%         (0.83%)         21.67%      (1.75%)         16.50%
 Ratios/supplemental data
 Net assets end of period
  (thousands)                 $70,114         $69,283        $47,524       $2,888         $2,446
 Ratios to average net
  assets
  Expenses++                     1.02%           1.01%+         0.92%        1.00%+         1.00%+
  Net investment loss           (0.68%)         (0.62%)+       (0.48%)      (0.57%)+       (0.45%)+
 Portfolio turnover rate          165%             54%           166%         123%            57%

(a) For the period from December 28, 1995 (commencement of Class operations) to June 30, 1996
(b) For the period form July 1, 1996 to February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
(c) For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-
   cludes fee credits.
 # Net investment loss based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value beginning of period            $  10.09         $ 10.00
                                                --------         -------
 Income from investment operations
 Net investment income                              0.03            0.04
 Net realized and unrealized gains or losses
  on securities                                    (1.12)           0.09
                                                --------         -------
 Total from investment operations                  (1.09)           0.13
                                                --------         -------
 Distributions to shareholders from
 Net investment income                             (0.03)          (0.04)
 Net realized gains                                (0.03)              0
                                                --------         -------
 Total distributions to shareholders               (0.06)          (0.04)
                                                --------         -------
 Net asset value, end of period                 $   8.94         $ 10.09
                                                --------         -------
 Total return                                    (10.73%)           1.28%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $108,180         $77,647
 Ratios to average net assets
  Expenses++                                        0.97%           1.01%+
  Net investment income                             0.29%           0.68%+
 Portfolio turnover rate                              48%             23%


                                                               Period Ended
                                                            June 30, 1999 # (b)
 CLASS IS
 Net asset value beginning of period                               $8.56
                                                                   -----
 Income from investment operations
 Net investment income                                                 0
 Net realized and unrealized gains or losses on securities          0.08
                                                                   -----
 Total from investment operations                                   0.08
                                                                   -----
 Net asset value, end of period                                    $8.64
                                                                   -----
 Total return                                                       0.99%
 Ratios/supplemental data
 Net assets, end of period (thousands)                             $   1
 Ratios to average net assets
  Expenses++                                                        1.24%+
  Net investment income                                             0.00%+
  Portfolio turnover rate                                              48%

(a) For the period from December 23,1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from December 31,1998 (commencement of Class operations) to June 30, 1999.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-
   cludes fee credits.
 # Net investment income or loss based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended     Period Ended
                                                 June 30, 1999 June 30, 1998 (a)
 CLASS I (c)
 Net asset value beginning of period               $  38.95        $  36.65
                                                   --------        --------
 Income from investment operations
 Net investment income                                 0.11            0.03
 Net realized and unrealized gain on securities        0.09            2.31
                                                   --------        --------
 Total from investment operations                      0.20            2.34
                                                   --------        --------
 Distributions to shareholders from
 Net investment income                                (0.14)          (0.04)
 Net realized gains on securities                     (2.10)              0
                                                   --------        --------
 Total distributions                                  (2.24)          (0.04)
                                                   --------        --------
 Net asset value end of period                     $  36.91        $  38.95
                                                   --------        --------
 Total return                                          0.90%           6.38%
 Ratios/supplemental data
 Net assets end of period (thousands)              $134,476        $177,187
 Ratios to average net assets
  Expenses++                                           0.84%           0.86%+
  Net investment income                                0.33%           0.12%+
 Portfolio turnover rate                                 36%             24%


                                                  Year Ended     Period Ended
                                                 June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value beginning of period               $  38.94        $  38.44
                                                   --------        --------
 Income from investment operations
 Net investment loss                                  (0.04)          (0.01)
 Net realized and unrealized gain on securities        0.14            0.52
                                                   --------        --------
 Total from investment operations                      0.10            0.51
                                                   --------        --------
 Distributions to shareholders from
 Net investment income                                (0.08)          (0.01)
 Net realized gains on securities                     (2.10)              0
                                                   --------        --------
 Total distributions                                  (2.18)          (0.01)
                                                   --------        --------
 Net asset value end of period                     $  36.86        $  38.94
                                                   --------        --------
 Total return                                          0.64%           1.32%
 Ratios/supplemental data
 Net assets end of period (thousands)              $     60        $    205
 Ratios to average net assets:
  Expenses++                                           1.09%           1.11%+
  Net investment income or loss                        0.06%          (0.12%)+
 Portfolio turnover rate                                 36%             24%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of Class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                Year Ended          Period Ended
                              Year Ended June 30,           Period Ended   October 31, 1995 (b) October 31, 1994 (a)
                            ----------------------------      June 30,     -------------------- --------------------
                            1999 (f)    1998      1997    1996 (c) (d) (e)     Retail Class        Original Class
 CLASS I
 Net asset value
  beginning of period       $  11.25   $ 11.27   $ 11.86      $ 11.42            $  9.37              $ 10.00
                            --------   -------   -------      -------            -------              -------
 Income from investment
  operations
 Net investment income or
  loss                         (0.02)    (0.05)     0.02         0.07               0.12                 0.06
 Net realized and
  unrealized gains or
  losses on
  securities                    4.15      1.52      1.81         2.13               2.12                (0.63)
                            --------   -------   -------      -------            -------              -------
 Total from investment
  operations                    4.13      1.47      1.83         2.20               2.24                (0.57)
                            --------   -------   -------      -------            -------              -------
 Distributions to
  shareholders from
 Net investment income             0         0     (0.03)       (0.07)             (0.12)               (0.06)

 Net realized gains            (1.18)    (1.49)    (2.39)       (1.69)             (0.07)                   0
                            --------   -------   -------      -------            -------              -------
 Total distributions to
  shareholders                 (1.18)    (1.49)    (2.42)       (1.76)             (0.19)               (0.06)
                            --------   -------   -------      -------            -------              -------
 Net asset value, end of
  period                    $  14.20   $ 11.25   $ 11.27      $ 11.86            $ 11.42              $  9.37
                            --------   -------   -------      -------            -------              -------
 Total return                  42.02%    14.23%    17.94%       22.27%             24.44%               (5.72%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)        $116,966   $73,981   $71,980      $63,680            $57,396              $10,069
 Ratios to average net
  assets
 Expenses++                     1.06%     1.10%     0.84%        0.34%+             0.32%                0.15%+
 Net investment income or
  loss                         (0.36%)   (0.48%)    0.19%        0.94%+             1.14%                1.06%+
 Portfolio turnover rate          99%       62%       74%          72%               129%                  39%

(a) For the period from March 15, 1994 (commencement of Class operations) to October 31, 1994.
(b) On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each Class of shares. The basis for the allocation was the relative net assets of each Class of shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable Class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(c) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(e) On April 15, 1996, the Institutional Class shares of the CoreFund were ex-changed for Class Y shares and the Retail Class shares of the Core Fund were exchanged for Class A shares of the CoreFund.
(f) On July 24, 1998, the assets and certain liabilities of CoreFund were ac-quired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund, Class Y became owners of that number of shares of Special Equity Fund, Class I having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting sur-vivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                               Year Ended          Period Ended
                             Year Ended June 30,          Period Ended    October 31, 1995 (b) October 31, 1994 (a)
                            -------------------------       June 30,      -------------------- --------------------
                            1999 (f)   1998     1997     1996 (c) (d) (e)     Retail Class        Original Class
 CLASS IS
 Net asset value
  beginning of period        $11.18   $11.25   $11.85        $11.42              $ 9.37              $ 10.00
                             ------   ------   ------        ------              ------              -------
 Income from investment
  operations
 Net investment income or
  loss                        (0.06)   (0.10)       0          0.08                0.12                 0.06
 Net realized and
  unrealized gains or
  losses on securities         4.11     1.52     1.81          2.11                2.12                (0.63)
                             ------   ------   ------        ------              ------              -------
 Total from investment
  operations                   4.05     1.42     1.81          2.19                2.24                (0.57)
                             ------   ------   ------        ------              ------              -------
 Distributions to
  shareholders from
 Net investment income            0        0    (0.02)        (0.07)              (0.12)               (0.06)
 Net realized gains           (1.18)   (1.49)   (2.39)        (1.69)              (0.07)                   0
                             ------   ------   ------        ------              ------              -------

 Total distributions to
  shareholders                (1.18)   (1.49)   (2.41)        (1.76)              (0.19)               (0.06)
                             ------   ------   ------        ------              ------              -------
 Net asset value, end of
  period                     $14.05   $11.18   $11.25        $11.85              $11.42              $  9.37
                             ------   ------   ------        ------              ------              -------
 Total return                 41.55%   13.78%   17.73%        22.14%              24.44%               (5.72%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)         $4,043   $2,981   $2,347        $1,144              $  734              $10,069
 Ratios to average net
  assets
 Expenses++                    1.31%    1.35%    1.14%         0.37%+              0.27%                0.15%+
 Net investment income or
  loss                        (0.61%)  (0.73%)  (0.12%)        0.91%+              1.29%                1.06%+
 Portfolio turnover rate         99%      62%      74%           72%                129%                  39%

(a) For the period from March 15, 1994 (commencement of Class operations) to October 31, 1994.
(b) On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each Class of shares. The basis for the allocation was the relative net assets of each Class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable Class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this location.
(c) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(e) On April 15, 1996, the Institutional Class shares of the CoreFund were exchanged for Class Y shares and the Retail Class shares of the Core Fund were exchanged for Class A shares of the CoreFund.
(f) On July 24, 1998, the assets and certain liabilities of CoreFund were acquired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund, Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period           $  38.41        $  32.45
                                                --------        --------
 Income from investment operations
 Net investment income                              0.08            0.04
 Net realized and unrealized gains or losses
  on securities                                     6.80            5.96
                                                --------        --------
 Total from investment operations                   6.88            6.00
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.09)          (0.04)
 Net realized gains                                (3.26)              0
                                                --------        --------
 Total distributions                               (3.35)          (0.04)
                                                --------        --------
 Net asset value, end of period                 $  41.94        $  38.41
                                                --------        --------
 Total return                                      19.22%          18.53%
 Ratios/supplemental data
 Net assets end of period (thousands)           $481,119        $321,532
 Ratios to average net assets
 Expenses++                                         0.72%           0.72%+
 Net investment income                              0.24%           0.19%+
 Portfolio turnover rate                             155%             80%


                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period           $  38.36        $  36.10
                                                --------        --------
 Income from investment operations
 Net investment income or loss                      0.04           (0.08)
 Net realized and unrealized gains or losses
  on securities                                     6.73            2.34
                                                --------        --------
 Total from investment operations                   6.77            2.26
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.04)              0
 Net realized gains                                (3.26)              0
                                                --------        --------
 Total distributions                               (3.30)              0
                                                --------        --------
 Net asset value, end of period                 $  41.83        $  38.36
                                                --------        --------
 Total return                                      18.88%           6.29%
 Ratios/supplemental data
 Net assets end of period (thousands)           $ 12,650        $  2,373
 Ratios to average net assets
 Expenses++                                         0.97%           0.97%+
 Net investment loss                               (0.03%)         (0.27%)+
 Portfolio turnover rate                             155%             80%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from February 27, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period           $ 226.02        $ 203.35
                                                --------        --------
 Income from investment operations
 Net investment income                              3.31            1.60
 Net realized and unrealized gains or losses
  on securities                                    15.66           22.67
                                                --------        --------
 Total from investment operations                  18.97           24.27
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (2.93)          (1.60)
 Net realized gains                                (4.89)              0
                                                --------        --------
 Total distributions to shareholders               (7.82)          (1.60)
                                                --------        --------
 Net asset value, end of period                 $ 237.17        $ 226.02
                                                --------        --------
 Total return                                       8.85%          11.95%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $530,995        $287,194
 Ratios to average net assets
  Expenses++                                        0.71%           0.75%+
  Net investment income                             1.61%           1.26%+
 Portfolio turnover rate                              41%             12%


                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period           $ 226.04        $ 223.08
                                                --------        --------
 Income from investment operations
 Net investment income                              2.87            0.61
 Net realized and unrealized gains or losses
  on securities                                    15.62            3.13
                                                --------        --------
 Total from investment operations                  18.49            3.74
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (2.41)          (0.78)
 Net realized gains                                (4.89)              0
                                                --------        --------
 Total distributions to shareholders               (7.30)          (0.78)
                                                --------        --------
 Net asset value, end of period                 $ 237.23        $ 226.04
                                                --------        --------
 Total return                                       8.60%           1.68%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $  1,810        $  1,327
 Ratios to average net assets
  Expenses++                                        0.96%           1.00%+
  Net investment income                             1.34%           0.93%+
 Portfolio turnover rate                              41%             12%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 11, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 55.3%
             Automotive Equipment & Manufacturing - 1.4%
      78,900 Ford Motor Co.......................................   $  4,452,919
      81,000 Goodyear Tire & Rubber Co...........................      4,763,812
                                                                    ------------
                                                                       9,216,731
                                                                    ------------
             Banks - 4.7%
     136,900 Bank One Corp.......................................      8,154,106
     136,000 BankAmerica Corp....................................      9,970,500
      83,200 BankBoston Corp.....................................      4,253,600
     108,800 Fleet Financial Group, Inc..........................      4,828,000
      95,600 Mellon Bank Corp....................................      3,477,450
                                                                    ------------
                                                                      30,683,656
                                                                    ------------
             Chemical & Agricultural
              Products - 0.6%
     105,200 Monsanto Co.........................................      4,148,825
                                                                    ------------
             Communication Systems & Services - 5.5%
     234,000 *Cisco Systems, Inc.................................     15,049,125
      95,100 Lucent Technologies, Inc............................      6,413,306
     172,000 *MCI WorldCom, Inc..................................     14,802,750
                                                                    ------------
                                                                      36,265,181
                                                                    ------------
             Consumer Products &
              Services - 1.6%
      31,800 Gillette Co.........................................      1,303,800
     106,700 Procter & Gamble Co.................................      9,522,975
                                                                    ------------
                                                                      10,826,775
                                                                    ------------
             Diversified Companies - 2.5%
      41,700 Textron, Inc........................................      3,432,431
     136,800 Tyco International Ltd..............................     12,961,800
                                                                    ------------
                                                                      16,394,231
                                                                    ------------
             Electrical Equipment &
              Services - 2.0%
     114,500 General Electric Co.................................     12,938,500
                                                                    ------------
             Environmental Services - 1.6%
     197,900 Waste Management, Inc...............................     10,637,125
                                                                    ------------
             Finance & Insurance - 5.0%
     204,700 Allstate Corp.......................................      7,343,612
      32,000 American International Group, Inc...................      3,746,000
     208,050 Citigroup, Inc......................................      9,882,375
     128,200 Federal National Mortgage Assoc.....................      8,765,675
      39,700 Merrill Lynch & Co., Inc............................      3,173,519
                                                                    ------------
                                                                      32,911,181
                                                                    ------------
             Food & Beverage Products - 3.8%
      68,100 Anheuser Busch Companies, Inc.......................      4,830,844
      83,900 Coca Cola Co........................................      5,243,750
      65,800 *Kroger Co..........................................      1,838,288
      90,000 Nabisco Holdings Corp. Cl. A........................      3,892,500
      95,100 Philip Morris Companies, Inc........................      3,821,831
     104,800 *Safeway, Inc.......................................      5,187,600
                                                                    ------------
                                                                      24,814,813
                                                                    ------------

   Shares                                                           Value

 COMMON STOCKS - continued
             Healthcare Products & Services - 5.5%
     106,300 Bristol-Myers Squibb Co..........................   $  7,487,506
      46,487 Johnson & Johnson................................      4,555,726
      24,700 McKesson HBOC, Inc...............................        793,488
      35,300 Merck & Co., Inc.................................      2,612,200
      83,900 Pfizer, Inc......................................      9,208,025
      45,000 Pharmacia & Upjohn, Inc..........................      2,556,562
     134,000 Warner-Lambert Co................................      9,296,250
                                                                 ------------
                                                                   36,509,757
                                                                 ------------
             Information Services & Technology - 8.4%
      59,500 *America Online, Inc.............................      6,574,750
     321,900 Compaq Computer Corp.............................      7,625,006
     174,600 *Compuware Corp..................................      5,554,463
     109,800 *EMC Corp........................................      6,039,000
      97,000 Intel Corp.......................................      5,771,500
      67,900 International Business Machines Corp.............      8,776,075
     167,400 *Microsoft Corp..................................     15,097,387
                                                                 ------------
                                                                   55,438,181
                                                                 ------------
             Metal Products & Services - 0.8%
      85,500 Alcoa, Inc.......................................      5,290,313
                                                                 ------------
             Oil/Energy - 2.7%
      90,800 Mobil Corp.......................................      8,989,200
     140,400 Texaco, Inc......................................      8,775,000
                                                                 ------------
                                                                   17,764,200
                                                                 ------------
             Paper & Packaging - 0.2%
      23,100 International Paper Co...........................      1,166,550
                                                                 ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.4%
     143,500 News Corp, Ltd...................................      5,067,344
      43,700 Omnicom Group, Inc...............................      3,496,000
      96,900 Time Warner, Inc.................................      7,122,150
                                                                 ------------
                                                                   15,685,494
                                                                 ------------
             Retailing & Wholesale - 2.6%
     250,700 Dayton Hudson Corp...............................     16,295,500
      19,500 Lowe's Companies, Inc............................      1,105,406
                                                                 ------------
                                                                   17,400,906
                                                                 ------------
             Telecommunication Services & Equipment - 0.2%
      42,200 Centurytel, Inc..................................      1,677,450
                                                                 ------------
             Transportation - 0.7%
     142,200 Burlington Northern Santa Fe Corp................      4,408,200
                                                                 ------------
             Utilities - Electric - 1.4%
     186,600 Cinergy Corp.....................................      5,971,200
      60,205 Duke Power Co....................................      3,273,647
                                                                 ------------
                                                                    9,244,847
                                                                 ------------
             Utilities - Telephone - 1.7%
     147,600 GTE Corp.........................................     11,180,700
                                                                 ------------
             Total Common Stocks
              (cost $300,580,380).............................    364,603,616
                                                                 ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                           Value

 CORPORATE BONDS - 13.5%
             Aerospace & Defense - 0.9%
 $ 5,371,000 Jet Equipment Trust 144A
              9.41%, 6/15/2010................................      5,961,633
                                                                 ------------
             Banks - 2.2%
 $ 2,302,000 Boatmen's Bancshares, Inc.
              6.75%, 3/15/2003................................   $  2,312,762
   3,836,000 First Chicago Corp.
              9.875%, 8/15/2000...............................      3,989,681
   7,673,000 NationsBank Corp.
              7.625%, 4/15/2005...............................      8,015,024
                                                                 ------------
                                                                   14,317,467
                                                                 ------------
             Chemical & Agricultural
              Products - 0.6%
   3,836,000 Dow Chemical Co. 8.625%, 4/1/2006................      4,177,178
                                                                 ------------
             Communication Systems &  Services - 1.3%
   9,000,000 Comcast Cable Communications I 6.20%,
              11/15/2008......................................      8,395,497
                                                                 ------------
             Consumer Products &
              Services - 0.5%
   3,299,000 Stanley Works
              7.375%, 12/15/2002..............................      3,356,963
                                                                 ------------
             Finance & Insurance - 4.1%
   4,220,000 Dean Witter, Discover & Co.
              6.75%, 10/15/2013...............................      4,128,257
   4,200,000 General Electric Capital Corp.
              8.75%, 3/14/2003................................      4,528,885
   2,110,000 International Bank For Reconstruction &
              Development Co. COLTS
              7.95%, 5/15/2016................................      2,364,086
   5,000,000 Liberty Financial Cos. Incorporated 7.625%,
              11/15/2028......................................      4,923,970
   7,673,000 Loews Corp.
              6.75%, 12/15/2006...............................      7,503,043
   3,836,000 Merrill Lynch & Co., Inc. 7.00%, 4/27/2008.......      3,810,311
                                                                 ------------
                                                                   27,258,552
                                                                 ------------
             Food & Beverage Products - 0.6%
   3,836,000 General Mills, Inc.
              9.00%, 12/20/2002...............................      4,122,960
                                                                 ------------
             Healthcare Products & Services - 0.6%
   3,836,000 Baxter International
              7.25%, 2/15/2008................................      3,895,143
                                                                 ------------
             Industrial Specialty Products &  Services - 0.2%
   1,074,000 Waste Management, Inc.
              8.75%, 5/1/2018.................................      1,181,225
                                                                 ------------
             Oil/Energy - 1.3%
   3,069,000 Atlantic Richfield Co.
              9.00%, 4/1/2021.................................      3,682,668
   5,000,000 Calenergy Incorporated
              7.52%, 9/15/2008................................      5,004,365
                                                                 ------------
                                                                    8,687,033
                                                                 ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Paper & Packaging - 0.8%
 $ 5,000,000 Donohue Forest Products Inc
              7.625%, 5/15/2007.................................   $  5,060,685
                                                                   ------------
             Utilities - Electric - 0.4%
   2,762,000 Union Electric Co.
              8.00%, 12/15/2022.................................      2,761,829
                                                                   ------------
             Total Corporate Bonds
              (cost $94,170,987)................................     89,176,165
                                                                   ------------
 YANKEE OBLIGATIONS - 0.6%
   3,836,000 Province of Ontario, Canada
              7.75%, 6/4/2002
              (cost, $4,112,729)................................      3,973,636
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 30.1%
             Mortgage Pass-Through  Certificates - 0.8%
             Government National Mortgage Association
   1,027,828  8.50%, 5/15/2021..................................      1,077,568
     479,165  8.50%, 7/15/2021..................................        502,353
   1,350,940  8.50%, 6/15/2022..................................      1,416,316
     753,200  9.00%, 9/15/2021..................................        800,342
     837,656  9.00%, 10/15/2021.................................        890,085
     563,028  9.50%, 2/15/2021..................................        607,257
                                                                   ------------
                                                                      5,293,921
                                                                   ------------
             Treasury Notes & Bonds - 29.3%
             U.S. Treasury Bonds
  15,346,000  7.625%, 2/15/2007.................................     15,916,687
  16,800,000  7.875%, 2/15/2021.................................     19,902,758
   4,000,000  8.75%, 5/15/2017..................................      5,035,000
  16,113,000  8.875%, 8/15/2017.................................     20,528,977
  17,428,000  9.125%, 5/15/2018.................................     22,781,673
             U.S. Treasury Notes
  17,800,000  5.875%, 7/31/1999.................................     17,816,696
  14,650,000  6.00%, 8/15/1999..................................     14,677,469
  14,500,000  6.625%, 4/30/2002.................................     14,867,038
  12,579,000  7.75%, 11/30/1999.................................     12,720,514
  47,173,000  7.75%, 2/15/2001..................................     48,809,337
                                                                   ------------
                                                                    193,056,149
                                                                   ------------
             Total U.S. Government & Agency Obligations (cost
              $204,274,857).....................................    198,350,070
                                                                   ------------
 SHORT-TERM INVESTMENTS - 0.9%
             Repurchase Agreement - 0.9%
   5,783,790 Dresdner Bank AG Repo 4.75%, purchased 6/30/1999, maturing 7/1/1999, maturity value $5,784,553
              (cost $5,783,790) (a).............................      5,783,790
                                                                   ------------

             Total Investments -
              (cost $608,922,743)........................   100.4%  661,887,277
             Other Assets and Liabilities - net..........    (0.4)   (2,749,470)
                                                            -----  ------------
             Net Assets..................................   100.0% $659,137,807
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
*    Non-income producing security
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the securities act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

Summary of Abbreviations:
COLTS Continuously Offered Longer-term Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 97.2%
             Automotive Equipment &  Manufacturing - 1.3%
     235,000 Arvin Industries, Inc. .............................   $  8,900,625
     280,000 Ford Motor Co. .....................................     15,802,500
                                                                    ------------
                                                                      24,703,125
                                                                    ------------
             Banks - 5.5%
     300,000 Bank One Corp. .....................................     17,868,750
     525,000 BankAmerica Corp. ..................................     38,489,063
     225,000 BankBoston Corp. ...................................     11,503,125
     240,000 Chase Manhattan Corp. ..............................     20,790,000
     205,000 Fleet Financial Group, Inc. ........................      9,096,875
     250,000 US Bancorp..........................................      8,500,000
                                                                    ------------
                                                                     106,247,813
                                                                    ------------
             Building, Construction &  Furnishings - 0.1%
      80,000 Masco Corp. ........................................      2,310,000
                                                                    ------------
             Business Equipment &
              Services - 0.5%
     850,000 *Office Max, Inc. ..................................     10,200,000
                                                                    ------------
             Capital Goods - 0.3%
     135,000 Deere & Co. ........................................      5,349,375
                                                                    ------------
             Chemical & Agricultural  Products - 1.4%
     300,000 *Cytec Industries, Inc. ............................      9,562,500
     260,000 Du Pont (E. I.) De Nemours & Co. ...................     17,761,250
                                                                    ------------
                                                                      27,323,750
                                                                    ------------
             Communication Systems &  Services - 5.2%
     680,000 *Cisco Systems, Inc. ...............................     43,732,500
     425,000 *MCI WorldCom, Inc. ................................     36,576,563
     300,000 *Tellabs, Inc. .....................................     20,268,750
                                                                    ------------
                                                                     100,577,813
                                                                    ------------
             Consumer Products &
              Services - 2.6%
     175,000 *Cendant Corp. .....................................      3,587,500
      60,000 Colgate-Palmolive Co. ..............................      5,925,000
     210,000 Gillette Co. .......................................      8,610,000
     250,000 Liz Claiborne, Inc. ................................      9,125,000
     175,000 Procter & Gamble Co. ...............................     15,618,750
     100,000 *R.J. Reynolds Tobacco Holdings, Inc. ..............      3,150,000
      50,000 Whirlpool Corp. ....................................      3,700,000
                                                                    ------------
                                                                      49,716,250
                                                                    ------------
             Diversified Companies - 1.4%
     245,000 Allied Signal, Inc. ................................     15,435,000
     120,000 Tyco International Ltd. ............................     11,370,000
                                                                    ------------
                                                                      26,805,000
                                                                    ------------
             Electrical Equipment &
              Services - 5.8%
   1,000,000 General Electric Co. ...............................    113,000,000
                                                                    ------------
             Environmental Services - 1.1%
     360,000 *Allied Waste Industries, Inc. .....................      7,110,000
     250,000 Waste Management, Inc. .............................     13,437,500
                                                                    ------------
                                                                      20,547,500
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Finance & Insurance - 8.8%
      30,000 Aetna, Inc. ........................................   $  2,683,125
     150,000 Allmerica Financial Corp. ..........................      9,121,875
     425,000 Allstate Corp. .....................................     15,246,875
     150,000 American International Group, Inc. .................     17,559,375
     450,000 Citigroup, Inc. ....................................     21,375,000
     150,000 Federal Home Loan Mortgage Corp. ...................      8,700,000
     260,000 Franklin Resources, Inc. ...........................     10,562,500
     175,000 Hartford Financial Services Group, Inc. ............     10,204,687
     125,000 Loews Corp. ........................................      9,890,625
      80,000 Merrill Lynch & Co., Inc. ..........................      6,395,000
     230,000 MGIC Investment Corp. ..............................     11,183,750
     200,000 Morgan Stanley, Dean Witter & Co. ..................     20,500,000
     200,000 PMI Group, Inc. ....................................     12,562,500
      60,000 Providian Financial Corp. ..........................      5,610,000
     179,990 Radian Group, Inc. .................................      8,785,762
                                                                    ------------
                                                                     170,381,074
                                                                    ------------
             Food & Beverage Products - 7.0%
     220,000 Bestfoods...........................................     10,890,000
     800,000 Coca Cola Co. ......................................     50,000,000
     125,000 Fortune Brands, Inc. ...............................      5,171,875
     100,000 *Kroger Co. ........................................      2,793,750
     300,000 Nabisco Group Holding Corp. ........................      5,868,750
     750,000 Philip Morris Companies, Inc. ......................     30,140,625
      70,000 Ralston Purina Co. .................................      2,130,625
     235,000 *Safeway, Inc. .....................................     11,632,500
     435,000 Sara Lee Corp. .....................................      9,869,063
     200,000 *United States Foodservice..........................      8,525,000
                                                                    ------------
                                                                     137,022,188
                                                                    ------------
             Healthcare Products &
              Services - 13.9%
     450,000 Abbott Laboratories.................................     20,475,000
     250,000 *Amgen, Inc. .......................................     15,218,750
     260,000 *Boston Scientific Corp. ...........................     11,423,750
     600,000 Bristol-Myers Squibb Co. ...........................     42,262,500
     270,000 *Covance, Inc. .....................................      6,463,125
     100,000 *Guidant Corp. .....................................      5,143,750
     305,000 *Health Management Associates, Inc. Cl. A ..........      3,431,250
     200,000 *HEALTHSOUTH Corp. .................................      2,987,500
     200,000 Johnson & Johnson...................................     19,600,000
     205,000 *Lincare Holdings, Inc. ............................      5,125,000
     125,000 Medtronic, Inc. ....................................      9,734,375
     300,000 Merck & Co., Inc. ..................................     22,200,000
     250,000 Mylan Laboratories, Inc. ...........................      6,625,000
     175,000 Pfizer, Inc. .......................................     19,206,250
     215,000 *Quintiles Transnational Corp. .....................      9,030,000
     400,000 Schering-Plough Corp. ..............................     21,200,000
      70,000 SmithKline Beecham Plc, ADR.........................      4,624,375
     475,000 *Tenet Healthcare Corp. ............................      8,817,187
     200,000 Teva Pharmaceutical Industries Ltd., ADR............      9,800,000
     375,000 Warner-Lambert Co. .................................     26,015,625
                                                                    ------------
                                                                     269,383,437
                                                                    ------------
             Industrial Specialty Products
              & Services - 0.3%
     200,000 Trinity Industries, Inc. ...........................      6,700,000
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Information Services &  Technology - 18.6%
     350,000 *Adaptec, Inc. .....................................   $ 12,359,375
     140,000 *Altera Corp. ......................................      5,153,750
     200,000 *Applied Materials, Inc. ...........................     14,775,000
     675,000 Compaq Computer Corp. ..............................     15,989,062
     300,000 Computer Associates
              International, Inc. ...............................     16,500,000
     230,000 *Compuware Corp. ...................................      7,316,875
     150,000 *Comverse Technology, Inc. .........................     11,325,000
     380,000 *Dell Computer Corp. ...............................     14,060,000
     190,000 *EMC Corp. .........................................     10,450,000
     720,000 Intel Corp. ........................................     42,840,000
     560,000 International Business Machines Corp. ..............     72,380,000
   1,100,000 *Microsoft Corp. ...................................     99,206,250
     200,000 *Network Associates, Inc. ..........................      2,937,500
     525,000 *Oracle Systems Corp. ..............................     19,490,625
     500,000 *Quantum Corp. .....................................     12,062,500
     100,000 *Synopsys, Inc. ....................................      5,518,750
                                                                    ------------
                                                                     362,364,687
                                                                    ------------
             Metal Products & Services - 0.4%
     130,000 Alcoa, Inc. ........................................      8,043,750
                                                                    ------------
             Oil/Energy - 5.0%
      65,000 Elf Aquitaine, ADR..................................      4,781,563
     110,000 Enron Corp. ........................................      8,992,500
     330,000 Exxon Corp. ........................................     25,451,250
     450,000 MCN Energy Group, Inc. .............................      9,337,500
     130,000 Mobil Corp. ........................................     12,870,000
     725,000 *Newpark Resources, Inc. ...........................      6,434,375
     185,000 Texaco, Inc. .......................................     11,562,500
     365,000 Tosco Corp. ........................................      9,467,187
     390,000 Ultramar Diamond Shamrock Corp. ....................      8,506,875
                                                                    ------------
                                                                      97,403,750
                                                                    ------------
             Oil Field Services - 0.8%
     160,000 Diamond Offshore Drilling, Inc. ....................      4,540,000
     160,000 Schlumberger Ltd. ..................................     10,190,000
                                                                    ------------
                                                                      14,730,000
                                                                    ------------
             Paper & Packaging - 1.7%
     200,000 Bowater, Inc. ......................................      9,450,000
     260,000 Kimberly-Clark Corp. ...............................     14,820,000
     150,000 *Sealed Air Corp. ..................................      9,731,250
                                                                    ------------
                                                                      34,001,250
                                                                    ------------
             Printing, Publishing,
              Broadcasting &
              Entertainment - 0.6%
     165,000 Time Warner, Inc. ..................................     12,127,500
                                                                    ------------
             Real Estate - 0.8%
     350,000 FelCor Lodging Trust, Inc. REIT.....................      7,262,500
     340,000 Simon Property Group Inc. REIT......................      8,627,500
                                                                    ------------
                                                                      15,890,000
                                                                    ------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Retailing & Wholesale - 7.2%
     150,000 *Best Buy Co., Inc. .............................   $   10,125,000
     250,000 Dayton Hudson Corp. .............................       16,250,000
     370,000 Family Dollar Stores, Inc. ......................        8,880,000
     235,000 *Federated Department Stores, Inc. ..............       12,440,312
     440,000 Home Depot, Inc. ................................       28,352,500
     200,000 Lowe's Companies, Inc. ..........................       11,337,500
     500,000 *Reebok International Ltd........................        9,312,500
     140,000 Sears, Roebuck & Co. ............................        6,238,750
     385,000 *Toys R Us, Inc. ................................        7,964,688
     600,000 Wal-Mart Stores, Inc. ...........................       28,950,000
                                                                 --------------
                                                                    139,851,250
                                                                 --------------
             Telecommunication Services
              & Equipment - 0.6%
     187,500 Centurytel, Inc. ................................        7,453,125
      40,000 Nokia Corp., ADR.................................        3,662,500
                                                                 --------------
                                                                     11,115,625
                                                                 --------------
             Textile & Apparel - 0.1%
     138,200 *Fruit Of The Loom Ltd. Cl. A....................        1,347,450
                                                                 --------------
             Transportation - 0.9%
     300,000 Burlington Northern Santa Fe Corp. ..............        9,300,000
     140,000 Kansas City Southern Industries, Inc. ...........        8,933,750
                                                                 --------------
                                                                     18,233,750
                                                                 --------------
             Utilities - Electric - 1.5%
     300,000 Cinergy Corp. ...................................        9,600,000
     200,000 CMS Energy Corp. ................................        8,375,000
      40,000 FPL Group, Inc. .................................        2,185,000
     200,000 GPU, Inc. .......................................        8,437,500
                                                                 --------------
                                                                     28,597,500
                                                                 --------------
             Utilities - Telephone - 3.8%
     190,000 Ameritech Corp. .................................       13,965,000
     360,000 AT&T Corp. ......................................       20,092,500
     390,000 GTE Corp. .......................................       29,542,500
     200,000 Sprint Corp. ....................................       10,562,500
                                                                 --------------
                                                                     74,162,500
                                                                 --------------
             Total Common Stocks
              (cost $1,308,724,910)...........................   $1,888,136,337
                                                                 --------------
  Principal
   Amounrt

SHORT-TERM INVESTMENTS - 2.7%
             Repurchase Agreement - 1.8%
 $34,586,097 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $34,590,660
              (cost $34,586,097) (a)..........................   $   34,586,097
                                                                 --------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                              Value

SHORT-TERM INVESTMENTS - continued
             Money Market Shares - 0.9%
  18,292,686 Valiant General Fund................................   $ 18,292,686
                                                                    ------------
             Total Short-Term Investments
              (cost $52,878,783).................................     52,878,783
                                                                    ------------
             Total Investments -
              (cost $1,361,603,693).....................    99.9%  1,941,015,120
             Other Assets and
              Liabilities - net.........................     0.1       2,707,792
                                                           -----  --------------
             Net Assets.................................   100.0% $1,943,722,912
                                                           =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-income producing security

Summary of Abbreviations:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 99.4%
             Aerospace & Defense - 1.1%
     100,000 Raytheon Co. Cl. A..................................   $  6,887,500
                                                                    ------------
             Automotive Equipment & Manufacturing - 2.3%
     185,000 Ford Motor Co.......................................     10,440,938
      65,000 * Lear Corp. .......................................      3,233,750
                                                                    ------------
                                                                      13,674,688
                                                                    ------------
             Banks - 6.8%
     185,000 Bank One Corp. .....................................     11,019,062
      90,000 BankAmerica Corp. ..................................      6,598,125
      35,000 Chase Manhattan Corp. ..............................      3,031,875
     250,000 PNC Bank Corp.......................................     14,406,250
     160,000 SouthTrust Corp. ...................................      6,140,000
                                                                    ------------
                                                                      41,195,312
                                                                    ------------
             Building, Construction & Furnishings - 0.8%
     170,000 Masco Corp..........................................      4,908,750
                                                                    ------------
             Business Equipment &
              Services - 0.3%
     160,000 * Office Max, Inc...................................      1,920,000
                                                                    ------------
             Capital Goods - 0.3%
      50,000 Deere & Co. ........................................      1,981,250
                                                                    ------------
             Chemical & Agricultural
              Products - 1.9%
     100,000 * Cytec Industries, Inc.............................      3,187,500
      30,000 Hercules, Inc. .....................................      1,179,375
     200,000 IMC Global, Inc.....................................      3,525,000
      75,000 Praxair, Inc. ......................................      3,670,313
                                                                    ------------
                                                                      11,562,188
                                                                    ------------
             Communication Systems &
              Services - 4.5%
      90,000 * Cisco Systems, Inc................................      5,788,125
     148,000 Lucent Technologies, Inc............................      9,980,750
      75,000 * MCI WorldCom, Inc.................................      6,454,687
      80,000 * Tellabs, Inc......................................      5,405,000
                                                                    ------------
                                                                      27,628,562
                                                                    ------------
             Consumer Products &
              Services - 3.2%
     100,000 Gillette Co. .......................................      4,100,000
      70,000 Procter & Gamble Co.................................      6,247,500
      31,666 * R.J. Reynolds Tobacco Holdings, Inc. .............        997,479
     110,000 Whirlpool Corp. ....................................      8,140,000
                                                                    ------------
                                                                      19,484,979
                                                                    ------------
             Diversified Companies - 4.1%
      25,000 Textron, Inc. ......................................      2,057,812
     240,000 Tyco International Ltd. ............................     22,740,000
                                                                    ------------
                                                                      24,797,812
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Electrical Equipment &
              Services - 5.4%
     120,000 General Electric Co. ...............................    $13,560,000
     200,000 Motorola, Inc.......................................     18,950,000
                                                                    ------------
                                                                      32,510,000
                                                                    ------------
             Finance & Insurance - 11.8%
     145,000 Allstate Corp.......................................      5,201,875
      55,000 American Express Co. ...............................      7,156,875
      96,600 American International
              Group, Inc.........................................     11,308,237
     150,000 Citigroup, Inc......................................      7,125,000
     125,000 Conseco, Inc........................................      3,804,688
      70,000 Federal National Mortgage Assoc. ...................      4,786,250
      90,000 Lehman Brothers Holdings, Inc. .....................      5,602,500
      90,000 Merrill Lynch & Co., Inc. ..........................      7,194,375
      65,000 MGIC Investment Corp. ..............................      3,160,625
     100,000 Morgan Stanley, Dean Witter & Co. ..................     10,250,000
      80,000 Nationwide Financial Services, Inc.
              Cl. A..............................................      3,620,000
      70,000 Price (T.) Rowe & Associates, Inc. .................      2,686,250
                                                                    ------------
                                                                      71,896,675
                                                                    ------------
             Food & Beverage Products - 5.1%
     130,000 Bestfoods...........................................      6,435,000
      60,000 Coca Cola Co. ......................................      3,750,000
     190,000 Fortune Brands, Inc.................................      7,861,250
      95,000 Nabisco Group Holding Corp..........................      1,858,437
     200,000 Philip Morris Companies, Inc........................      8,037,500
      57,000 * Tricon Global Restaurants, Inc. ..................      3,085,125
                                                                    ------------
                                                                      31,027,312
                                                                    ------------
             Healthcare Products &
              Services - 9.3%
     100,000 * Amgen, Inc. ......................................      6,087,500
     144,000 * Boston Scientific Corp. ..........................      6,327,000
      85,000 Bristol-Myers Squibb Co.............................      5,987,187
     150,000 * Health Management Associates, Inc. Cl. A .........      1,687,500
      30,000 Johnson & Johnson...................................      2,940,000
     170,000 * Lincare Holdings, Inc.............................      4,250,000
      80,000 Pfizer, Inc.........................................      8,780,000
     150,000 Pharmacia & Upjohn, Inc. ...........................      8,521,875
      65,000 SmithKline Beecham Plc, ADR.........................      4,294,063
     100,000 Teva Pharmaceutical Industries
              Ltd., ADR..........................................      4,900,000
     100,000 Varian Med Systems, Inc.............................      2,525,000
                                                                    ------------
                                                                      56,300,125
                                                                    ------------
             Information Services & Technology - 11.0%
     113,000 * Adaptec, Inc. ....................................      3,990,312
      30,000 * America Online, Inc...............................      3,315,000
     100,000 * Apple Computer....................................      4,631,250
      85,000 * Applied Materials, Inc. ..........................      6,279,375
      85,000 Compaq Computer Corp. ..............................      2,013,438
      60,000 * Comverse Technology, Inc. ........................      4,530,000
      70,000 * EMC Corp. ........................................      3,850,000
      80,000 Intel Corp. ........................................      4,760,000

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services & Technology - continued
      70,000 International Business Machines Corp...............   $  9,047,500
     220,000 * Microsoft Corp...................................     19,841,250
     178,000 * Quantum Corp.....................................      4,294,250
                                                                   ------------
                                                                     66,552,375
                                                                   ------------
             Metal Products & Services - 1.8%
      81,910 Alcoa, Inc. .......................................      5,068,181
     225,000 USX United States Steel Group......................      6,075,000
                                                                   ------------
                                                                     11,143,181
                                                                   ------------
             Natural Gas - 0.9%
     160,000 El Paso Energy Corp................................      5,630,000
                                                                   ------------
             Oil / Energy - 6.9%
      60,000 Anadarko Petroleum Corp............................      2,208,750
      90,000 Apache Corp. ......................................      3,510,000
      60,000 Atlantic Richfield Co..............................      5,013,750
     100,000 Elf Aquitaine, ADR.................................      7,356,250
     100,000 Mobil Corp.........................................      9,900,000
     513,000 Reliant Energy, Inc. ..............................     14,171,625
                                                                   ------------
                                                                     42,160,375
                                                                   ------------
             Oil Field Services - 1.0%
      71,500 Diamond Offshore Drilling, Inc.....................      2,028,813
     135,000 Tidewater, Inc. ...................................      4,117,500
                                                                   ------------
                                                                      6,146,313
                                                                   ------------
             Paper & Packaging - 1.7%
     150,000 Bowater, Inc. .....................................      7,087,500
      55,000 Kimberly-Clark Corp. ..............................      3,135,000
                                                                   ------------
                                                                     10,222,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 3.2%
      85,000 Omnicom Group, Inc.................................      6,800,000
     175,000 Time Warner, Inc. .................................     12,862,500
                                                                   ------------
                                                                     19,662,500
                                                                   ------------
             Real Estate - 0.6%
     150,000 Simon Property Group Inc. REIT.....................      3,806,250
                                                                   ------------
             Retailing & Wholesale - 6.8%
     100,000 * Abercrombie & Fitch Co. .........................      4,800,000
      80,000 Circuit City Stores, Inc...........................      7,440,000
      69,000 Dayton Hudson Corp. ...............................      4,485,000
     150,000 Lowe's Companies, Inc..............................      8,503,125

   Shares                                                              Value

 COMMON STOCKS - continued
             Retailing & Wholesale - continued
      45,000 Sears, Roebuck & Co.................................   $  2,005,313
     115,000 * Toys R Us, Inc....................................      2,379,062
     242,000 Wal-Mart Stores, Inc. ..............................     11,676,500
                                                                    ------------
                                                                      41,289,000
                                                                    ------------
             Telecommunication Services & Equipment - 3.2%
     120,000 Centurytel, Inc.....................................      4,770,000
     160,000 Nokia Corp., ADR....................................     14,650,000
                                                                    ------------
                                                                      19,420,000
                                                                    ------------
             Textile & Apparel - 0.3%
      45,000 V. F. Corp..........................................      1,923,750
                                                                    ------------
             Transportation - 1.3%
     125,000 * Continental Airlines, Inc.........................      4,703,125
      50,000 Delta Air Lines, Inc................................      2,881,250
                                                                    ------------
                                                                       7,584,375
                                                                    ------------
             Utilities - Telephone - 3.8%
     100,000 Ameritech Corp......................................      7,350,000
     145,000 AT&T Corp...........................................      8,092,813
     100,000 GTE Corp. ..........................................      7,575,000
                                                                    ------------
                                                                      23,017,813
                                                                    ------------
             Total Common Stocks
              (cost $517,317,544)................................    604,333,585
                                                                    ------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 1.6%
             Repurchase Agreement - 1.5%
   9,001,068 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $9,002,256 (cost
              $9,001,068) (a)...................................      9,001,068
                                                                   ------------
             U.S. Government Agency Obligations - 0.1%
             United States Treasury Bills
      85,000 4.23%, 7/22/1999 (b)...............................         84,790
     466,000 4.485%, 8/19/1999 (b)..............................        463,156
                                                                   ------------
                                                                        547,946
                                                                   ------------
             Total Short-Term Investments
              (cost $9,549,014).................................      9,549,014
                                                                   ------------

     Total Investments -
      (cost $526,866,558)................................   101.0%  613,882,599
     Other Assets and Liabilities - net..................    (1.0)   (6,143,816)
                                                            -----  ------------
     Net Assets..........................................   100.0% $607,738,783
                                                            -----  ------------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
(b) At June 30, 1999, all or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.
 * Non-income producing security

Summary of Abbreviations:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

Futures Contracts - Long Positions

                   Number of     Initial Contract   Value at    Unrealized
  Expiration       Contracts          Amount      June 30, 1999    Gain
--------------------------------------------------------------------------
September 1999  25 S&P 500 Index    $8,249,862     $8,635,625    $385,763

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 99.8%
             Automotive Equipment & Manufacturing - 2.5%
      94,000 Ford Motor Co.......................................   $  5,305,125
      94,000 Goodyear Tire & Rubber Co...........................      5,528,375
                                                                    ------------
                                                                      10,833,500
                                                                    ------------
             Banks - 8.3%
     163,000 Bank One Corp.......................................      9,708,687
     164,000 BankAmerica Corp....................................     12,023,250
      97,000 BankBoston Corp.....................................      4,959,125
     125,000 Fleet Financial Group, Inc..........................      5,546,875
     117,300 Mellon Bank Corp....................................      4,266,788
                                                                    ------------
                                                                      36,504,725
                                                                    ------------
             Chemical & Agricultural
              Products - 1.1%
     127,000 Monsanto Co.........................................      5,008,563
                                                                    ------------
             Communication Systems & Services - 10.0%
     284,000 *Cisco Systems, Inc.................................     18,264,750
     110,000 Lucent Technologies, Inc............................      7,418,125
     209,000 *MCI WorldCom, Inc..................................     17,987,062
                                                                    ------------
                                                                      43,669,937
                                                                    ------------
             Consumer Products &
              Services - 2.9%
      38,000 Gillette Co.........................................      1,558,000
     126,000 Procter & Gamble Co.................................     11,245,500
                                                                    ------------
                                                                      12,803,500
                                                                    ------------
             Diversified Companies - 4.4%
      49,000 Textron, Inc........................................      4,033,313
     161,000 Tyco International Ltd..............................     15,254,750
                                                                    ------------
                                                                      19,288,063
                                                                    ------------
             Electrical Equipment &
              Services - 3.8%
     149,000 General Electric Co.................................     16,837,000
                                                                    ------------
             Environmental Services - 2.8%
     226,000 Waste Management, Inc...............................     12,147,500
                                                                    ------------
             Finance & Insurance - 9.5%
     241,000 Allstate Corp.......................................      8,645,875
      39,000 American International Group, Inc...................      4,565,437
     290,000 Citigroup, Inc......................................     13,775,000
     156,000 Federal National Mortgage Assoc.....................     10,666,500
      47,800 Merrill Lynch & Co., Inc............................      3,821,013
                                                                    ------------
                                                                      41,473,825
                                                                    ------------
             Food & Beverage Products - 6.7%
      81,000 Anheuser Busch Companies, Inc.......................      5,745,937
     100,200 Coca Cola Co........................................      6,262,500
      82,200 *Kroger Co..........................................      2,296,463
     108,900 Nabisco Holdings Corp. Cl. A........................      4,709,925
     109,000 Philip Morris Companies, Inc........................      4,380,437
     120,000 *Safeway, Inc.......................................      5,940,000
                                                                    ------------
                                                                      29,335,262
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Healthcare Products &
              Services - 10.0%
     129,400 Bristol-Myers Squibb Co.............................   $  9,114,612
      58,055 Johnson & Johnson...................................      5,689,390
      30,500 McKesson HBOC, Inc..................................       $979,813
      41,800 Merck & Co., Inc....................................      3,093,200
      96,000 Pfizer, Inc.........................................     10,536,000
      53,500 Pharmacia & Upjohn, Inc.............................      3,039,469
     162,000 Warner-Lambert Co...................................     11,238,750
                                                                    ------------
                                                                      43,691,234
                                                                    ------------
             Information Services &
              Technology - 14.8%
      70,000 * America Online, Inc...............................      7,735,000
     379,000 Compaq Computer Corp................................      8,977,562
     195,000 * Compuware Corp....................................      6,203,438
     128,000 *EMC Corp...........................................      7,040,000
     111,000 Intel Corp..........................................      6,604,500
      78,500 International Business Machines Corp................     10,146,125
     203,000 *Microsoft Corp.....................................     18,308,062
                                                                    ------------
                                                                      65,014,687
                                                                    ------------
             Metal Products & Services - 1.4%
     103,000 Alcoa, Inc..........................................      6,373,125
                                                                    ------------
             Oil/Energy - 4.9%
     110,022 Mobil Corp..........................................     10,892,178
     170,000 Texaco, Inc.........................................     10,625,000
                                                                    ------------
                                                                      21,517,178
                                                                    ------------
             Paper & Packaging - 0.3%
      28,300 International Paper Co..............................      1,429,150
                                                                    ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 4.6%
     172,000 News Corp Ltd.......................................      6,073,750
      47,800 Omnicom Group, Inc..................................      3,824,000
     137,800 Time Warner, Inc....................................     10,128,300
                                                                    ------------
                                                                      20,026,050
                                                                    ------------
             Retailing & Wholesale - 4.8%
     308,000 Dayton Hudson Corp..................................     20,020,000
      22,300 Lowe's Companies, Inc...............................      1,264,131
                                                                    ------------
                                                                      21,284,131
                                                                    ------------
             Telecommunication Services
              & Equipment - 0.3%
      34,400 Centurytel, Inc.....................................      1,367,400
                                                                    ------------
             Transportation - 1.1%
     163,000 Burlington Northern Santa Fe Corp...................      5,053,000
                                                                    ------------
             Utilities - Electric - 2.5%
     212,941 Cinergy Corp........................................      6,814,112
      73,413 Duke Power Co.......................................      3,991,832
                                                                    ------------
                                                                      10,805,944
                                                                    ------------
             Utilities - Telephone - 3.1%
     179,000 GTE Corp............................................     13,559,250
                                                                    ------------
             Total Common Stocks
              (cost $324,538,256)................................    438,023,024
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 2.3%
             Repurchase Agreement - 2.3%
 $10,138,645 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $10,139,983
              (cost $10,138,645)(a)............................   $ 10,138,645
                                                                  ------------

             Total Investments -
              (cost $334,676,901)........................   102.1%  448,161,669
             Other Assets and
              Liabilities - net..........................    (2.1)   (9,404,705)
                                                            -----  ------------
             Net Assets..................................   100.0% $438,756,964
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at June 30, 1999.
 * Non-income producing security

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 99.1%
             Banks - 2.3%
      40,200 Investors Financial Services Corp. (b)..............   $  1,608,000
                                                                    ------------
             Building, Construction & Furnishings - 4.3%
      90,800 Dal Tile International Inc. ........................      1,032,850
      25,000 Elcor Chemical Corp. ...............................      1,092,187
      46,400 *Wackenhut Corrections Corp.........................        919,300
                                                                    ------------
                                                                       3,044,337
                                                                    ------------
             Business Equipment &
              Services - 2.1%
       7,900 *Abacus Direct Corp. (b)............................        722,850
      28,000 *Metzler Group, Inc. (b)............................        773,500
                                                                    ------------
                                                                       1,496,350
                                                                    ------------
             Capital Goods - 1.5%
      25,500 Manitowoc Co., Inc..................................      1,061,438
                                                                    ------------
             Chemical & Agricultural
              Products - 1.5%
      42,600 Arch Chemicals, Inc.................................      1,035,713
                                                                    ------------
             Communication Systems & Services - 1.3%
      38,500 Kemet Corp. ........................................        883,094
                                                                    ------------
             Consumer Products & Services - 6.8%
      39,600 *Action Performance Companies, Inc. (b).............      1,306,800
      46,100 *Chattem, Inc.......................................      1,466,556
      42,500 *Scotts Co. Cl. A...................................      2,024,063
                                                                    ------------
                                                                       4,797,419
                                                                    ------------
             Education - 8.2%
      56,246 *Bright Horizons Family Solutions, Inc..............      1,061,643
      66,400 *CBT Group Public Ltd. (b)..........................      1,095,600
      57,600 *ITT Educational Services, Inc......................      1,501,200
      67,100 Strayer Education, Inc. (b).........................      2,059,131
                                                                    ------------
                                                                       5,717,574
                                                                    ------------
             Electrical Equipment &
              Services - 9.8%
      40,700 Cmp Group, Inc......................................      1,065,831
      37,400 *Cognex Corp........................................      1,180,438
      16,000 *Lattice Semiconductor Corp. (b)....................        996,000
      40,700 Littelfuse, Inc. (b)................................        783,475
      40,200 *Pri Automation, Inc. (b)...........................      1,457,250
      10,400 *QLogic Corp........................................      1,372,800
                                                                    ------------
                                                                       6,855,794
                                                                    ------------
             Healthcare Products &
              Services - 1.8%
      15,300 *Pediatrix Medical Group, Inc. (b)..................        325,125
      36,250 *Renal Care Group, Inc..............................        937,969
                                                                    ------------
                                                                       1,263,094
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Industrial Specialty Products & Services - 1.6%
      35,800 Roper Industries, Inc..............................   $  1,145,600
                                                                   ------------
             Information Services & Technology - 27.1%
      23,100 *Applied Micro Circuits Corp.......................      1,899,975
      60,700 Computer Network Technology (b)....................      1,312,637
      82,700 Deltek Systems, Inc. ..............................        816,663
      30,200 *Electronics for Imaging, Inc......................      1,551,525
      14,000 *Forrester Research, Inc. (b)......................        350,000
      38,500 *Galileo Technology Ltd. ..........................      1,744,531
      38,100 Genesis Microchip, Inc. (b) .......................        900,112
      28,600 Henry Jack & Associates, Inc. .....................      1,122,550
      27,400 *IDX Systems Corp. (b).............................        618,213
      45,000 *Kronos, Inc. .....................................      2,047,500
      54,300 *Maximus, Inc......................................      1,561,125
      22,000 *Progress Software Corp. ..........................        621,500
      17,100 *Qrs Corp. ........................................      1,333,800
      33,300 *Sandisk Corp. (b).................................      1,498,500
       9,400 *Verio, Inc. (b)...................................        653,300
      60,850 *Wind River Systems, Inc. (b)......................        977,403
                                                                   ------------
                                                                     19,009,334
                                                                   ------------
             Leisure & Tourism - 1.8%
      41,600 *Steiner Leisure Ltd...............................      1,261,000
                                                                   ------------
             Machinery - Diversified - 3.8%
      31,400 *Astec Industries, Inc.............................      1,279,550
      55,400 Cmi Corp. .........................................        505,525
      29,700 *Terex Corp........................................        903,994
                                                                   ------------
                                                                      2,689,069
                                                                   ------------
             Manufacturing - Distributing - 1.7%
      50,000 *National RV Holdings, Inc. (b)....................      1,212,500
                                                                   ------------
             Oil Field Services - 3.0%
      66,300 *Core Laboratories NV (b)..........................        924,056
      89,100 *Global Industries Ltd.............................      1,141,594
                                                                   ------------
                                                                      2,065,650
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 5.2%
      41,200 *Big Flower Holdings, Inc. (b).....................      1,313,250
      45,400 Citadel Communications Corp........................      1,642,912
      16,700 *Entercom Communications Corp......................        713,925
                                                                   ------------
                                                                      3,670,087
                                                                   ------------
             Retailing & Wholesale - 2.3%
      22,200 *Ann Taylor Stores Corp. (b).......................        999,000
      33,000 Regis Corporation..................................        633,187
                                                                   ------------
                                                                      1,632,187
                                                                   ------------
             Telecommunication Services & Equipment - 9.7%
       4,900 Copper Mountain Networks, Inc......................        378,525
      40,200 E.Spire Communications, Inc. (b)...................        424,612
      38,500 *Intermedia Communications, Inc. (b)...............      1,155,000

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - continued
      42,900 *ITC DeltaCom, Inc. (b).............................   $  1,201,200
      32,000 Pacific Gateway Exchange, Inc. (b)..................        932,000
      56,700 *Transaction Network Services, Inc..................      1,658,475
      18,200 *Viatel, Inc........................................      1,021,475
                                                                    ------------
                                                                       6,771,287
                                                                    ------------
             Textile & Apparel - 1.6%
      48,400 *Tarrant Apparel Group (b)..........................      1,101,100
                                                                    ------------
             Transportation - 1.7%
      27,300 *Eagle USA Airfreight, Inc..........................      1,158,544
                                                                    ------------
             Total Common Stocks
              (cost $59,694,557).................................     69,479,171
                                                                    ------------


  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 26.7%
             Repurchase Agreement - 0.9%
    $607,000 Evergreen Joint Repurchase Agreement 5.00%,
              purchased 6/30/1999, maturing 7/1/1999, maturity
              value $607,084
              (cost $607,000) (a)..............................   $    607,000
                                                                  ------------

   Shares

             Mutual Fund Shares - 25.8%
  18,071,447 Navigator Prime Portfolio (c).......................   $ 18,071,447
                                                                    ------------
             Total Short-Term Investments
              (cost $18,678,447).................................     18,678,447
                                                                    ------------

             Total Investments -
              (cost $78,373,004) ........................   100.0%   88,157,618
             Other Assets and
              Liabilities - net .........................     0.0   (18,044,081)
                                                            -----  ------------
             Net Assets .................................   100.0% $ 70,113,537
                                                            =====  ============

(a) The repurchase agreements are fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
(b) All or a portion of this security is on loan.
(c) Represents investment of cash collateral received for securities on loan.
 * Non-income producing security

Summary of Abbreviations:
NV   Naamloze (Dutch for "corporation")



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 98.3%
             Automotive Equipment & Manufacturing - 2.5%
      40,000 Arvin Industries, Inc. .............................   $  1,515,000
      60,000 Wabash National Corp. ..............................      1,162,500
                                                                    ------------
                                                                       2,677,500
                                                                    ------------
             Banks - 12.8%
      10,000 ABC Bancorp.........................................        132,500
       9,500 Bank of Commerce....................................        193,563
      25,000 Britton & Koontz Capital Corp. .....................        523,437
      27,500 BSB Bancorp, Inc. ..................................        742,500
     105,000 * Civic Bancorp.....................................      1,483,125
      56,910 Commercial Bankshares, Inc. ........................      1,230,679
      75,000 Cowlitz Bancorp.....................................        496,875
      20,000 First State Bancorp.................................        387,500
      38,500 Grand Premier Financial, Inc. ......................        476,438
      30,000 Granite State Bankshares, Inc. .....................        693,750
      14,000 Hancock Holding Co. ................................        628,250
      50,000 Independent Bankshares, Inc. .......................        550,000
      50,000 Mid-State Bancshares................................      1,687,500
      10,000 Pacific Century Financial Corp. ....................        215,625
      75,000 Pointe Financial Corp. .............................        801,562
      92,500 * Republic Bancshares, Inc. ........................      1,896,250
      30,100 Seacoast Banking Corp. of Florida
              Cl. A..............................................        918,050
      35,365 * United Security Bancorp...........................        459,745
       7,000 Western Bancorp.....................................        304,500
                                                                    ------------
                                                                      13,821,849
                                                                    ------------
             Building, Construction & Furnishings - 9.3%
       6,700 * Beazer Homes USA, Inc. ...........................        155,356
      47,000 * CompX International, Inc. Cl. A...................        840,125
      20,000 Crossmann Communities, Inc. ........................        581,250
      20,000 D.R. Horton, Inc. ..................................        332,500
      60,000 * Gehl Co. .........................................      1,215,000
      75,000 * Genlyte Group, Inc. ..............................      1,682,813
      17,000 * Knoll, Inc. ......................................        452,625
      25,000 * Koala Corp. ......................................        668,750
      40,000 La-Z-Boy Chair Co. .................................        920,000
      22,500 * Monaco Coach Corp. ...............................        952,031
      27,800 * SLI, Inc. ........................................        750,600
      40,100 * Stanley Furniture Co., Inc. ......................        902,250
      30,000 * Toll Brothers, Inc................................        643,125
                                                                    ------------
                                                                      10,096,425
                                                                    ------------
             Business Equipment & Services - 2.6%
      25,000 * Consolidated Graphics, Inc........................      1,250,000
      35,000 International Telecomm Systems, Inc. ...............        560,000
      50,000 * RCM Technologies, Inc.............................        662,500
       9,000 * Zebra Technologies Corp. Cl. A....................        345,937
                                                                    ------------
                                                                       2,818,437
                                                                    ------------
             Communication Systems & Services - 0.9%
      40,000 * Orbital Sciences Corp. ...........................        945,000
                                                                    ------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Consumer Products & Services - 8.4%
      40,000 CPI Corp. ........................................     $1,320,000
      45,000 Lancaster Colony Corp.............................      1,552,500
      35,000 Matthews International Corp. Cl. A................      1,036,875
      55,000 * Maxwell Shoe, Inc. Cl. A........................        498,438
      20,000 Polaris Industries, Inc...........................        870,000
      66,000 * Rock Of Ages Corp. Cl. A........................        676,500
      30,000 St. John Knits, Inc...............................        877,500
     116,900 Stewart Enterprises, Inc. Cl. A...................      1,702,356
      70,000 York Group, Inc. .................................        525,000
                                                                  ------------
                                                                     9,059,169
                                                                  ------------
             Electrical Equipment & Services - 1.9%
      30,000 * Benchmark Electronics, Inc. ....................      1,078,125
      50,000 * Kent Electronics Corp. .........................        990,625
                                                                  ------------
                                                                     2,068,750
                                                                  ------------
             Electronic Equipment & Services -2.1%
      22,000 Boston Acoustics, Inc. ...........................        393,250
       5,000 * Electro Scientific Industries, Inc. ............        208,906
      22,800 * Hadco Corp. ....................................        906,300
      85,000 * Vicon Industries, Inc. .........................        765,000
                                                                  ------------
                                                                     2,273,456
                                                                  ------------
             Finance & Insurance - 8.5%
      30,000 American Bankers Insurance Group, Inc. ...........      1,633,125
      17,000 * Farm Family Holdings, Inc. .....................        581,187
      32,000 Frontier Insurance Group, Inc. ...................        492,000
      10,000 LandAmerica Financial Group, Inc..................        287,500
      29,500 Meadowbrook Insurance Group, Inc. ................        401,938
      85,500 Morgan Keegan, Inc................................      1,619,156
      20,000 Radian Group, Inc.................................        976,250
      70,000 Raymond James Financial, Inc......................      1,675,625
      60,000 State Auto Financial Corp. .......................        810,000
      27,700 Waddell & Reed Financial, Inc.
              Cl. A............................................        760,019
                                                                  ------------
                                                                     9,236,800
                                                                  ------------
             Food & Beverage Products - 3.7%
      25,000 International Multifoods Corp. ...................        564,062
      48,800 Michael Foods, Inc. ..............................      1,146,800
      30,000 * Performance Food Group Co. .....................        815,625
      80,000 Smucker (J. M.) Co. ..............................      1,520,000
                                                                  ------------
                                                                     4,046,487
                                                                  ------------
             Healthcare Products & Services - 9.2%
      70,000 * Acuson Corp. ...................................      1,203,125
      40,000 * ADAC Laboratories...............................        290,000
      70,000 Alpharma, Inc. ...................................      2,489,375
      25,000 * ArthroCare Corp. ...............................        512,500
     121,000 * Carematrix Corp. ...............................      1,504,937
     125,000 * Encore Medical Corp. ...........................        367,188
      80,000 * Exactech, Inc. .................................        920,000
      30,000 Jones Pharma, Inc. ...............................      1,181,250
      63,500 * Maxxim Medical, Inc. ...........................      1,480,344
                                                                  ------------
                                                                     9,948,719
                                                                  ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Industrial Specialty Products & Services - 0.9%
      25,000 Graco, Inc. .......................................   $    734,375
       4,500 Hach Co. Cl. A.....................................         79,313
      60,000 * Mathsoft, Inc. ..................................        172,500
                                                                   ------------
                                                                        986,188
                                                                   ------------
             Information Services & Technology - 4.4%
      70,000 * Axent Technologies, Inc..........................        778,750
      10,000 * Engineering Animation, Inc.......................        211,875
      20,000 * Etec Systems, Inc................................        665,000
      55,300 Fair Issac & Co., Inc..............................      1,938,956
      33,200 * Micros Systems, Inc..............................      1,128,800
                                                                   ------------
                                                                      4,723,381
                                                                   ------------
             Machinery - Diversified - 1.5%
      41,250 Hardinge, Inc. ....................................        724,453
      30,600 * Terex Corp. .....................................        931,388
                                                                   ------------
                                                                      1,655,841
                                                                   ------------
             Manufacturing - Distributing - 0.4%
      20,000 CLARCOR, Inc. .....................................        383,750
                                                                   ------------
             Oil/Energy - 2.0%
      20,000 * Barrett Resources Corp. .........................        767,500
      30,000 Berry Petroleum Co. Cl. A..........................        418,125
      32,000 Cabot Oil & Gas Corp. Cl. A........................        596,000
      10,000 Pennzoil-Quaker State Co. .........................        150,000
      20,000 Southwestern Energy Co. ...........................        211,250
                                                                   ------------
                                                                      2,142,875
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.8%
      43,900 Banta Corp. .......................................        921,900
                                                                   ------------
             Real Estate - 1.8%
      15,000 Eastgroup Properties, Inc. REIT....................        300,938
     125,000 Mission West Properties, Inc. REIT.................      1,031,250
      50,000 * Prime Hospitality Corp. .........................        600,000
                                                                   ------------
                                                                      1,932,188
                                                                   ------------
             Retailing & Wholesale - 7.9%
      65,000 * Duckwall-ALCO Stores, Inc. ......................        682,500
      34,200 Ethan Allen Interiors, Inc. .......................      1,291,050
      50,000 * Finish Line, Inc. Cl. A..........................        562,500
      17,300 * Footstar, Inc. ..................................        643,344
      90,000 Freds, Inc. .......................................      1,406,250
      63,500 * Lithia Motors, Inc. .............................      1,301,750
      30,000 Seaway Food Town, Inc. ............................        588,750
     152,700 * Sonic Automotive, Inc. ..........................      2,099,625
                                                                   ------------
                                                                      8,575,769
                                                                   ------------
             Telecommunication Services & Equipment - 3.5%
      30,000 * CapRock Communications Corp. ....................      1,215,000
       4,000 Hickory Tech Corp. ................................         44,500
      55,000 * ITC DeltaCom, Inc. ..............................      1,540,000
      75,000 * Lightbridge, Inc. ...............................        942,187
                                                                   ------------
                                                                      3,741,687
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Thrift Institutions - 5.4%
      15,000 First Liberty Financial Corp. .....................   $    470,625
      36,000 Highland Bancorp, Inc. ............................        679,500
      75,400 Horizon Financial Corp. ...........................      1,032,038
      14,200 Mech Financial, Inc. ..............................        532,500
      45,000 MetroWest Bank.....................................        315,000
      25,000 Monterey Bay Bancorp, Inc. ........................        368,750
      42,500 Quaker City Bancorp, Inc. .........................        701,250
      48,371 St. Paul Bancorp, Inc. ............................      1,233,460
      29,000 Teche Holding Co. .................................        496,625
                                                                   ------------
                                                                      5,829,748
                                                                   ------------
             Transportation - 1.9%
      25,700 * Heartland Express, Inc...........................        420,837
      90,000 * Motivepower Industries, Inc......................      1,620,000
                                                                   ------------
                                                                      2,040,837
                                                                   ------------
             Utilities - Electric - 2.1%
      10,000 Central Hudson Gas & Electric Corp. ...............        420,000
      80,000 MDU Resources Group, Inc. .........................      1,825,000
                                                                   ------------
                                                                      2,245,000
                                                                   ------------
             Utilities - Gas - 3.8%
      10,000 Eastern Enterprises................................        397,500
      25,000 Indiana Energy, Inc................................        532,813
      20,000 NUI Corp...........................................        500,000
      10,000 Providence Energy Corp. ...........................        266,875
      40,000 South Jersey Industries, Inc.......................      1,132,500
      65,000 UGI Corp...........................................      1,312,187
                                                                   ------------
                                                                      4,141,875
                                                                   ------------
             Total Common Stocks
              (cost $106,312,714)...............................    106,313,631
                                                                   ------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 0.7%
             Repurchase Agreement - 0.7%
 $   829,000 State Street Bank & Trust Co. 4.80%, purchased
              6/30/1999,
              maturing 7/1/1999, maturity value $829,111 (cost
              $829,000) (a).....................................        829,000
                                                                   ------------

     Total Investments -
       (cost $107,141,714)................................    99.0%  107,142,631
     Other Assets and
      Liabilities - net...................................     1.0     1,038,491
                                                             -----  ------------
     Net Assets...........................................   100.0% $108,181,122
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 * Non-income producing security

Summary of Abbreviations:
REITReal Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                            Value

 COMMON STOCKS - 98.0%
             Advertising & Related Services - 2.2%
     135,500 *Ha Lo Industries, Inc............................   $  1,338,063
      35,400 Young & Rubicam, Inc..............................      1,608,487
                                                                  ------------
                                                                     2,946,550
                                                                  ------------
             Aerospace & Defense - 1.1%
      81,900 *BE Aerospace, Inc................................      1,530,506
                                                                  ------------
             Banks - 4.7%
      35,600 BankBoston Corp...................................      1,820,050
      37,950 Mellon Bank Corp..................................      1,380,431
      64,600 SouthTrust Corp...................................      2,479,025
      15,700 Summit Bancorp....................................        656,456
                                                                  ------------
                                                                     6,335,962
                                                                  ------------
             Building, Construction & Furnishings - 3.2%
      87,150 *NCI Building Systems, Inc........................      1,862,831
      37,300 Southdown, Inc....................................      2,396,525
                                                                  ------------
                                                                     4,259,356
                                                                  ------------
             Business Equipment & Services - 1.3%
      35,600 *Consolidated Graphics, Inc.......................      1,780,000
                                                                  ------------
             Communication Systems & Services - 3.7%
      39,000 *Metromedia Fiber Network, Inc....................      1,401,563
      19,100 *NorthPoint Communications Group, Inc.............        697,150
      42,550 *Tellabs, Inc.....................................      2,874,784
                                                                  ------------
                                                                     4,973,497
                                                                  ------------
             Diversified Companies - 1.0%
      34,600 ITT Industries, Inc...............................      1,319,125
                                                                  ------------
             Education - 1.1%
      57,300 *Apollo Group, Inc................................      1,522,031
                                                                  ------------
             Electronic Equipment & Services - 2.8%
      48,900 *Sanmina Corp.....................................      3,710,288
                                                                  ------------
             Environmental Services - 2.9%
     196,475 *Allied Waste Industries, Inc.....................      3,880,381
                                                                  ------------
             Finance & Insurance - 8.8%
      34,500 AFLAC, Inc........................................      1,651,688
      45,700 Annuity & Life Re Ltd.............................      1,025,394
     100,000 Conseco, Inc......................................      3,043,750
      34,200 Countrywide Credit Industries, Inc................      1,462,050
      71,100 Partnerre Ltd.....................................      2,657,362
      46,100 ReliaStar Financial Corp..........................      2,016,875
                                                                  ------------
                                                                    11,857,119
                                                                  ------------
             Food & Beverage Products - 5.5%
      50,700 Dean Foods Co.....................................      2,107,219
      48,100 *Keebler Foods Co.................................      1,461,037
      27,000 McCormick & Co., Inc..............................        852,188
      25,700 *Tricon Global Restaurants, Inc...................      1,391,013
      37,500 *United States Foodservice........................      1,598,437
                                                                  ------------
                                                                     7,409,894
                                                                  ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Healthcare Products & Services - 9.0%
      86,100 *Elan Corp Plc, ADR................................   $  2,389,275
     231,100 *HEALTHSOUTH Corp..................................      3,452,056
      89,400 Mylan Laboratories, Inc............................      2,369,100
      64,000 *Pediatrix Medical Group, Inc......................      1,360,000
      59,900 *Quintiles Transnational Corp......................      2,515,800
                                                                   ------------
                                                                     12,086,231
                                                                   ------------
             Industrial Specialty Products & Services - 2.9%
      33,720 Magna International, Inc. Cl. A....................      1,913,610
      63,350 Roper Industries, Inc..............................      2,027,200
                                                                   ------------
                                                                      3,940,810
                                                                   ------------
             Information Services & Technology - 14.1%
      99,500 *Adaptec, Inc......................................      3,513,594
     110,250 *Compuware Corp....................................      3,507,328
      56,850 *PMC-Sierra, Inc...................................      3,350,597
      29,100 Psinet, Inc........................................      1,273,125
      18,650 *Uniphase Corp.....................................      3,095,900
      44,000 *Veritas Software Corp.............................      4,177,250
                                                                   ------------
                                                                     18,917,794
                                                                   ------------
             Manufacturing - Distributing - 1.8%
      34,100 *Teradyne, Inc.....................................      2,446,675
                                                                   ------------
             Oil/Energy - 4.6%
     275,600 *Newpark Resources, Inc............................      2,445,950
      56,900 Sonat, Inc.........................................      1,884,813
      84,500 Ultramar Diamond Shamrock Corp.....................      1,843,156
                                                                   ------------
                                                                      6,173,919
                                                                   ------------
             Paper & Packaging - 1.2%
      94,150 Rock Tennessee Co. Cl. A...........................      1,571,128
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.9%
      14,500 Omnicom Group, Inc.................................      1,160,000
                                                                   ------------
             Real Estate - 1.0%
      62,300 FelCor Lodging Trust, Inc. REIT....................      1,292,725
                                                                   ------------
             Retailing & Wholesale - 13.1%
     117,000 *Abercrombie & Fitch Co............................      5,616,000
      94,700 *Best Buy Co., Inc.................................      6,392,250
     124,500 Family Dollar Stores, Inc..........................      2,988,000
      72,000 *Starbucks Corp....................................      2,704,500
                                                                   ------------
                                                                     17,700,750
                                                                   ------------
             Telecommunication Services & Equipment - 3.6%
      33,894 Centurytel, Inc....................................      1,347,286
     106,650 *Qwest Communications International, Inc...........      3,526,116
                                                                   ------------
                                                                      4,873,402
                                                                   ------------
             Transportation - 1.8%
     116,000 Comair Holdings, Inc...............................      2,414,250
                                                                   ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Utilities - Electric - 5.7%
      84,550 Cinergy Corp.......................................   $  2,705,600
      60,500 Sierra Pacific Resources...........................      2,200,688
     113,400 UtiliCorp United, Inc..............................      2,757,037
                                                                   ------------
                                                                      7,663,325
                                                                   ------------
             Total Common Stocks (cost $100,352,517)............    131,765,718
                                                                   ------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 0.5%
             Repurchase Agreement - 0.5%
 $   716,516 Dresdner Bank AG 4.75%, purchased 06/30/1999,
              maturing 07/01/1999, maturity value $716,611
              (cost $716,516) (a)...............................        716,516
                                                                   ------------

   Shares                                                              Value

 SHORT-TERM INVESTMENTS - continued
             Money Market Shares - 0.0%
         110 Valiant General Fund ...............................   $        110
                                                                    ------------
             Total Short-Term Investments
              (cost $716,626)....................................        716,626
                                                                    ------------
             Total Investments -
              (cost $101,069,143).........................  98.5%    132,482,344
             Other Assets and Liabilities - net...........   1.5       2,053,681
                                                           -----    ------------
             Net Assets................................... 100.0%   $134,536,025
                                                           =====    ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-income producing security

Summary of Abbreviations:
REIT   Real Estate Investment Trust
ADR    American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 95.3%
             Advertising & Related
              Services - 0.6%
       4,800 * Flycast Communications Corp. .....................   $     91,800
      13,700 Young & Rubicam, Inc................................        622,494
                                                                    ------------
                                                                         714,294
                                                                    ------------
             Building, Construction & Furnishings - 3.8%
      50,800 * Comfort Systems USA, Inc. ........................        914,400
      56,100 * Group Maintenance America Corp. ..................        725,794
      39,200 * Shaw Group, Inc...................................        622,300
      57,200 Standard Pacific Corp...............................        740,025
      47,280 * Winsloew Furniture, Inc...........................      1,589,790
                                                                    ------------
                                                                       4,592,309
                                                                    ------------
             Business Equipment &
              Services - 1.1%
      36,300 * Metamor Worldwide, Inc. ..........................        873,469
      52,100 * Vision Twenty One, Inc............................        433,081
                                                                    ------------
                                                                       1,306,550
                                                                    ------------
             Communication Systems & Services - 3.0%
      29,900 * Mac Gray Corp. ...................................        261,625
      50,300 * Metromedia Fiber Network, Inc.....................      1,807,656
      31,600 * Pinnacle Holdings, Inc. ..........................        774,200
     123,000 * VDI Media.........................................        799,500
                                                                    ------------
                                                                       3,642,981
                                                                    ------------
             Consumer Products &
              Services - 0.2%
     121,500 * Acme United Corp..................................        258,188
                                                                    ------------
             Diversified Companies - 1.4%
      23,900 GATX Corp...........................................        909,694
      22,300 National Service Industries, Inc....................        802,800
                                                                    ------------
                                                                       1,712,494
                                                                    ------------
             Electrical Equipment &
              Services - 0.6%
      72,900 * Magnetek, Inc.....................................        770,006
                                                                    ------------
             Electronic Equipment &
              Services - 0.2%
      32,100 * Vicon Industries, Inc.............................        288,900
                                                                    ------------
             Environmental Services - 1.7%
      78,600 * Casella Waste Systems, Inc........................      2,043,600
                                                                    ------------
             Finance & Insurance - 4.0%
      12,460 * Affiliated Managers Group, Inc....................        376,136
      28,800 Bay View Capital Corp...............................        590,400
     149,400 * Delta Financial Corp. ............................        952,425
      41,300 Everest Reinsurance Holdings, Inc. .................      1,347,412
       9,700 * NextCard, Inc.....................................        329,194
      89,800 * WFS Financial, Inc................................      1,245,975
                                                                    ------------
                                                                       4,841,542
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS -  continued
             Food & Beverage Products - 4.4%
     111,700 Chiquita Brands International, Inc. ................   $  1,005,300
      26,200 Dean Foods Co.......................................      1,088,938
      40,400 Earthgrains Co......................................      1,042,825
     115,300 * Fresh Del Monte Produce...........................      1,628,612
      10,400 * Omega Protein Corp. ..............................         54,600
      96,200 Scheid Vineyards, Inc. Cl. A........................        481,000
                                                                    ------------
                                                                       5,301,275
                                                                    ------------
             Healthcare Products &
              Services - 9.8%
     104,000 * Brookdale Living Communities, Inc.................      1,540,500
      52,100 * Cellegy Pharmaceuticals, Inc. ....................        240,963
      71,300 * Chirex, Inc.......................................      2,290,512
      51,900 * Collagenex Pharmaceuticals, Inc...................        519,000
      80,500 * Computer Motion, Inc. ............................        820,094
      65,500 * Dura Pharmaceuticals, Inc.........................        781,906
      45,400 * Guilford Pharmaceuticals, Inc.....................        578,850
      30,600 * Isis Pharmaceuticals, Inc.........................        311,738
      50,400 * MedPartners, Inc..................................        381,150
     117,700 * Pharmaceutical Resources, Inc. ...................      1,022,519
      84,100 * Progenics Pharmaceuticals, Inc....................      1,166,887
      52,400 * Roberts Pharmaceutical Corp.......................      1,270,700
      58,400 * Scios, Inc........................................        189,800
      90,800 * Titan Pharmaceuticals, Inc........................        448,325
      28,300 * Urologix, Inc.....................................         69,866
      44,750 * Valentis, Inc. ...................................        170,609
                                                                    ------------
                                                                      11,803,419
                                                                    ------------
             Industrial Specialty Products & Services - 0.3%
      25,398 * Building One Services Corp........................        352,397
                                                                    ------------
             Information Services & Technology - 23.5%
      83,700 * Abovenet Communications, Inc......................      3,379,387
         800 * Ask Jeeves, Inc...................................         11,200
      33,500 * Beyond Common Corp. ..............................        961,031
     107,400 * Ciber, Inc........................................      2,054,025
      52,400 * Concentric Network Corp. .........................      2,082,900
      43,400 * Earthlink Network, Inc. ..........................      2,666,388
      36,900 * F5 Networks, Inc..................................      1,512,900
      27,700 * GoTo.com, Inc. ...................................        775,600
      39,300 * Juno Online Services, Inc. .......................        903,900
     283,000 * Maxtor Corp.......................................      1,423,844
      69,500 * Mecon, Inc........................................        521,250
      94,700 * Mikohn Gaming Corp................................        349,206
     131,000 * MIPS Technologies, Inc............................      6,279,812
      73,300 * nFront, Inc. .....................................      1,113,244
      36,100 * Real Networks, Inc................................      2,486,388
      36,900 * THQ, Inc..........................................      1,060,875
      27,500 * Ticketmaster Online Citysearch....................        831,875
         800 * US SEARCH.com, Inc. ..............................          6,400
                                                                    ------------
                                                                      28,420,225
                                                                    ------------
             Manufacturing - Distributing - 0.8%
      21,000 Pentair, Inc........................................        960,750
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Metal Products & Services - 1.9%
      95,100 Ispat International N V............................   $  1,052,044
      95,400 * Metals USA, Inc. ................................      1,216,350
                                                                   ------------
                                                                      2,268,394
                                                                   ------------
             Oil / Energy - 2.1%
      62,900 * Midamerica Energy Holdings Co. ..................      2,177,912
      47,700 * Newpark Resources, Inc. .........................        423,338
                                                                   ------------
                                                                      2,601,250
                                                                   ------------
             Oil Field Services - 2.2%
      10,200 * Callon Petroleum Co. ............................        105,188
      56,000 * Horizon Offshore, Inc. ..........................        434,000
      72,800 * IRI International Corp. .........................        336,700
      41,500 * Lone Star Technologies, Inc. ....................        736,625
      64,156 * Meridian Resource Corp. .........................        248,604
      21,722 * Nabors Industries, Inc. .........................        530,831
      10,700 Tidewater, Inc. ...................................        326,350
                                                                   ------------
                                                                      2,718,298
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.8%
      80,200 * Big City Radio, Inc. ............................        290,725
      23,000 * SBS Broadcasting SA..............................        741,750
                                                                   ------------
                                                                      1,032,475
                                                                   ------------
             Real Estate - 2.5%
      60,100 * AMB Property Corp. REIT..........................      1,412,350
      29,400 Franchise Finance Corp. America REIT...............        646,800
      46,900 Imperial Credit Commercial Mortgage Investment
              Corp. REIT........................................        507,106
      35,200 * Prime Hospitality Corp. .........................        422,400
                                                                   ------------
                                                                      2,988,656
                                                                   ------------
             Retailing & Wholesale - 13.6%
      61,400 * Abercrombie & Fitch Co. .........................      2,947,200
      51,900 * Bon Ton Stores, Inc. ............................        334,106
      10,400 * CDnow, Inc. .....................................        183,300
     149,400 * Electronics Boutique Holdings Corp. .............      2,128,950
      37,000 * General Nutrition Companies, Inc. ...............        862,563
     204,400 * Pacific Sunwear Of California....................      4,982,250
      67,200 * Paul Harris Stores, Inc. ........................        457,800
      57,700 * Select Comfort Corp. ............................        515,694
      24,600 * Tweeter Home Entertainment Group, Inc. ..........        965,550
      88,500 * Williams Sonoma, Inc. ...........................      3,080,906
                                                                   ------------
                                                                     16,458,319
                                                                   ------------
             Telecommunication Services & Equipment - 9.8%
      96,200 * Amnex, Inc. .....................................          4,810
      31,400 * AT & T Canada, Inc ..............................      2,011,562
      78,400 * Clearnet Communications, Inc. ...................      1,092,700
      55,800 * Globalstar LP Ltd. ..............................      1,293,863
      44,600 * Hybrid Networks, Inc. ...........................        111,500

   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - continued
      56,000 * Hyperion Telecommunications, Inc. Cl. A ..........   $  1,053,500
      16,600 * Intermedia Communications, Inc. ..................        498,000
      50,400 * MGC Communications, Inc. .........................      1,310,400
      36,400 * NEXTLINK Communications, Inc. Cl. A...............      2,707,250
      18,600 * Time Warner Telecom, Inc. ........................        539,400
      56,100 * US LEC Corp. Cl. A................................      1,262,250
                                                                    ------------
                                                                      11,885,235
                                                                    ------------
             Textile & Apparel - 3.5%
     204,300 * Gildan Activewear, Inc. ..........................      3,447,562
      41,000 * Novel Denim Holdings Ltd. ........................        331,844
      41,500 * Skechers U.S.A., Inc. ............................        435,750
                                                                    ------------
                                                                       4,215,156
                                                                    ------------
             Transportation - 2.7%
      33,200 * Amtran, Inc.......................................        817,550
     118,700 * Arkansas Best Corp. ..............................      1,179,581
      57,900 * Genesee & Wyoming, Inc............................        597,094
      60,500 * Midway Airlines Corp..............................        620,125
                                                                    ------------
                                                                       3,214,350
                                                                    ------------
             Utilities - Telephone - 0.8%
       9,900 * McLeod USA, Inc. Cl. A............................        544,500
      57,500 * Star Telecommunications, Inc. ....................        449,219
                                                                    ------------
                                                                         993,719
                                                                    ------------
             Total Common Stocks
              (cost $94,918,298).................................   $115,384,782
                                                                    ------------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 5.3%
             Repurchase Agreement - 5.3%
  $6,393,856 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $6,394,700 (cost
              $6,393,856) (a)...................................       6,393,856
                                                                    ------------
              Total Investments -
               (cost $101,312,154)....................... 100.6%     121,778,638
              Other Assets and
               Liabilities - net.........................  (0.6)       (769,686)
                                                          -----     ------------
              Net Assets................................. 100.0%    $121,008,952
                                                          =====     ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-income producing security

Summary of Abbreviations:
REIT    Real Estate Investment Trust
NV      Naamloze (Dutch for "corporation")

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 95.8%
             Aerospace & Defense - 1.0%
      72,300 United Technologies Corp............................   $  5,183,006
                                                                    ------------
             Banks - 2.3%
      62,375 Chase Manhattan Corp................................      5,403,234
      65,475 U.S. Trust Corp.....................................      6,056,438
                                                                    ------------
                                                                      11,459,672
                                                                    ------------
             Building, Construction &
              Furnishings - 0.6%
      48,500 Dycom Industries, Inc...............................      2,716,000
                                                                    ------------
             Communication Systems &
              Services - 9.3%
     290,550 *Cisco Systems, Inc.................................     18,685,997
     266,500 Lucent Technologies, Inc............................     17,972,093
     107,950 *MCI WorldCom, Inc..................................      9,290,447
                                                                    ------------
                                                                      45,948,537
                                                                    ------------
             Consumer Products &
              Services - 5.6%
      91,350 Avon Products, Inc..................................      5,069,925
      51,950 Clorox Co...........................................      5,548,909
      18,670 Colgate-Palmolive Co................................      1,843,663
      70,000 Maytag Corp.........................................      4,878,125
     114,600 Procter & Gamble Co.................................     10,228,050
                                                                    ------------
                                                                      27,568,672
                                                                    ------------
             Diversified Companies - 1.0%
      51,400 Tyco International Ltd..............................      4,870,150
                                                                    ------------
             Electrical Equipment &
              Services - 7.9%
     252,575 General Electric Co.................................     28,540,975
      25,375 *QLogic Corp........................................      3,349,500
     107,950 *Vitesse Semiconductor Corp.........................      7,279,878
                                                                    ------------
                                                                      39,170,353
                                                                    ------------
             Electronic Equipment &
              Services - 0.9%
      88,475 *SDL, Inc...........................................      4,517,755
                                                                    ------------
             Finance & Insurance - 5.5%
      45,780 American Express Co.................................      5,957,122
      93,850 Federal Home Loan Mortgage
              Corp...............................................      5,443,300
      54,125 Federal National Mortgage Assoc.....................      3,700,797
      78,475 Marsh & McLennan Co., Inc...........................      5,924,863
      56,500 Schwab (Charles) & Co., Inc.........................      6,207,937
                                                                    ------------
                                                                      27,234,019
                                                                    ------------
             Food & Beverage Products - 2.4%
      80,100 Quaker Oats Co......................................      5,316,638
     130,875 *Safeway, Inc.......................................      6,478,312
                                                                    ------------
                                                                      11,794,950
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Healthcare Products &
              Services - 17.0%
     111,710 Abbott Laboratories................................   $  5,082,805
     225,475 Bristol-Myers Squibb Co............................     15,881,895
      89,425 *Guidant Corp......................................      4,599,798
     108,200 Johnson & Johnson..................................     10,603,600
     133,350 *MedQuist, Inc.....................................      5,834,063
     121,550 Merck & Co., Inc...................................      8,994,700
     128,800 Schering-Plough Corp...............................      6,826,400
      59,150 *VISX, Inc.........................................      4,683,941
     192,825 Warner-Lambert Co..................................     13,377,234
      94,300 *Wellpoint Health Networks, Inc.
              Cl. A.............................................      8,003,713
                                                                   ------------
                                                                     83,888,149
                                                                   ------------
             Information Services
              & Technology - 19.9%
      85,650 *America Online, Inc...............................      9,464,325
      48,800 *Broadvision, Inc..................................      3,599,000
      97,675 CDW Computer Centers, Inc..........................      4,297,700
      75,200 *Citrix Systems, Inc...............................      4,248,800
     279,250 *EMC Corp..........................................     15,358,750
     115,400 Intel Corp.........................................      6,866,300
      81,650 *Lexmark International Group, Inc..................      5,394,003
     297,970 *Microsoft Corp....................................     26,873,169
      63,325 Siebel Systems, Inc................................      4,203,197
     134,650 *Sun Microsystems, Inc.............................      9,274,019
      25,000 *Uniphase Corp.....................................      4,150,000
      25,750 *Veritas Software Corp.............................      2,444,640
      11,875 Yahoo, Inc.........................................      2,045,469
                                                                   ------------
                                                                     98,219,372
                                                                   ------------
             Oil/Energy - 1.2%
      70,500 Enron Corp.........................................      5,763,375
                                                                   ------------
             Paper & Packaging - 2.5%
      80,175 Avery Dennison Corp................................      4,840,566
     133,485 Kimberly-Clark Corp................................      7,608,645
                                                                   ------------
                                                                     12,449,211
                                                                   ------------
             Printing, Publishing, Broadcasting
              & Entertainment - 1.5%
      23,335 Gannett Co., Inc...................................      1,665,536
      74,200 Omnicom Group, Inc.................................      5,936,000
                                                                   ------------
                                                                      7,601,536
                                                                   ------------
             Retailing & Wholesale - 13.5%
     118,475 *Best Buy Co., Inc.................................      7,997,062
      65,800 *Costco Companies, Inc.............................      5,268,113
     220,200 Family Dollar Stores, Inc..........................      5,284,800
     135,113 Gap, Inc...........................................      6,806,292
     178,025 Home Depot, Inc....................................     11,471,486
      99,800 Lowe's Companies, Inc..............................      5,657,413
     151,700 TJX Co., Inc.......................................      5,053,506
     315,450 Wal-Mart Stores, Inc...............................     15,220,462
     128,540 Walgreen Co........................................      3,775,863
                                                                   ------------
                                                                     66,534,997
                                                                   ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - 1.6%
      53,575 *Qualcomm, Inc......................................      7,688,013
                                                                    ------------
             Utilities - Telephone - 2.1%
      95,175 SBC Communications, Inc.............................      5,520,150
      93,850 Sprint Corp.........................................      4,956,453
                                                                    ------------
                                                                      10,476,603
                                                                    ------------
             Total Common Stocks
              (cost $351,447,363)................................    473,084,370
                                                                    ------------

  Principle
   Amount

 SHORT-TERM INVESTMENTS - 5.7%
             Repurchase Agreement - 5.6%
  27,671,784 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $27,675,435
              (cost $27,671,784)(a)............................   $ 27,671,784
                                                                  ------------

   Shares                                                               Value

             Money Market Shares - 0.1%
     188,020 Valiant General Fund................................   $    188,020
                                                                    ------------
             Total Short-Term Investments
              (cost $27,859,804).................................     27,859,804
                                                                    ------------

             Total Investments -
              (cost $379,307,168)........................   101.5%  500,944,174
             Other Assets and Liabilities - net..........    (1.5)   (7,174,850)
                                                            -----  ------------
             Net Assets..................................   100.0% $493,769,324
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at June 30, 1999.
 * Non-Income Producing Security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                            Value

 COMMON STOCKS - 93.6%
             Aerospace & Defense - 2.2%
   167,700   Raytheon Co. Cl. A................................   $ 11,550,338
                                                                  ------------
             Automotive Equipment &  Manufacturing - 1.6%
   169,000   *Lear Corp........................................      8,407,750
                                                                  ------------
             Banks - 13.5%
   228,100   Chase Manhattan Corp. ............................     19,759,162
   200,000   First American Corp...............................      8,312,500
   163,600   Fleet Financial Group, Inc. ......................      7,259,750
   475,000   Mellon Bank Corp..................................     17,278,125
   207,000   SouthTrust Corp. .................................      7,943,625
   266,800   Summit Bancorp....................................     11,155,575
                                                                  ------------
                                                                    71,708,737
                                                                  ------------
             Capital Goods - 1.2%
   132,800   Case Corp.........................................      6,391,000
                                                                  ------------
             Chemical & Agricultural
              Products - 2.1%
   280,000   Hercules, Inc. ...................................     11,007,500
                                                                  ------------
             Consumer Products &
              Services - 3.6%
   177,000   Black & Decker Corp. .............................     11,173,125
   113,000   Maytag Corp. .....................................      7,874,688
                                                                  ------------
                                                                    19,047,813
                                                                  ------------
             Electrical Equipment &
              Services - 2.7%
   152,000   Motorola, Inc. ...................................     14,402,000
                                                                  ------------
             Electronic Equipment &
              Services - 2.9%
   155,204   Koninklijke (Royal) Philips Electronics NV ADR....     15,656,204
                                                                  ------------
             Finance & Insurance - 11.7%
   118,400   Allstate Corp. ...................................      4,247,600
   413,000   Citigroup, Inc. ..................................     19,617,500
   275,000   Countrywide Credit Industries, Inc. ..............     11,756,250
   103,600   Loews Corp........................................      8,197,350
   175,000   Merrill Lynch & Co., Inc..........................     13,989,062
   103,600   Nationwide Financial Services, Inc. Cl. A.........      4,687,900
                                                                  ------------
                                                                    62,495,662
                                                                  ------------
             Food & Beverage Products - 3.0%
    83,000   Fortune Brands, Inc. .............................      3,434,125
   315,100   Philip Morris Companies, Inc. ....................     12,663,081
                                                                  ------------
                                                                    16,097,206
                                                                  ------------
             Healthcare Products & Services - 3.8%
   165,200   Bristol-Myers Squibb Co. .........................     11,636,275
   459,700   * Tenet Healthcare Corp...........................      8,533,181
                                                                  ------------
                                                                    20,169,456
                                                                  ------------
             Information Services &  Technology - 5.2%
   163,400   Intel Corp. ......................................      9,722,300
   141,200   International Business Machines Corp. ............     18,250,100
                                                                  ------------
                                                                    27,972,400
                                                                  ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Metal Products & Services - 4.2%
   260,000   Alcoa, Inc. ........................................   $ 16,087,500
   241,900   USX United States Steel Group.......................      6,531,300
                                                                    ------------
                                                                      22,618,800
                                                                    ------------
             Natural Gas - 0.9%
   142,100   El Paso Energy Corp. ...............................      5,000,144
                                                                    ------------
             Oil/Energy - 9.3%
   100,500   Cabot Corp..........................................      2,430,844
   214,000   Mobil Corp..........................................     21,186,000
   213,600   Texaco, Inc.........................................     13,350,000
   315,000   Tosco Corp..........................................      8,170,312
   197,700   Ultramar Diamond Shamrock Corp. ....................      4,312,331
                                                                    ------------
                                                                      49,449,487
                                                                    ------------
             Paper & Packaging - 1.3%
   171,314   Mead Corp...........................................      7,152,360
                                                                    ------------
             Real Estate - 0.6%
   142,100   FelCor Lodging Trust, Inc. REIT.....................      2,948,575
                                                                    ------------
             Retailing & Wholesale - 1.3%
   154,900   Sears, Roebuck & Co.................................      6,902,731
                                                                    ------------
             Telecommunication Services
              & Equipment - 4.2%
   367,500   Centurytel, Inc.....................................     14,608,125
    87,800   Nokia Corp. ADR.....................................      8,039,188
                                                                    ------------
                                                                      22,647,313
                                                                    ------------
             Textile & Apparel - 1.2%
   148,000   V. F. Corp..........................................      6,327,000
                                                                    ------------
             Transportation - 0.9%
   157,200   Burlington Northern Santa Fe Corp...................      4,873,200
                                                                    ------------
             Utilities - Electric - 2.2%
   253,400   Scana Corp. ........................................      5,923,225
   231,850   UtiliCorp United, Inc...............................      5,636,853
                                                                    ------------
                                                                      11,560,078
                                                                    ------------
             Utilities - Gas - 5.0%
   263,000   NICOR, Inc..........................................     10,010,438
   385,000   Williams Companies, Inc.............................     16,386,562
                                                                    ------------
                                                                      26,397,000
                                                                    ------------
             Utilities - Telephone - 9.0%
   170,000   ALLTEL Corp.........................................     12,155,000
   300,000   AT&T Corp...........................................     16,743,750
   252,000   GTE Corp. ..........................................     19,089,000
                                                                    ------------
                                                                      47,987,750
                                                                    ------------
             Total Common Stocks
              (cost $415,517,982)................................    498,770,504
                                                                    ------------
 PREFERRED STOCKS - 1.4%
             Printing, Publishing, Broadcasting &
              Entertainment - 1.4%
   235,800   News Corp. Ltd......................................      7,442,437
                                                                    ------------
             Total Preferred Stocks
              (cost $5,734,588)..................................      7,442,437
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 4.6%
             Repurchase Agreement - 4.0%
 $20,965,166 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $20,967,932
              (cost $20,965,166)(a)............................   $ 20,965,166
                                                                  ------------

   Shares                                                              Value

             Money Market Shares - 0.6%
   3,238,537 Valiant General Fund................................   $  3,238,537
                                                                    ------------
             Total Short-Term Investments
              (cost $24,203,703).................................     24,203,703
             Total Investments -  (cost $445,456,273).....  99.6%    530,416,644
             Other Assets and Liabilities - net...........   0.4       2,388,870
                                                           -----    ------------
             Net Assets................................... 100.0%   $532,805,514
                                                           =====    ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-Income Producing Security

Summary of Abbreviations:
ADR    American Depository Receipt
NV     Naamloze (Dutch for "corporation")
REIT   Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Assets and Liabilities
                                 June 30, 1999

                                                       Diversified   Large Cap     Small Cap
                             Balanced    Core Equity      Value        Blend        Growth
                               Fund          Fund          Fund         Fund         Fund
----------------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............  $608,922,743 $1,361,603,693 $526,866,558 $334,676,901  $78,373,004
 Net unrealized gains on
  securities.............    52,964,534    579,411,427   87,016,041  113,484,768    9,784,614
----------------------------------------------------------------------------------------------
 Market value of
  securities.............   661,887,277  1,941,015,120  613,882,599  448,161,669   88,157,618
 Cash....................             0              0            0            0       14,416
 Receivable for
  securities sold........     4,857,863      3,505,724    3,067,451    4,580,756            0
 Receivable for Fund
  shares sold............       419,135        372,289      195,290            0       45,019
 Dividends and interest
  receivable.............     5,789,563      1,884,530      767,996      406,477           84
 Receivable for daily
  variation margin on
  open futures
  contracts..............             0              0      156,250            0            0
 Deferred organization
  expenses...............             0              0            0            0        5,932
 Prepaid expenses and
  other assets...........         9,807          4,233       22,617       22,148       21,849
----------------------------------------------------------------------------------------------
   Total assets..........   672,963,645  1,946,781,896  618,092,203  453,171,050   88,244,918
----------------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..............     8,428,422              0    4,344,450   10,874,003            0
 Payable for Fund shares
  redeemed...............     5,057,054      1,876,530    5,667,525    3,267,818        3,698
 Payable for securities
  on loan................             0              0            0            0   18,071,447
 Advisory fee payable....       269,003        925,761      244,810      219,233       46,107
 Distribution Plan
  expenses payable.......            42          6,028          826           59            0
 Due to other related
  parties................        13,437         40,739        3,408        9,966          516
 Accrued expenses and
  other liabilities......        57,880        209,926       92,401       43,007        9,613
----------------------------------------------------------------------------------------------
   Total liabilities.....    13,825,838      3,058,984   10,353,420   14,414,086   18,131,381
----------------------------------------------------------------------------------------------
 Net assets..............  $659,137,807 $1,943,722,912 $607,738,783 $438,756,964  $70,113,537
----------------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $604,276,094 $1,174,619,818 $502,485,819 $291,584,904  $64,747,945
 Undistributed
  (overdistributed) net
  investment income or
  loss...................     1,619,270         56,683      414,562       (8,169)           0
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts..............       277,909    189,634,984   17,436,598   33,695,461  $(4,419,022)
 Net unrealized gains on
  securities and futures
  contracts..............    52,964,534    579,411,427   87,401,804  113,484,768  $ 9,784,614
----------------------------------------------------------------------------------------------
 Total net assets........  $659,137,807 $1,943,722,912 $607,738,783 $438,756,964  $70,113,537
----------------------------------------------------------------------------------------------
 Net assets consists of
 Class I.................  $658,732,768 $1,913,483,237 $606,354,638 $438,375,045  $70,113,537
 Class IS................       405,039     30,239,675    1,384,145      381,919            0
----------------------------------------------------------------------------------------------
 Total net assets........  $659,137,807 $1,943,722,912 $607,738,783 $438,756,964  $70,113,537
----------------------------------------------------------------------------------------------
 Shares outstanding
 Class I.................    48,588,180     20,730,802   21,927,085    9,066,653    5,135,726
 Class IS................        29,809        349,426       50,643        7,902            0
----------------------------------------------------------------------------------------------
 Net asset value per
  share
 Class I.................  $      13.56 $        92.30 $      27.65 $      48.35  $     13.65
----------------------------------------------------------------------------------------------
 Class IS................  $      13.59 $        86.54 $      27.33 $      48.33  $         0
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Assets and Liabilities
                                 June 30, 1999

                           Small Company     Social       Special      Strategic     Strategic
                               Value       Principles      Equity        Growth        Value
                               Fund           Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............  $107,141,714   $101,069,143  $101,312,154  $379,307,168  $445,456,273
 Net unrealized gains on
  securities.............           917     31,413,201    20,466,484   121,637,006    84,960,371
------------------------------------------------------------------------------------------------
 Market value of
  securities.............   107,142,631    132,482,344   121,778,638   500,944,174   530,416,644
 Cash....................           435              0             0             0             0
 Receivable for
  securities sold........     2,219,938      2,476,006       870,502    10,688,751             0
 Receivable for Fund
  shares sold............             0            200       280,877       650,916     4,973,900
 Dividends and interest
  receivable.............        87,308         50,454        14,914       200,187       832,276
 Receivable for daily
  variation margin on
  open futures
  contracts..............             0              0             0             0             0
 Deferred organization
  expenses...............             0              0             0             0             0
 Prepaid expenses and
  other assets...........         3,279          6,322        30,898        12,017        23,024
------------------------------------------------------------------------------------------------
   Total assets..........   109,453,591    135,015,326   122,975,829   512,496,045   536,245,844
------------------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..............     1,031,250              0     1,597,588    14,937,132     2,896,795
 Payable for Fund shares
  redeemed...............       152,000        371,586       255,923     3,461,329       170,643
 Payable for securities
  on loan................             0              0             0             0             0
 Advisory fee payable....        69,282         78,527        52,069       228,777       238,759
 Distribution Plan
  expenses payable.......             0              6           516         1,500           413
 Due to other related
  parties................         3,166          3,188             0        12,472        16,587
 Accrued expenses and
  other liabilities......        16,771         25,994        60,781        85,511       117,133
------------------------------------------------------------------------------------------------
   Total liabilities.....     1,272,469        479,301     1,966,877    18,726,721     3,440,330
------------------------------------------------------------------------------------------------
 Net assets..............  $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
------------------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $116,705,297   $ 85,750,061  $ 86,594,949  $302,022,022  $437,988,176
 Undistributed
  (overdistributed) net
  investment income or
  loss...................          (460)        (1,986)         (322)       (7,208)      938,131
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts..............    (8,524,632)    17,374,749    13,947,841    70,117,504     8,918,836
 Net unrealized gains on
  securities and futures
  contracts..............           917     31,413,201    20,466,484   121,637,006    84,960,371
------------------------------------------------------------------------------------------------
 Total net assets........  $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
------------------------------------------------------------------------------------------------
 Net assets consists of
 Class I.................  $108,180,076   $134,476,499  $116,965,568  $481,118,988  $530,995,228
 Class IS................         1,046         59,526     4,043,384    12,650,336     1,810,286
------------------------------------------------------------------------------------------------
 Total net assets........  $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
------------------------------------------------------------------------------------------------
 Shares outstanding
 Class I.................    12,098,501      3,643,469     8,237,347    11,471,839     2,238,855
 Class IS................           121          1,615       287,691       302,454         7,631
------------------------------------------------------------------------------------------------
 Net asset value per
  share
 Class I.................  $       8.94   $      36.91  $      14.20  $      41.94  $     237.17
------------------------------------------------------------------------------------------------
 Class IS................  $       8.64   $      36.86  $      14.05  $      41.83  $     237.23
------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                            Statements of Operations
                            Year Ended June 30, 1999

                                                       Diversified   Large Cap   Small Cap
                             Balanced    Core Equity      Value        Blend       Growth
                               Fund          Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $3,693,
  $81,445, $40,950,
  $4,238, $0,
  respectively)..........   $ 5,095,377  $ 24,008,076  $ 9,357,060  $ 6,263,285  $  100,589
 Securities lending
  income.................             0             0            0            0      23,242
 Interest................    23,575,630     3,610,651      542,734      745,135      87,967
--------------------------------------------------------------------------------------------
 Total investment
  income.................    28,671,007    27,618,727    9,899,794    7,008,420     211,798
--------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............     4,136,760    12,923,968    3,983,024    3,318,923     500,432
 Distribution Plan
  expenses...............         5,257        60,519        2,914          881         --
 Administrative services
  fees...................       178,848       480,743      173,365      123,530       8,400
 Transfer agent fee......       737,548        12,936      295,122          556         648
 Trustees' fees and
  expenses...............        13,700        38,000       11,879        7,262         980
 Printing and postage
  expenses...............        36,855        70,158       12,091       12,870       2,315
 Custodian fee...........       200,683       540,553      185,701      132,201      21,344
 Registration and filing
  fees...................        74,996       100,777       69,733       96,499      74,110
 Professional fees.......        39,452        23,743       29,615       29,242      12,936
 Organization expenses...             0             0            0            0       3,989
 Other...................        18,025        36,142       16,061       12,387      14,012
--------------------------------------------------------------------------------------------
  Total expenses.........     5,442,124    14,287,539    4,779,505    3,734,351     639,166
 Less: Fee credits.......       (27,674)      (76,453)     (30,047)     (18,838)     (3,866)
   Fee waivers ..........      (689,460)   (1,848,228)    (663,837)    (474,132)          0
--------------------------------------------------------------------------------------------
  Net expenses...........     4,724,990    12,362,858    4,085,621    3,241,381     635,300
--------------------------------------------------------------------------------------------
 Net investment income or
  loss...................    23,946,017    15,255,869    5,814,173    3,767,039    (423,502)
--------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts
 Net realized gains or
  losses on:
  Securities.............       928,390   178,262,279   17,043,520   35,527,151  (2,938,420)
  Futures contracts......             0    12,624,975      328,675            0           0
--------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures contracts..       928,390   190,887,254   17,372,195   35,527,151  (2,938,420)
--------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and futures
  contracts..............    12,500,436   (31,676,691)  23,916,181   (7,056,882)  6,375,643
--------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts..    13,428,826   159,210,563   41,288,376   28,470,269   3,437,223
--------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............   $37,374,843  $174,466,432  $47,102,549  $32,237,308  $3,013,721
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                            Statements of Operations
                            Year Ended June 30, 1999

                            Small Company   Social       Special     Strategic     Strategic
                                Value     Principles     Equity        Growth        Value
                                Fund         Fund         Fund          Fund         Fund
----------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $4,425,
  $4,102, $0, $32,939,
  respectively)..........    $   944,862  $ 1,521,760  $   294,364  $  3,246,479  $ 7,216,969
 Securities lending
  income.................              0            0            0             0            0
 Interest................        158,565      237,570      249,570     1,125,933      684,942
----------------------------------------------------------------------------------------------
 Total investment
  income.................      1,103,427    1,759,330      543,934     4,372,412    7,901,911
----------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............        789,167    1,203,962    1,181,647     3,224,101    2,384,266
 Distribution Plan
  expenses...............            126          279        7,423        25,109        3,890
 Administrative services
  fees...................         22,722       39,281       20,362       118,218       88,316
 Transfer agent fee......            331        1,379       59,803       138,356          596
 Trustees' fees and
  expenses...............          2,539        2,791        1,426        10,000        6,013
 Printing and postage
  expenses...............          3,167        5,523        3,528        24,147       11,127
 Custodian fee...........         31,304       42,625       28,893       143,014       98,842
 Registration and filing
  fees...................         60,230       86,717       71,535       102,018      145,869
 Professional fees.......         15,148       16,980       14,427        24,736       17,780
 Organization expenses...              0            0            0             0            0
 Other...................         14,252       13,430        4,253         7,799       20,929
----------------------------------------------------------------------------------------------
  Total expenses.........        938,986    1,412,967    1,393,297     3,817,498    2,777,628
 Less: Fee credits.......         (5,396)      (6,031)      (4,516)      (27,923)     (13,690)
   Fee waivers...........        (84,029)    (150,495)    (551,194)     (478,980)    (340,610)
----------------------------------------------------------------------------------------------
  Net expenses...........        849,561    1,256,441      837,587     3,310,595    2,423,328
----------------------------------------------------------------------------------------------
 Net investment income or
  loss...................        253,866      502,889     (293,653)    1,061,817    5,478,583
----------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts
 Net realized gains or
  losses on:
  Securities.............     (8,481,510)  20,463,898   17,426,693   100,654,235    9,159,666
  Futures contracts......              0            0            0             0            0
----------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures contracts..     (8,481,510)  20,463,898   17,426,693   100,654,235    9,159,666
----------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and futures
  contracts..............      2,615,130  (22,240,460)  14,600,653    51,252,431   24,194,498
----------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts..     (5,866,380)  (1,776,562)  32,027,346   151,906,666   33,354,164
----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........    $(5,612,514) $(1,273,673) $31,733,693  $152,968,483  $38,832,747
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                          Diversified    Large Cap     Small Cap
                              Balanced     Core Equity       Value         Blend        Growth
                                Fund           Fund           Fund          Fund         Fund
--------------------------------------------------------------------------------------------------
 Operations
 Net investment income or
  loss...................   $ 23,946,017  $   15,255,869  $  5,814,173  $  3,767,039  $  (423,502)
 Net realized gains or
  losses on securities
  and futures contracts..        928,390     190,887,254    17,372,195    35,527,151   (2,938,420)
 Net change in unrealized
  gains or losses on
  securities and futures
  contracts..............     12,500,436     (31,676,691)   23,916,181    (7,056,882)   6,375,643
--------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     37,374,843     174,466,432    47,102,549    32,237,308    3,013,721
--------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from:
 Net investment income
  (b)
  Class I................    (22,214,234)    (14,533,736)   (5,432,863)     (415,801)           0
  Class IS...............        (71,558)       (136,355)       (6,977)       (2,046)           0
  Class IC (a)...........              0               0             0    (3,330,655)           0
--------------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................    (22,285,792)    (14,670,091)   (5,439,840)   (3,748,502)           0
--------------------------------------------------------------------------------------------------
 Net realized gains (b)
  Class I................     (7,372,020)   (160,679,308)  (17,317,740)   (1,886,318)    (100,814)
  Class IS...............        (32,664)     (2,314,062)      (34,597)      (32,097)           0
  Class IC (a)...........              0               0             0   (50,651,105)           0
--------------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................     (7,404,684)   (162,993,370)  (17,352,337)  (52,569,520)    (100,814)
--------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (29,690,476)   (177,663,461)  (22,792,177)  (56,318,022)    (100,814)
--------------------------------------------------------------------------------------------------
 Capital shares
  transactions
 Proceeds from shares
  sold...................    107,820,701     194,557,250    67,508,083    46,937,384    3,242,108
 Payment for shares
  redeemed...............   (200,572,408)   (345,341,133) (303,364,284) (147,493,668)  (5,425,723)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........     20,140,059     127,043,887    21,722,516    51,527,385      100,757
 Net asset value of
  shares issued in
  acquisition of
  CoreStates Equity
  Growth Fund............              0               0             0             0            0
--------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   shares transactions...    (72,611,648)    (23,739,996) (214,133,685)  (49,028,899)  (2,082,858)
--------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (64,927,281)    (26,937,025) (189,823,313)  (73,109,613)     830,049
 Net assets
 Beginning of year.......    724,065,088   1,970,659,937   797,562,096   511,866,577   69,283,488
--------------------------------------------------------------------------------------------------
 End of year.............   $659,137,807  $1,943,722,912  $607,738,783  $438,756,964  $70,113,537
--------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income or
  loss...................   $  1,619,270  $       56,683  $    414,562  $     (8,169) $         0
--------------------------------------------------------------------------------------------------

(a) On April 30, 1999, the Class IC shares of the Large Cap Blend Fund and So-cial Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting sur-vivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(b) The Large Cap Blend Fund redesignated $240,950 ($0.02 per share for Classes I, IS and IC) distributions from net investment income declared after Janu-ary 1, 1999, as capital gains distributions after January 1, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                            Small Company     Social       Special      Strategic     Strategic
                                Value       Principles      Equity        Growth        Value
                                Fund           Fund          Fund          Fund          Fund
--------------------------------------------------------------------------------------------------
 Operations
 Net investment income or
  loss...................   $    253,866   $    502,889  $   (293,653) $  1,061,817  $  5,478,583
 Net realized gains or
  losses on securities...     (8,481,510)    20,463,898    17,426,693   100,654,235     9,159,666
 Net change in unrealized
  gains or losses on
  securities.............      2,615,130    (22,240,460)   14,600,653    51,252,431    24,194,498
--------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (5,612,514)    (1,273,673)   31,733,693   152,968,483    38,832,747
--------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from:
 Net investment income
  Class I................       (313,271)       (78,008)            0    (1,186,581)   (4,545,875)
  Class IS...............           (102)          (238)            0       (10,641)      (17,533)
  Class IC (a)...........              0       (537,557)            0             0             0
--------------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................       (313,373)      (615,803)            0    (1,197,222)   (4,563,408)
--------------------------------------------------------------------------------------------------
 Net realized gains
  Class I................       (363,011)      (157,473)   (7,643,649)  (42,795,680)   (7,731,471)
  Class IS...............              0         (6,403)     (298,735)     (947,111)      (36,621)
  Class IC (a)...........              0     (8,960,041)            0             0             0
--------------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................       (363,011)    (9,123,917)   (7,942,384)  (43,742,791)   (7,768,092)
--------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........       (676,384)    (9,739,720)   (7,942,384)  (44,940,013)  (12,331,500)
--------------------------------------------------------------------------------------------------
 Capital shares
  transactions
 Proceeds from shares
  sold...................     49,048,796     14,856,248    44,330,181    98,098,328   281,162,284
 Payment for shares
  redeemed...............    (12,850,016)   (58,178,607)  (32,256,122) (282,527,098)  (72,083,435)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........        624,439      9,074,037     7,935,176    40,521,982     8,705,025
 Net asset value of
  shares issued in
  acquisition of
  CoreStates Equity
  Growth Fund............              0              0             0   205,742,310             0
--------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   shares transactions...     36,823,219    (34,248,322)   20,009,235    61,835,522   217,783,874
--------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     30,534,321    (45,261,715)   43,800,544   169,863,992   244,285,121
 Net assets
 Beginning of year.......     77,646,801    179,797,740    77,208,408   323,905,332   288,520,393
--------------------------------------------------------------------------------------------------
 End of year.............   $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
--------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income or
  loss...................   $       (460)  $     (1,986) $       (322) $     (7,208) $    938,131
--------------------------------------------------------------------------------------------------

(a) On April 30, 1999, the Class IC shares of the Large Cap Blend Fund and So-cial Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting sur-vivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                           Period Ended June 30, 1998

                                                           Diversified    Large Cap     Small Cap
                             Balanced      Core Equity        Value         Blend        Growth
                              Fund**          Fund*          Fund**         Fund*        Fund***
---------------------------------------------------------------------------------------------------
 Operations
 Net investment income...  $   9,106,347  $   11,215,922  $   4,518,633  $  2,329,360  $  (130,149)
 Net realized gain on
  securities and future
  contracts..............      6,632,946     161,218,815     17,369,461    51,925,395      407,197
 Net change in
  unrealized gains or
  losses on securities
  and future contracts...     40,464,098      53,230,680     63,485,623     5,211,744   (1,425,687)
---------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............     56,203,391     225,665,417     85,373,717    59,466,499   (1,148,639)
---------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from:
 Net investment income
  Class I................     (9,096,812)    (11,166,520)    (4,502,185)      (29,968)           0
  Class IS...............         (1,320)        (29,555)        (1,220)         (475)           0
  Class IC...............              0               0              0    (2,357,277)           0
---------------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................     (9,098,132)    (11,196,075)    (4,503,405)   (2,387,720)           0
---------------------------------------------------------------------------------------------------
 Net realized gains
  Class I................              0               0              0             0            0
  Class IS...............              0               0              0             0            0
  Class IC...............              0               0              0             0            0
---------------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................              0               0              0             0            0
---------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (9,098,132)    (11,196,075)    (4,503,405)   (2,387,720)           0
---------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................    794,145,003   1,978,861,338    844,178,135   502,787,135   24,034,367
 Payment of shares
  redeemed...............   (121,943,214)   (222,735,836)  (130,961,973)  (48,017,312)  (1,126,600)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      4,758,040          65,093      3,475,622        17,975            0
---------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........    676,959,829   1,756,190,595    716,691,784   454,787,798   22,907,767
---------------------------------------------------------------------------------------------------
   Total increase in net
    assets...............    724,065,088   1,970,659,937    797,562,096   511,866,577   21,759,128
 Net assets
 Beginning of period.....              0               0              0             0   47,524,360
---------------------------------------------------------------------------------------------------
 End of period...........  $ 724,065,088  $1,970,659,937  $ 797,562,096  $511,866,577  $69,283,488
---------------------------------------------------------------------------------------------------
 Undistributed net
  investment income or
  loss...................  $      76,045  $       15,911  $      84,835  $     48,469  $      (334)
---------------------------------------------------------------------------------------------------

* For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
** For the period from January 22, 1998 (commencement of operations) to June 30, 1998.
*** For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                           Period Ended June 30, 1998

                               Small        Social       Special     Strategic     Strategic
                           Company Value  Principles     Equity        Growth        Value
                              Fund**        Fund*         Fund         Fund*         Fund*
-----------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss).................   $   158,103  $    119,251  $  (396,076) $    334,100  $  1,678,953
 Net realized gain on
  securities and written
  options................       302,967     6,082,094   11,241,857    32,617,708     7,762,171
 Net change in
  unrealized gains or
  losses on securities
  and written options....    (2,614,213)    4,046,653     (654,231)   17,033,702    12,371,066
-----------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............    (2,153,143)   10,247,998   10,191,550    49,985,510    21,812,190
-----------------------------------------------------------------------------------------------
Distributions to
  shareholders from:
 From net investment
  income
  Class I................      (152,163)       (1,626)           0     (325,046)    (1,676,451)
  Class IS...............             0           (42)           0             0        (2,273)
  Class IC...............             0      (160,897)           0             0             0
-----------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................      (152,163)     (162,565)           0      (325,046)   (1,678,724)
-----------------------------------------------------------------------------------------------
 Net realized gains
  Class I................             0             0   (9,099,479)            0             0
  Class IS...............             0             0     (364,614)            0             0
  Class IC...............             0             0            0             0             0
-----------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................             0             0   (9,464,093)            0             0
-----------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........      (152,163)     (162,565)  (9,464,093)     (325,046)   (1,678,724)
-----------------------------------------------------------------------------------------------
Capital share
  transactions
 Proceeds from shares
  sold...................    86,504,946   181,779,780   14,069,175   341,558,248   284,680,865
 Payment of shares
  redeemed...............    (6,702,683)  (12,070,972) (20,704,096)  (67,348,327)  (16,580,621)
 Net assets value of
  shares issued in
  reinvestment of
  distributions..........       149,844         3,499    8,789,058        34,947       286,683
-----------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........    79,952,107   169,712,307    2,154,137   274,244,868   268,386,927
-----------------------------------------------------------------------------------------------
   Total increase in net
    assets...............    77,646,801   179,797,740    2,881,594   323,905,332   288,520,393
Net assets
 Beginning of period.....             0             0   74,326,814             0             0
-----------------------------------------------------------------------------------------------
 End of period...........   $77,646,801  $179,797,740  $77,208,408  $323,905,332  $288,520,393
-----------------------------------------------------------------------------------------------
Undistributed net
  investment income or
  loss...................   $    69,313  $     60,566  $    (4,076) $     85,171  $     75,764
-----------------------------------------------------------------------------------------------

  * For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
 ** For the period from December 23, 1997 (commencement of operations) to June
    30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                          Year Ended February 28, 1998

                                                                     Small Cap
                                                                    Growth Fund
                                                                    -----------
                                                                       1998
--------------------------------------------------------------------------------
 Operations
  Net investment loss.............................................. $  (134,192)
  Net realized loss on securities..................................    (415,947)
  Net change in unrealized gains or losses on securities...........   4,981,029
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations............   4,430,890
--------------------------------------------------------------------------------
 Distributions to shareholders from:
  Net realized gain on investments.................................  (1,657,057)
--------------------------------------------------------------------------------
   Total distributions to shareholders.............................  (1,657,057)
--------------------------------------------------------------------------------
 Capital share transactions
  Proceeds from shares sold........................................  42,857,020
  Payment for shares redeemed......................................   1,640,345
  Net assets value of shares issued in reinvestment of
   distributions...................................................  (2,634,970)
--------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share
     transactions..................................................  41,862,395
--------------------------------------------------------------------------------
     Total increase in net assets..................................  44,636,228
 Net assets
 Beginning of year.................................................   2,888,132
--------------------------------------------------------------------------------
 End of year, including accumulated net investment income of $320
  ................................................................. $47,524,360
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Select Equity Growth Funds consist of Evergreen Select Balanced Fund ("Balanced Fund"), Evergreen Select Core Equity Fund ("Core Equity Fund") (formerly Evergreen Select Common Stock Fund), Evergreen Select Diversified Value Fund ("Diversified Value Fund"), Evergreen Select Large Cap Blend Fund ("Large Cap Blend Fund"), Evergreen Select Small Cap Growth Fund ("Small Cap Growth Fund"), Evergreen Select Small Company Value Fund ("Small Company Value Fund"), Evergreen Select Social Principles Fund ("Social Principles Fund"), Ev-ergreen Select Special Equity Fund ("Special Equity Fund") (formerly CoreFunds Special Equity Fund), Evergreen Select Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Select Strategic Value Fund ("Strategic Value Fund"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment company. Each of the Funds is a separate series of Evergreen Select Equity Trust, a Delaware business trust organized on September 18, 1997, and are collectively referred to herein as "the Funds".

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Each Class of shares is sold with-out a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Until April 30, 1999 Large Cap Blend Fund and Social Principles Fund offered an Institutional Charitable Class of shares ("Class IC"), which were available only to those investors that qualified as a non-profit organization under the Internal Revenue Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Short-term investments with remaining maturities of 60 days or less at the time of purchase are carried at amortized cost, which approximates market value.

Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission certain Funds managed by Evergreen Investment Management Company ("EIMC") may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gain or loss on secu-rities and foreign currency related transactions. Net realized foreign currency gains or losses resulting from changes in exchange rates include foreign cur-rency gains and losses between trade date and settlement date on securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received and are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers, and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Income and capital gains realized from some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

G. Federal Taxes
The Funds qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for fed-eral taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except Small Cap Growth Fund, are declared and paid monthly. Small Cap Growth Fund declares and pays distributions from net investment income, if any, annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The difference between financial statements amounts avail-able for distribution and distributions made in accordance with income tax reg-ulations are primarily due to differing treatment for certain distributions re-ceived from real estate investment trusts, certain repurchases of securities sold at a loss and the in-kind transaction described in Note 5.

The Large Cap Blend Fund redesignated $240,950 ($0.02 per share for Class I, IS and IC) of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.

Certain distributions paid during previous years have been reclassified to conform with current year presentation.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

J. Organization Expenses
Organization expenses for Small Cap Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion expenses in the same proportion as the number of initial shares being re-deemed bears to the number of initial shares outstanding at the time of the re-demption.

3. CONVERSION INFORMATION

On November 24, 1997, the Core Equity Fund, Strategic Growth Fund, and Strate-gic Value Fund commenced operations of their respective Class I shares as a re-sult of a conversion of common trust funds managed by First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"). Also, the Large Cap Blend Fund and Social Principles Fund commenced operations of their respective Class IC shares as a result of similar common trust fund conver-sions. The following chart summarizes pertinent data related to each Fund on the date of conversion:

                              Core       Large Cap       Social       Strategic    Strategic
                          Equity Fund    Blend Fund  Principles Fund Growth Fund   Value Fund
                         -------------- ------------ --------------- ------------ ------------
Shares issued...........     22,828,425   10,264,770     4,293,581      5,750,026      831,617
Net assets.............. $1,894,078,143 $462,393,873  $157,379,236   $186,600,811 $169,109,520
Net asset value per
 share.................. $        82.97 $      45.05  $      36.65   $      32.45 $     203.35
Unrealized appreciation
 of securities.......... $  557,857,438 $115,329,906  $ 49,607,008   $ 53,350,873 $ 48,394,807

The above amounts are reflected in proceeds from shares sold in the statements of changes in net assets for the period ended June 30, 1998.

4. CLASS IC CONVERSION

On April 30, 1999, the Large Cap Blend Fund and Social Principles Fund con-verted their respective Class IC shares to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net as-set value equal to the net asset value of their shares immediately prior to the close of business April 30, 1999. Since Class IC shares contributed the major-ity of the net assets and the shareholders to the newly combined Class I, the Class IC and its operating results for prior periods are carried forward as the accounting survivor. The following chart summarizes pertinent data related to each Fund's Class IC shares on the date of conversion:

                                              Large Cap       Social
                                              Blend Fund  Principles Fund
                                             ------------ ---------------
         Class I shares issued..............    9,604,208     3,712,810
         Net assets of Class IC............. $452,516,632  $126,994,084
         Net asset value of Class I per
          share............................. $      47.12  $      34.20

5. IN-KIND TRANSACTION

On January 21, 1998, the Evergreen Balanced Fund II and Evergreen Value Fund, Class Y, executed a redemption in-kind transaction of $737,248,788 and $793,367,277, respectively. This transaction resulted in the liquidation of substantially all of the net assets of the Evergreen Balanced Fund II and Ever-green Value Fund Class Y shares, which were transferred to Class I shares of Balanced Fund and Diversified Value Fund, respectively. On January 22, 1998, Balanced Fund and Diversified Value Fund commenced operations of their Class I shares through in-kind purchases of 58,643,231 and 33,532,392 shares, respec-tively, amounting to $737,248,788 and $793,367,277, respectively. These amounts are reflected in proceeds from shares sold in the statements of changes in net assets for the period ended June 30, 1998. In exchange for these shares, in-vestment securities, excluding cash and cash equivalents, with a cost and mar-ket value of $708,705,595 and $774,879,156 were contributed to the Balanced Fund and Diversified Value Fund, respectively. Additionally, Balanced Fund and Diversified Value Fund received cash and cash equivalents of $28,543,193 and $23,488,121, respectively, to complete the transaction.

6. ACQUISITIONS

Effective on the close of business July 24, 1998, Special Equity Fund acquired all of the net assets and certain liabilities of the CoreFund Special Equity Fund ("CoreFund") an open-end, management investment company, registered under the 1940 Act, through a tax-free exchange of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class IS, Class IS and Class I shares, respectively, of Special Equity Fund having an aggregate net asset value equal to the aggre-gate net asset value of their shares of the CoreFund immediately prior to the close of business on July 24, 1998. Shareholders of CoreFund Class B shares re-ceived 22,353 shares of Class IS as a result of the merger. The Special Equity Fund had no operations prior to the acquisition. Since both the Special Equity Fund and the CoreFund were similar funds, and the CoreFund contributed the ma-jority of the net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods are carried forward as the accounting survivor. The above amounts are reflected in proceeds from shares issued in both the Statements of Changes in Net Assets and Capital Shares Transactions.

Effective the close of business on July 24, 1998, Strategic Growth Fund ac-quired the net assets of CoreFund Equity Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange for 186,381 Class IS shares and 5,297,535 Class I shares of Strategic Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $66,587,357. The aggregate net assets of CoreFund Equity Growth Fund and Strategic Growth Fund immediately before the acquisition were $205,742,310 and $326,300,095, respectively. The aggregate net assets of Strategic Growth Fund after the acquisition were $532,042,405. The above amounts are reflected in proceeds from shares issued in both the Statements of Changes in Net Assets and Capital Shares Transactions.

Immediately following the common trust fund conversion on November 24, 1997, the Strategic Growth Fund acquired substantially all of the net assets of Eq-uity Growth Fund, a common trust fund managed by FUNB. The net assets were ac-quired through a taxable exchange for 2,517,542 Class I shares of Strategic Growth Fund, valued at $32.45 per share. The acquired net assets consisted pri-marily of portfolio securities with unrealized appreciation of $25,897,713. The aggregate net assets of Equity Growth Fund and Strategic Growth Fund immedi-ately prior to the acquisition were $81,699,736 and $186,600,811, respectively. The aggregate net assets and shares outstanding of Strategic Growth Fund imme-diately after the acquisition were $268,300,547 and 8,267,568, respectively. The foregoing amounts are reflected in proceeds from shares sold in the State-ments of Changes in Net Assets for the period ended June 30, 1998.

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Select Balanced Fund

                                Year Ended                 Period Ended
                               June 30, 1999            June 30, 1998 (a)
                         --------------------------  -------------------------
                           Shares        Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold.............   7,848,229  $ 102,258,212  62,963,666  $ 793,932,091
Shares redeemed......... (14,836,155)  (195,030,850) (9,271,066)  (121,943,214)
Shares issued in
 reinvestment of
 distributions..........   1,521,793     20,036,612     361,713      4,756,721
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (5,466,133)   (72,736,026) 54,054,313    676,745,598
-------------------------------------------------------------------------------
Class IS
Shares sold.............     422,203      5,562,489      15,938        212,912
Shares redeemed.........    (416,181)    (5,541,558)          0              0
Shares issued in
 reinvestment of
 distributions..........       7,749        103,447         100          1,319
-------------------------------------------------------------------------------
Net increase............      13,771        124,378      16,038        214,231
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (5,452,362) $ (72,611,648) 54,070,351  $ 676,959,829

--------------------------------------------------------------------------------
(a) For Class I and Class IS the capital share activity is for the period from January 22, 1998 and April 9, 1998, respectively, (commencement of each Classes operations) to June 30, 1998.

Select Core Equity Fund

                                Year Ended                Period Ended
                              June 30, 1999             June 30, 1998 (a)
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I
Shares sold.............  1,894,587  $ 162,933,860  23,538,750  $1,957,108,914
Shares redeemed......... (3,733,442)  (323,280,104) (2,451,922)   (219,096,830)
Shares issued in
 reinvestment of
 distributions..........  1,482,376    125,141,384         453          40,719
-------------------------------------------------------------------------------
Net increase
 (decrease).............   (356,479)   (35,204,860) 21,087,281   1,738,052,803
-------------------------------------------------------------------------------
Class IS
Shares sold.............    388,096     31,623,390     250,305      21,752,424
Shares redeemed.........   (271,386)   (22,061,029)    (41,914)     (3,639,006)
Shares issued in
 reinvestment of
 distributions..........     24,042      1,902,503         283          24,374
-------------------------------------------------------------------------------
Net increase............    140,752     11,464,864     208,674      18,137,792
-------------------------------------------------------------------------------
Net increase
 (decrease).............   (215,727) $ (23,739,996) 21,295,955  $1,756,190,595

--------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from November 24, 1997 and Febru-ary 4, 1998, respectively (commencement of Class operations) to June 30, 1998.

Select Diversified Value Fund

                                Year Ended                 Period Ended
                               June 30, 1999            June 30, 1998 (a)
                         --------------------------  -------------------------
                           Shares        Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold.............   2,710,532  $  66,392,052  35,285,849  $ 843,364,554
Shares redeemed......... (12,054,441)  (303,229,194) (5,013,312)  (130,385,842)
Shares issued in
 reinvestment of
 distributions..........     864,540     21,680,943     133,917      3,474,402
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (8,479,369)  (215,156,199) 30,406,454    716,453,114
-------------------------------------------------------------------------------
Class IS
Shares sold.............      46,088      1,116,031      30,796        813,581
Shares redeemed.........      (5,221)      (135,090)    (22,745)      (576,131)
Shares issued in
 reinvestment of
 distributions..........       1,677         41,573          48          1,220
-------------------------------------------------------------------------------
Net increase............      42,544      1,022,514       8,099        238,670
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (8,436,825) $(214,133,685) 30,414,553  $ 716,691,784

--------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from January 22, 1998 and March
    31, 1998, respectively (commencement of Class operations) to June 30, 1998.

Select Large Cap Blend Fund

                                  Year Ended               Period Ended
                                June 30, 1999            June 30, 1998 (a)
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold..............     281,613  $  13,021,813     281,458  $ 13,881,808
Shares redeemed..........  (1,136,453)   (53,049,940)     (5,242)     (257,909)
Shares issued in
 reinvestment of
 distributions...........      40,730      1,853,814         339        16,702
Shares issued from
 conversion of Class IC
 (b).....................   9,604,208    452,516,632           0             0
-------------------------------------------------------------------------------
Net increase.............   8,790,098    414,342,319     276,555    13,640,601
-------------------------------------------------------------------------------
Class IS
Shares sold..............       7,147        328,082       5,918       297,642
Shares redeemed..........      (5,917)      (269,541)         (1)          (44)
Shares issued in
 reinvestment of
 distributions...........         745         33,874          10           475
-------------------------------------------------------------------------------
Net increase.............       1,975         92,415       5,927       298,073
-------------------------------------------------------------------------------
Class IC
Shares sold..............     745,024     33,587,489  10,802,599   488,607,729
Shares redeemed..........  (2,036,907)   (94,174,187)   (997,016)  (47,759,403)
Shares issued in
 reinvestment of
 distributions...........   1,090,492     49,639,697          16           798
Shares redeemed in
 conversion to Class I
 (b).....................  (9,604,208)  (452,516,632)          0             0
-------------------------------------------------------------------------------
Net increase (decrease)..  (9,805,599)  (463,463,633)  9,805,599   440,849,124
-------------------------------------------------------------------------------
Net increase (decrease)..  (1,013,526) $ (49,028,899) 10,088,081  $454,787,798

--------------------------------------------------------------------------------
(a) For Class I, Class IS and IC, for the period from December 19, 1997, March 12, 1998 and November 24, 1997, respectively (commencement of Class opera-tions) to June 30, 1998.
(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Select Small Cap Growth Fund

                             Year Ended             Period Ended             Year Ended
                            June 30, 1999         June 30, 1998 (a)       February 28, 1998
                         ---------------------  ----------------------  ----------------------
                          Shares     Amount      Shares      Amount      Shares      Amount
-----------------------------------------------------------------------------------------------
Class I
Shares sold.............  284,105  $ 3,242,108  1,770,376  $22,034,367  3,414,877  $42,857,020
Shares redeemed......... (437,071)  (5,425,723)   (82,127)  (1,126,600)  (209,509)  (2,634,970)
Shares issued in
 reinvestment of
 distributions..........    8,734      100,757          0            0    130,289    1,640,345
-----------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (144,232) $(2,082,858) 1,688,249  $20,907,767  3,335,657  $41,862,395

--------------------------------------------------------------------------------
(a) For the four month period ended June 30, 1998. The fund changed its fiscal year end from the last business day in February to June 30, effective June 30, 1998.

Select Small Company Value Fund

                                   Year Ended              Period Ended
                                  June 30, 1999          June 30, 1998 (a)
                             ------------------------  ----------------------
                               Shares       Amount      Shares      Amount
------------------------------------------------------------------------------
Class I
Shares sold.................  5,762,869  $ 48,213,008  8,353,679  $86,504,946
Shares redeemed............. (1,437,069)  (12,034,887)  (669,991)  (6,702,683)
Shares issued in
 reinvestment of
 distributions..............     74,799       624,337     14,214      149,844
------------------------------------------------------------------------------
Net increase................  4,400,599    36,802,458  7,697,902  $79,952,107
------------------------------------------------------------------------------
Class IS (b)
Shares sold.................    101,479       835,788
Shares redeemed.............   (101,371)     (815,129)
Shares issued in
 reinvestment of
 distributions..............         13           102
------------------------------------------------------------------------------
Net increase................        121        20,761
------------------------------------------------------------------------------
Net increase................  4,400,720  $ 36,823,219

--------------------------------------------------------------------------------
(a) For the period from December 23, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from December 31, 1998 (commencement of Class operations) to June 30, 1999.

Select Social Principles Fund

                                 Year Ended                Period Ended
                                June 30, 1999           June 30, 1998 (a)
                           -------------------------  -----------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold...............     90,138  $   3,145,258     61,760  $  2,208,624
Shares redeemed...........   (225,918)    (8,155,311)       (59)       (2,272)
Shares issued in
 reinvestment of
 distributions............      4,705        162,875         33         1,243
Shares issued from
 conversion of Class IC
 (b)......................  3,712,810    126,994,084          0             0
------------------------------------------------------------------------------
Net increase..............  3,581,735    122,146,906     61,734     2,207,595
------------------------------------------------------------------------------
Class IS
Shares sold...............      4,670        159,277      5,274       207,403
Shares redeemed...........     (8,520)      (297,123)        (1)          (36)
Shares issued in
 reinvestment of
 distributions............        191          6,618          1            42
------------------------------------------------------------------------------
Net increase (decrease)...     (3,659)      (131,228)     5,274       207,409
------------------------------------------------------------------------------
Class IC
Shares sold...............    337,062     11,551,713  4,876,095   179,363,747
Shares redeemed........... (1,429,917)   (49,726,173)  (327,340)  (12,068,700)
Shares issued in
 reinvestment of
 distributions............    256,850      8,904,544         60         2,256
Shares redeemed in
 conversion to Class I
 (b)...................... (3,712,810)  (126,994,084)         0             0
------------------------------------------------------------------------------
Net increase (decrease)... (4,548,815)  (156,264,000) 4,548,815   167,297,303
------------------------------------------------------------------------------
Net increase (decrease)...   (970,739) $ (34,248,322) 4,615,823  $169,712,307

--------------------------------------------------------------------------------
(a) For Class I, Class IS, Class IC, for the period from November 24, 1997, March 12, 1998, and November 24, 1997, respectively, (commencement of Class operations) to June 30, 1998.
(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Select Special Equity Fund

                                 Year Ended                Year Ended
                                June 30, 1999           June 30, 1998 (a)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold...............  3,681,321  $ 43,045,845   1,100,970  $ 12,968,366
Shares redeemed........... (2,831,875)  (30,671,560) (1,727,770)  (20,152,176)
Shares issued in
 reinvestment of
 distributions............    812,275     7,643,511     816,325     8,424,468
------------------------------------------------------------------------------
Net increase..............  1,661,721    20,017,796     189,525     1,240,658
------------------------------------------------------------------------------
Class IS
Shares sold...............    114,558     1,284,336      92,537     1,100,809
Shares redeemed...........   (146,994)   (1,584,562)    (47,881)     (551,920)
Shares issued in
 reinvestment of
 distributions............     31,295       291,665      35,511       364,590
------------------------------------------------------------------------------
Net increase (decrease)...     (1,141)       (8,561)     80,167       913,479
------------------------------------------------------------------------------
Net increase..............  1,660,580  $ 20,009,235     269,692  $  2,154,137

--------------------------------------------------------------------------------
(a) Capital share activity for the year ended June 30, 1998 is that of the CoreFund. Amounts shown for Class I have been reclassified from Class Y of the CoreFund. Amounts shown for Class IS reflect the combination and re-classification of Class A and Class B of the CoreFund.

Select Strategic Growth Fund

                                 Year Ended               Period Ended
                                June 30, 1999           June 30, 1998 (a)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold...............  4,260,240  $ 93,242,573   9,834,675  $324,746,855
Shares redeemed........... (7,535,767) (278,683,495) (1,464,385)  (53,203,209)
Shares issued in
 reinvestment of
 distributions............  1,078,559    39,578,816         982        34,947
Shares issued in
 acquisition of CoreFund
 Equity Growth Fund.......  5,297,535   198,759,540         --            --
------------------------------------------------------------------------------
Net increase (decrease)...  3,100,567    52,897,434   8,371,272   271,578,593
------------------------------------------------------------------------------
Class IS
Shares sold...............    130,363     4,855,755     447,254    16,811,393
Shares redeemed...........   (101,906)   (3,843,603)   (385,382)  (14,145,118)
Shares issued in
 reinvestment of
 distributions............     25,744       943,166         --            --
Shares issued in
 acquisition of CoreFund
 Equity Growth Fund.......    186,381     6,982,770         --            --
------------------------------------------------------------------------------
Net increase..............    240,582     8,938,088      61,872     2,666,275
------------------------------------------------------------------------------
Net increase..............  3,341,149  $ 61,835,522   8,433,144  $274,244,868

--------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from November 24, 1997 and Febru-ary 27,1998, respectively, (commencement of Class operations) to June 30, 1998.

Select Strategic Value Fund

                                   Year Ended              Period Ended
                                 June 30, 1999          June 30, 1998 (a)
                             -----------------------  -----------------------
                              Shares       Amount      Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold................. 1,250,078  $278,450,304  1,344,196  $283,217,426
Shares redeemed.............  (322,534)  (69,617,033)   (74,798)  (16,435,232)
Shares issued in
 reinvestment of
 distributions..............    40,648     8,661,803      1,265       284,542
------------------------------------------------------------------------------
Net increase................   968,192   217,495,074  1,270,663   267,066,736
------------------------------------------------------------------------------
Class IS
Shares sold.................    12,671     2,711,091      6,502     1,463,439
Shares redeemed.............   (11,118)   (2,466,402)      (641)     (145,389)
Shares issued in
 reinvestment of
 distributions..............       208        44,111          9         2,141
------------------------------------------------------------------------------
Net increase................     1,761       288,800      5,870     1,320,191
------------------------------------------------------------------------------
Net increase................   969,953  $217,783,874  1,276,533  $268,386,927

--------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from November 24, 1997 and March 11, 1998, respectively, (commencement of Class operations) to June 30,
    1998.

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and securities acquired as a result of conversions, in-kind transactions and acquisitions) were as follows for the year ended June 30, 1999:

                                           Cost of Purchases Proceeds from Sales
                                              --------------------------------
       Core Equity Fund...................   $967,825,286      $1,146,988,165
       Diversified Value Fund.............    494,893,123         720,249,809
       Large Cap Blend Fund...............    209,577,370         304,210,789
       Small Cap Growth Fund..............    102,714,420         104,869,540
       Small Company Value Fund...........     88,807,726          41,235,068
       Social Principles Fund.............     52,951,629          88,939,584
       Special Equity Fund................     82,262,402          74,842,128
       Strategic Growth Fund..............    688,217,425         682,569,471
       Strategic Value Fund...............    340,664,736         133,944,607

Balanced Fund's cost of purchases of US government and non-US government secu-rities was $212,982,807 and $193,337,453, respectively, and the Fund's proceeds from sale of US government and non-US government securities was $241,974,953 and $244,318,838, respectively, for the year ended June 30, 1999.

The Small Cap Growth Fund loaned securities during the year ended June 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. During the year ended June 30, 1999, the Fund earned $23,242 in income from securities lending. These fees are included in interest income. As of June 30, 1999 the value of the Fund's securities on loan and the value of collateral amounted to $18,066,600 and $18,071,447, respectively.

On June 30, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                   Gross        Gross          Net
                                                 Unrealized   Unrealized    Unrealized
                                    Tax Cost    Appreciation Depreciation  Appreciation
                                 -----------------------------------------------------
       Balanced Fund...........  $  609,174,309 $ 75,997,154 $(23,284,186) $ 52,712,968
       Core Equity Fund........   1,362,601,518  605,378,972  (26,965,370)  578,413,602
       Diversified Value Fund..     527,183,807  104,294,007  (17,595,215)   86,698,792
       Large Cap Blend Fund....     334,948,580  121,221,117   (8,008,028)  113,213,089
       Small Cap Growth Fund...      78,552,312   13,588,795   (3,983,489)    9,605,306
       Small Company Value
        Fund...................     107,141,835   11,582,296  (11,581,500)          796
       Social Principles Fund..     101,278,096   39,184,577   (7,980,329)   31,204,248
       Special Equity Fund.....     102,164,580   31,909,652  (12,295,594)   19,614,058
       Strategic Growth Fund...     379,596,925  122,887,277   (1,540,028)  121,347,249
       Strategic Value Fund....     445,888,166   95,130,970  (10,602,492)   84,528,478

On July 24, 1998, Strategic Growth Fund acquired securities, excluding cash equivalents, with an aggregate cost $139,199,312 from the Fund's acquisition of CoreFund Equity Growth Fund.

As of June 30, 1999, Small Cap Growth Fund had a capital loss carryover for federal income tax purposes of $1,348,498 expiring in 2006 and $2,891,216 ex-piring in 2007 and Small Company Value Fund had a capital loss carryover for federal income tax purposes of $3,027,415 expiring in 2007. In addition to the capital loss carryovers, capital losses incurred by the Funds after October 31, 1998, within the Funds' fiscal year, are deemed to arise on the first business day of the Funds' following fiscal year. For the year ended June 30, 1999 the Small Company Value Fund incurred and elected to defer $5,497,097 of such post-October losses.

9. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds. Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Class IS, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Dis-tribution Plan expenses are calculated daily and paid monthly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

10. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
    TRANSACTIONS

The investment adviser to each Fund, other than Small Cap Growth Fund, Small Company Value Fund and Special Equity Fund, is FUNB. Each Fund, other than Small Cap Growth Fund, Small Company Value Fund and Special Equity Fund, pays FUNB a fee for its services as set forth below. The annual advisory fees are calculated daily and paid monthly and are based on a percentage of average daily net assets.

                                                                      Annual
                                                                   Advisory Fee
                                                                   ------------
       Balanced Fund..............................................    0.60%
       Core Equity Fund...........................................    0.70%
       Diversified Value Fund.....................................    0.60%
       Large Cap Blend Fund.......................................    0.70%
       Social Principles Fund.....................................    0.80%
       Strategic Growth Fund......................................    0.70%
       Strategic Value Fund.......................................    0.70%

Evergreen Investment Management Company ("EIMC"), a wholly owned subsidiary of FUNB, is the investment adviser to Small Cap Growth Fund. In return for its services, EIMC is paid an annual advisory fee equal to 0.80% of the Funds first $100 million of average daily net assets and at reduced rates thereafter.

Evergreen Asset Management Corp. ("EAMC"), a wholly owned subsidiary of FUNB, is the investment adviser to Small Company Value Fund. Small Company Value Fund pays EAMC an annual fee of 0.90% of average daily net assets. Leiber & Company, an affiliate of First Union, is the investment sub-adviser to Small Company Value Fund. Leiber & Company provides these services at no additional cost to the Fund.

Leiber & Company also provides brokerage services to Small Company Value Fund with respect to substantially all security transactions effected on either the New York or American Stock Exchanges. For the year ended June 30, 1998, Small Company Fund incurred $152,290, in brokerage commissions with Leiber & Company.

Meridian Investment Company ("Meridian"), an indirect subsidiary of FUNB, serves as the investment advisor to Special Equity Fund. In return for its services, Meridian is paid an annual fee equal to 1.50% of average daily net assets of Special Equity Fund. Currently, Meridian agreed to limit its advisory fee to 0.74% of average daily net assets.

Each investment adviser, other than EIMC, has voluntarily agreed to waive a portion of the investment advisory fee on each Fund and/or to reimburse a por-tion of each Fund's annual operating expenses (excluding interest, taxes, bro-kerage commissions and extraordinary expenses). For the year ended June 30, 1999, the investment advisers voluntarily reduced their fees as follows:

                                                                  % of Average
                                              Total Fee Waivers Daily Net Assets
                                                ---------------------------
       Balanced Fund.........................    $  689,460           .10%
       Core Equity Fund......................     1,848,228           .10
       Diversified Value Fund................       663,837           .10
       Large Cap Blend Fund..................       474,132           .10
       Small Company Value Fund..............        84,029           .10
       Social Principles Fund................       150,495           .10
       Special Equity Fund...................       551,194           .70
       Strategic Growth Fund.................       478,980           .10
       Strategic Value Fund..................       340,610           .10

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS serves as sub-administrator to the Funds. As administra-tor, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. The ad-ministrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory sub-sidiaries are also the investment advisors. The administration fee is calcu-lated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For the year ended June 30, 1999, the following amounts were paid for administration and sub-administration services:

                                               Administration Sub-administration
                                               -------------- ------------------
       Balanced Fund..........................    $170,206         $ 8,642
       Core Equity Fund.......................     381,935          98,808
       Diversified Value Fund.................     165,277           8,088
       Large Cap Blend Fund...................      98,170          25,360
       Small Company Value Fund...............      18,083           4,639
       Social Principles Fund.................      31,213           8,068
       Special Equity Fund....................      16,536           3,826
       Strategic Growth Fund..................      93,810          24,408
       Strategic Value Fund...................      70,246          18,070

For the year ended June 30, 1999, Small Cap Growth Fund reimbursed EIMC for certain administrative and accounting expenses amounting to $8,400.

For the Small Cap Growth Fund, the sub-administration fee is paid by the in-vestment advisor and is not a Fund expense.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of FUNB, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

11. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under this expense offset arrangement could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average daily net assets were as follows:

                                                  Total Fee       % of Average
                                               Credits Received Daily Net Assets
                                               ---------------- ----------------
       Balanced Fund..........................     $27,674            .00%
       Core Equity Fund.......................      76,453            .00
       Diversified Value Fund.................      30,047            .01
       Large Cap Blend Fund...................      18,838            .00
       Small Cap Growth Fund..................       3,866            .01
       Small Company Value Fund...............       5,396            .01
       Social Principles Fund.................       6,031            .00
       Special Equity Fund....................       4,516            .01
       Strategic Growth Fund..................      27,923            .01
       Strategic Value Fund...................      13,690            .00

12. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

13. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust ("SSB") and a group of banks (collectively "the Banks") entered into a financing agreement dated De-cember 22, 1997, as amended November 20, 1998. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency pur-poses only and is subject to each Fund's borrowing restrictions. Borrowings un-der this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assis-tance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. SSB served as agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per an-num which is allocated to all of the participating Funds.

On December 22, 1998, the financing agreement referenced above was amended and renewed among all Evergreen Funds, SSB and Bank of New York ("BONY"). Under this agreement, SSB and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected. Dur-ing the year ended June 30, 1999, the Fund had no borrowings under these agree-ments.

14. DISTRIBUTIONS TO SHAREHOLDERS

On July 1, 1999 the following Funds declared net investment income dividends, payable on July 2, 1999 to shareholders of record on June 30, 1999:

                                                               Class I Class IS
                                                               ----------------
       Balanced Fund.......................................... $0.035   $0.032
       Core Equity Fund.......................................  0.028    0.009
       Diversified Value Fund.................................  0.020    0.014
       Strategic Value Fund...................................  0.445    0.395

On July 8, 1999 the following Funds declared capital gains dividends, payable on July 9, 1999 to shareholders of record on July 7, 1999:

                                                               Class I Class IS
                                                               ----------------
       Core Equity Fund....................................... $9.063   $9.063
       Strategic Growth Fund .................................  5.951    5.951
       Strategic Value Fund...................................  4.190    4.190

These distributions are not reflected in the accompanying financial statements.

15. SUBSEQUENT EVENTS

Effective on the close of business on July 9, 1999, Balanced Fund, Core Equity Fund, Strategic Growth Fund and Strategic Value Fund ("Acquiring Evergreen Funds") acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB. The net assets, consisting pri-marily of portfolio securities, were acquired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Funds.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

                                                                                             Evergreen    Unrealized
           Acquiring                                                Total      Total Net       Fund      Appreciation
           Evergreen                                               Shares        Assets      NAV/share        of
             Fund               Common Trust Fund                  Issued       Acquired      Class I     Securities
    -----------------------------------------------------------------------------------------------------------------
     Balanced Fund              CoreStates Balanced Fund            422,321    $  5,780,695    $13.68    $          0
                                CoreStates Balanced Trust         6,059,738      82,945,060                20,569,515
                                                                  ---------    ------------              ------------
                                    Total                         6,482,059      88,725,755                20,569,515
                                                                  =========    ============              ============
     Core Equity Fund           CoreStates Growth and
                                Income Equity Trust               6,974,611     595,233,256     85.34     134,355,837
                                Signet Investors Equity A           592,625      50,576,342                36,302,394
                                Signet Investors Equity B           123,773      10,563,173                 7,475,528
                                Signet Capital Growth                67,230       5,737,565                 3,701,178
                                                                  ---------    ------------              ------------
                                    Total                         7,758,239     662,110,336               181,834,937
                                                                  =========    ============              ============
     Strategic Growth Fund      CoreStates Union County
                                Equity Trust                         70,063       2,592,329     37.00       1,356,557
                                                                  ---------    ------------              ------------
     Strategic Value Fund       CoreStates Value Equity Fund        341,237      80,405,690    235.63               0
                                CoreStates Value Equity Trust       309,990      73,043,358                11,453,813
                                                                  ---------    ------------              ------------
                                    Total                           651,227    $153,449,048              $ 11,453,813
                                                                  =========    ============              ============

Effective the close of business on July 30, 1999, Core Equity Fund acquired the net assets and liabilities of Evergreen Select Equity Income Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 14,454 Class IS shares and 1,629,831 Class I shares of Core Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $15,463,739. Aggregate net assets of Core Equity Fund and Evergreen Select Equity Income Fund immediately before the acquisition were $2,449,655,426 and $132,358,403, respectively. The aggregate net assets of Core Equity Fund after the acquisition were $2,582,013,829.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Select Balanced Fund, Ever-green Select Core Equity Fund (formerly Evergreen Select Common Stock Fund), Evergreen Select Diversified Value Fund, Evergreen Select Large Cap Blend Fund, Evergreen Select Small Cap Growth Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Evergreen Select Special Equity Fund (formerly CoreFund Special Equity Fund), Evergreen Select Strategic Growth Fund and Evergreen Select Strategic Value Fund, portfolios of the Evergreen Se-lect Equity Trust, as of June 30, 1999, and the related statements of opera-tions for the year then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and for the year ended February 28, 1998 for Evergreen Select Small Cap Growth Fund, and finan-cial highlights for each of the years or periods as described on pages 37 to
47. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Ever-green Select Special Equity Fund, the statement of changes in net assets for the year ended June 30, 1998 and financial highlights for each of the years or periods ended prior to the year ended June 30, 1999 were audited by other audi-tors whose reports dated August 25, 1998 and December 8, 1995, expressed un-qualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of the Evergreen Select Equity Trust as of June 30, 1999, the re-sults of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
August 6, 1999

                               Other Information

 Year 2000 - Unaudited

 Like other investment companies, the Funds could be adversely af-fected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this po-tential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.


              FEDERAL TAX STATUS OF DIVIDENDS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distribu-tions for the fiscal year ended June 30, 1999:

                                                         Distributions Per share
                                                         -----------------------
       Core Equity Fund................................. $162,933,370   $7.825
       Large Cap Blend Fund.............................   45,364,119    4.487
       Small Company Value Fund.........................          300       --
       Social Principles Fund...........................    9,215,913    2.121
       Special Equity Fund..............................    1,747,325    0.256
       Strategic Growth Fund............................   36,903,232    2.750
       Strategic Value Fund.............................    6,286,864    3.953

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended June 30, 1999 quali-fied for the dividends received deduction:

       Balanced Fund....................................................  17.24%
       Core Equity Fund................................................. 100.00
       Diversified Value Fund...........................................  41.19
       Large Cap Blend Fund.............................................  54.65
       Small Company Value Fund.........................................  57.57
       Social Principles Fund........................................... 100.00
       Special Equity Fund..............................................   0.74
       Strategic Growth Fund............................................  23.79
       Strategic Value Fund.............................................  90.38

                            Evergreen Select Funds

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund

Municipal Fixed Income
Intermediate Tax Exempt Bond Fund

Taxable Fixed Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund


Growth and Income/Balanced
Equity Income Fund
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small CompanyValue Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles
Secular Growth Fund


53736                                                              542780  08/99



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